FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-12

November 17, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,105,171,053

(Approximate Mortgage Pool Balance)

$1,015,375,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2015-GC35

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2015-GC35

Goldman Sachs Mortgage Company

Citigroup Global Markets Realty Corp.

Rialto Mortgage Finance, LLC

FCRE REL, LLC

As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.

Co-Lead Managers and Joint Bookrunners

Deutsche Bank Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated November 13, 2015, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, anticipated to be dated on or about November 17, 2015 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”) WITH THE STATE OF NEW HAMPSHIRE, NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$30,787,000		30.000	%(5)	[ ]%	(6)	2.59	1/16 – 8/20
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$111,638,000		30.000	%(5)	[ ]%	(6)	4.90	8/20 – 11/20
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$200,000,000		30.000	%(5)	[ ]%	(6)	9.72	4/25 – 9/25
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$386,647,000		30.000	%(5)	[ ]%	(6)	9.85	9/25 – 11/25
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$44,547,000		30.000	%(5)	[ ]%	(6)	7.24	11/20 – 4/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$838,548,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class X-B	A1(sf) / AA-sf / AAA(sf)	$59,403,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa2(sf) / AAAsf / AAA(sf)	$64,929,000	(10)	24.125%		[ ]%	(6)(11)	9.92	11/25 – 11/25
Class B(9)	A1(sf) / AA-sf / AA(sf)	$59,403,000	(10)	18.750%		[ ]%	(6)(11)	9.92	11/25 – 11/25
Class PEZ(9)	NR / A-sf / A-(sf)	$183,735,000	(10)	13.375	%(12)	NA(11)	(11)	9.92	11/25 – 11/25
Class C(9)	NR / A-sf / A-(sf)	$59,403,000	(10)	13.375	%(12)	[ ]%	(6)(11)	9.92	11/25 – 11/25
Class D	NR / BBB-sf / BBB-(sf)	$58,021,000		8.125%		[ ]%	(6)	9.92	11/25 – 11/25
Class X-D	NR / BBB-sf / BBB-(sf)	$58,021,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class E	NR / BB-sf / BB(sf)	$29,011,000	5.500%	[ ]%	(6)	9.92	11/25 – 11/25
Class F	NR / B-sf / B+(sf)	$11,052,000	4.500%	[ ]%	(6)	9.92	11/25 – 11/25
Class G	NR / NR / B-(sf)	$11,052,000	3.500%	[ ]%	(6)	9.92	11/25 – 11/25
Class H	NR / NR / NR	$38,681,053	0.000%	[ ]%	(6)	9.92	11/25 – 11/25
Class R(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)	Determined assuming no prepayments prior to the maturity date of each mortgage loan and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage.

(7)	The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class D certificates from time to time.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class D certificates, as described in the Free Writing Prospectus.

(9)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $64,929,000, $59,403,000 and $59,403,000, respectively. The Exchangeable Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of Exchangeable Certificates issued on the Closing Date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the Closing Date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of Exchangeable Certificates that could be outstanding on the Closing Date, equal to $183,735,000 (subject to a variance of plus or minus 5%).

(11)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)

Initial Pool Balance(2)	$1,105,171,053
Number of Mortgage Loans	64
Number of Mortgaged Properties	93
Average Cut-off Date Mortgage Loan Balance	$17,268,298
Weighted Average Mortgage Interest Rate	4.5151%
Weighted Average Remaining Term to Maturity (months)	112
Weighted Average Remaining Amortization Term (months)(3)	358
Weighted Average Cut-off Date LTV Ratio(4)	59.9%
Weighted Average Maturity Date LTV Ratio(5)	53.2%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.95x
Weighted Average Debt Yield on Underwritten NOI(7)	10.9%
% of Mortgage Loans with Subordinate Debt(8)	11.9%
% of Mortgaged Properties with Single Tenants	6.1%

(1)	The 590 Madison Avenue, South Plains Mall, Westin Boston Waterfront, Harbor Pointe Apartments, Illinois Center, 750 Lexington Avenue, Anchorage Marriott Downtown, Hammons Hotel Portfolio and JW Marriott Santa Monica Le Merigot mortgage loans each have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per room/SF/unit calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. The 590 Madison Avenue mortgage loan also has a related subordinate companion loan, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per room/SF/unit calculations presented in this Term Sheet do not include the related subordinate companion loan unless otherwise indicated. Additionally, with respect to the 700 North Sacramento Boulevard and 627 North Albany Avenue mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield are presented in the aggregate unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 2 mortgage loans, representing approximately 3.8% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the respective Cut-off Date LTV Ratio was calculated using an “as-is” appraised value plus related capital deductions or property improvement plan costs which were reserved for at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any of the adjustments described above is 60.0%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of the Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 14 mortgage loans, representing approximately 43.6% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” or “prospective value upon stabilization” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 54.9%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	The 590 Madison Avenue mortgage loan has a subordinate companion loan that is generally subordinate in right of payment to the 590 Madison Avenue mortgage loan (the “590 Madison Avenue Subordinate Companion Loan”). The 590 Madison Avenue Subordinate Companion Loan has an outstanding principal balance as of the Cut-off Date of approximately $280,634,000 and was contributed to the GSMS 2015-590M securitization transaction. See “Description of the Mortgage Pool—The Loans Combinations” and “—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.

Co-Managers:	Deutsche Bank Securities Inc. Drexel Hamilton, LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$1,105,171,053

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	C-III Asset Management LLC

Certificate Administrator:	Citibank, N.A.

Trustee:	Deutsche Bank Trust Company Americas

Operating Advisor:	Park Bridge Lender Services LLC

Closing Date:	December 8, 2015

Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in December 2015

Determination Date:	The 6th day of each month or, if such 6th day is not a business day, the next business day, commencing in January 2016

Distribution Date:	The 4th business day after the Determination Date, commencing in January 2016

Interest Accrual:	The preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	November 2048

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A, Class X-B and Class X-D: $1,000,000 minimum); $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■  $1,105,171,053 (Approximate) New-Issue Multi-Borrower CMBS:

—  Overview: The mortgage pool consists of 64 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,105,171,053 (the “Initial Pool Balance”), have an average Cut-off Date mortgage loan balance of $17,268,298 and are secured by 93 mortgaged properties located throughout 28 states

—  LTV: 59.9% weighted average Cut-off Date LTV Ratio

—  DSCR: 1.95x weighted average Underwritten Debt Service Coverage Ratio

—  Debt Yield: 10.9% weighted average Debt Yield on Underwritten NOI

—  Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■  Loan Structural Features:

—  Amortization: 62.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–   29.6% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–   32.9% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—  Hard Lockboxes: 73.0% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—  Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—   Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–   Real Estate Taxes: 55 mortgage loans representing 57.3% of the Initial Pool Balance

–   Insurance: 53 mortgage loans representing 45.0% of the Initial Pool Balance

–   Replacement Reserves (Including FF&E Reserves): 57 mortgage loans representing 70.1% of the Initial Pool Balance

–   Tenant Improvements / Leasing Commissions: 30 mortgage loans representing 58.4% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and    industrial properties

—  Predominantly Defeasance: 81.8% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■  Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—  Retail: 27.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (24.6% are anchored or shadow anchored retail properties)

—  Office: 24.2% of the mortgaged properties by allocated Initial Pool Balance are office properties

—  Hospitality: 23.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—  Multifamily: 9.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—  Self Storage: 5.0% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■  Geographic Diversity: The 93 mortgaged properties are located throughout 28 states with only three states having greater than 10.0% of the allocated Initial Pool Balance: New Jersey (24.2%), Texas (14.5%) and New York (13.2%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	6	12	$453,825,809	41.1%
Citigroup Global Markets Realty Corp.	30	37	436,321,835	39.5
Rialto Mortgage Finance, LLC	11	26	151,699,046	13.7
FCRE REL, LLC	17	18	63,324,363	5.7
Total	64	93	$1,105,171,053	100.0%

Ten Largest Mortgage Loans

#	Mortgage Loan Name	Mortgage Loan Seller	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size Rooms / SF / Units	Cut-off Date Balance Per Room / SF / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1	Paramus Park	GSMC	$120,000,000	10.9%	Retail	308,871	$389	2.68x	11.4%	57.1%
2	590 Madison Avenue	GSMC	100,000,000	9.0	Office	1,035,003	$357	3.76x	14.6%	24.6%
3	South Plains Mall	GSMC	100,000,000	9.0	Retail	983,517	$203	2.04x	9.2%	54.3%
4	Westin Boston Waterfront	GSMC	79,891,907	7.2	Hospitality	793	$258,163	1.87x	12.9%	59.3%
5	Harbor Pointe Apartments	CGMRC	60,000,000	5.4	Multifamily	544	$202,206	1.48x	7.2%	71.4%
6	DoubleTree Jersey City	RMF	60,000,000	5.4	Hospitality	198	$303,030	1.57x	11.0%	63.8%
7	Illinois Center	CGMRC	60,000,000	5.4	Office	2,091,889	$124	1.35x	9.1%	66.7%
8	750 Lexington Avenue	CGMRC	45,500,000	4.1	Mixed Use	382,256	$340	1.48x	9.7%	43.3%
9	Anchorage Marriott Downtown	CGMRC	37,926,518	3.4	Hospitality	392	$193,503	1.76x	12.3%	69.9%
10	Hammons Hotel Portfolio	GSMC	32,933,903	3.0	Hospitality	1869	$133,718	1.68x	12.4%	68.0%
	Top 10 Total / Wtd. Avg.		$696,252,327	63.0%				2.16x	11.1%	55.2%
	Remaining Total / Wtd. Avg.		408,918,726	37.0				1.59x	10.6%	67.8%
	Total / Wtd. Avg.		$1,105,171,053	100.0%				1.95x	10.9%	59.9%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans	Pari Passu Companion Loan Cut- off Date Balance	Subordinate Companion Loan Cut- off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling and Servicing Agreement (“Controlling PSA”)(1)	Master Servicer	Special Servicer
590 Madison Avenue(2)	$100,000,000	9.0%	2	$269,366,000	$280,634,000	$650,000,000	GSMS 2015-590M	Wells Fargo	AEGON
South Plains Mall	$100,000,000	9.0%	2	$100,000,000	—	$200,000,000	GSMS 2015-GS1	Midland	Wells Fargo
Westin Boston Waterfront	$79,891,907	7.2%	2	$124,831,105	—	$204,723,011	GSMS 2015-GS1	Midland	Wells Fargo
Harbor Pointe Apartments	$60,000,000	5.4%	1	$50,000,000	—	$110,000,000	CGCMT 2015-GC35	Midland	C-III
Illinois Center	$60,000,000	5.4%	2	$200,000,000	—	$260,000,000	CGCMT 2015-GC33	Wells Fargo	LNR
750 Lexington Avenue	$45,500,000	4.1%	1	$84,500,000	—	$130,000,000	GSMS 2015-GC34	Wells Fargo	Midland
Anchorage Marriott Downtown	$37,926,518	3.4%	1	$37,926,518	—	$75,853,035	CGCMT 2015-GC35	Midland	C-III
Hammons Hotel Portfolio	$32,933,903	3.0%	3	$216,985,092	—	$249,918,994	CGCMT 2015-GC33	Wells Fargo	LNR
JW Marriott Santa Monica Le Merigot	$31,162,303	2.8%	1	$31,162,303	—	$62,324,606	CGCMT 2015-GC35	Midland	C-III

(1)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative under the related Controlling PSA (or such other party as is designated under the related Controlling PSA) will be entitled to exercise the rights of controlling note holder for the subject loan combination.
(2)	The 590 Madison Avenue mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $269,366,000 and one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $280,634,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
JW Marriott Santa Monica Le Merigot	$31,162,303	$31,162,303	$17,000,000	$79,324,606	5.94082%	59.9%	76.3%	1.77x	1.26x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)
Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Paramus Park	GSMC	Paramus	NJ	Retail	$120,000,000	10.9%	BACM 2005-6
590 Madison Avenue	GSMC	New York	NY	Office	$100,000,000	9.0%	GCCFC 2007-GG9
Harbor Pointe Apartments	CGMRC	Bayonne	NJ	Multifamily	$60,000,000	5.4%	CSMC 2007-C2
DoubleTree Jersey City	RMF	Jersey City	NJ	Hospitality	$60,000,000	5.4%	BSCMS 2007-T26
111 East Wacker Drive	CGMRC	Chicago	IL	Office	$33,863,822	3.1%	WBCMT 2006-C27
233 North Michigan Avenue	CGMRC	Chicago	IL	Office	$26,136,178	2.4%	COMM 2001-J2A
750 Lexington Avenue	CGMRC	New York	NY	Mixed Use	$45,500,000	4.1%	BSCMS 2006-PW14
Anchorage Marriott Downtown	CGMRC	Anchorage	AK	Hospitality	$37,926,518	3.4%	DBUBS 2011-LC3A
JW Marriott Santa Monica Le Merigot	CGMRC	Santa Monica	CA	Hospitality	$31,162,303	2.8%	DBUBS 2011-LC3A
Ennis MHC	RMF	Ennis	TX	Manufactured Housing	$1,384,763	0.1%	JPMCC 2004-C3
700 North Sacramento Boulevard	FCRE REL, LLC	Chicago	IL	Office	$16,436,884	1.5%	WBCMT 2005-C17
Cortez Plaza East	RMF	Bradenton	FL	Retail	$14,300,000	1.3%	CD 2006-CD2
Kensington Park	CGMRC	Richfield	MN	Retail	$5,274,000	0.5%	BACM 2006-6
76 Stirling Road	CGMRC	Warren	NJ	Office	$6,173,465	0.6%	WBCMT 2004-C12
Turtle Cove Apartments	FCRE REL, LLC	Midlothian	TX	Multifamily	$6,120,000	0.6%	MLCFC 2007-8
Aerovista Office Park	FCRE REL, LLC	San Luis Obispo	CA	Office	$5,991,748	0.5%	CD 2005-CD1
Fairfield Inn Fort Myers	RMF	Fort Myers	FL	Hospitality	$5,988,404	0.5%	CSFB 2005-C5
Ventura Avenue Self Storage	FCRE REL, LLC	Ventura	CA	Self Storage	$4,000,000	0.4%	GECMC 2005-C4
100 Foxborough Boulevard	FCRE REL, LLC	Foxborough	MA	Office	$1,814,907	0.2%	CD 2005-CD1
200 Foxborough Boulevard	FCRE REL, LLC	Foxborough	MA	Office	$1,667,077	0.2%	CD 2005-CD1
Johnson Drive Self Storage	FCRE REL, LLC	Ventura	CA	Self Storage	$3,300,000	0.3%	JPMCC 2006-CB14
Cypress Mill Plaza	CGMRC	Cypress	TX	Retail	$2,846,531	0.3%	GSMS 2004-GG2
Park Cedar Business Park	FCRE REL, LLC	Pineville	NC	Industrial	$2,789,227	0.3%	JPMCC 2005-CB13
Dutch Village	CGMRC	Creedmoor	NC	Retail	$2,775,000	0.3%	BACM 2004-5
Heights Corner II	FCRE REL, LLC	Fort Worth	TX	Retail	$2,661,522	0.2%	BSCMS 2006-T22
Alabama Center	RMF	Arab	AL	Retail	$2,496,940	0.2%	JPMCC 2006-LDP6, MEZZ 2006-C4
Sunrise Plaza	CGMRC	Vero Beach	FL	Retail	$2,322,303	0.2%	RAITF 2014-FL3

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.
(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	20	$308,155,165	27.9%	2.11x	59.3%	10.2%
Regional Mall	1	120,000,000	10.9	2.68x	57.1%	11.4%
Super Regional Mall	1	100,000,000	9.0	2.04x	54.3%	9.2%
Anchored	5	51,659,440	4.7	1.33x	69.8%	9.2%
Unanchored	9	24,598,232	2.2	1.60x	67.0%	10.9%
Single Tenant Retail	4	11,897,493	1.1	1.49x	62.3%	9.5%
Office	14	$267,737,420	24.2%	2.29x	51.4%	11.6%
CBD	6	214,610,130	19.4	2.49x	47.1%	11.8%
General Suburban	7	47,441,047	4.3	1.51x	69.2%	10.7%
Medical	1	5,686,244	0.5	1.34x	66.9%	9.6%
Hospitality	14	$260,149,918	23.5%	1.75x	63.8%	12.4%
Full Service	9	236,287,140	21.4	1.74x	63.2%	12.3%
Limited Service	3	13,699,363	1.2	1.91x	69.1%	14.1%
Select Service	1	8,634,003	0.8	1.71x	68.8%	12.1%
Extended Stay	1	1,529,411	0.1	1.68x	68.0%	12.4%
Multifamily	8	$100,085,684	9.1%	1.57x	69.3%	8.6%
Mid-Rise	1	60,000,000	5.4	1.48x	71.4%	7.2%
Garden	6	28,060,684	2.5	1.62x	70.0%	9.9%
Student Housing	1	12,025,000	1.1	1.87x	57.1%	12.2%
Self Storage	16	$55,645,144	5.0%	1.72x	69.3%	10.2%
Mixed Use	3	$50,565,711	4.6%	1.47x	46.1%	9.7%
Office/Retail	2	49,320,446	4.5	1.47x	45.7%	9.7%
Retail/Office/Multifamily	1	1,245,265	0.1	1.55x	62.3%	10.6%
Industrial	4	$37,889,659	3.4%	1.82x	69.6%	10.7%
Flex	3	27,275,734	2.5	2.01x	69.1%	10.4%
Warehouse	1	10,613,924	1.0	1.34x	70.8%	11.5%
Manufactured Housing	14	$24,942,352	2.3%	1.52x	71.2%	10.5%
Total / Wtd. Avg.	93	$1,105,171,053	100.0%	1.95x	59.9%	10.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New Jersey	5	$267,473,465	24.2%	$498,800,000	11.1%	$30,811,893	12.3%
Texas	17	160,106,972	14.5	495,234,314	11.0	27,582,836	11.0
New York	2	145,500,000	13.2	1,800,000,000	40.0	66,625,238	26.5
California	7	84,885,401	7.7	186,330,000	4.1	13,536,835	5.4
Illinois	7	84,635,823	7.7	425,780,000	9.5	26,375,006	10.5
Massachusetts	3	83,373,891	7.5	357,750,000	8.0	27,115,064	10.8
Virginia	4	44,420,129	4.0	61,800,000	1.4	4,836,544	1.9
Alaska	1	37,926,518	3.4	108,500,000	2.4	9,364,940	3.7
Arizona	4	33,543,827	3.0	97,100,000	2.2	6,722,746	2.7
Florida	3	22,610,707	2.0	31,550,000	0.7	2,423,149	1.0
North Carolina	6	20,081,866	1.8	106,275,000	2.4	9,647,125	3.8
South Carolina	5	19,690,351	1.8	29,910,000	0.7	2,013,408	0.8
Wisconsin	2	12,737,707	1.2	17,960,000	0.4	1,429,562	0.6
Mississippi	3	9,590,000	0.9	12,790,000	0.3	893,136	0.4
Michigan	2	9,341,078	0.8	12,870,000	0.3	986,945	0.4
Alabama	3	9,279,927	0.8	44,440,000	1.0	3,700,344	1.5
Georgia	2	8,986,244	0.8	14,500,000	0.3	946,775	0.4
West Virginia	2	7,715,359	0.7	10,350,000	0.2	737,133	0.3
Minnesota	2	6,775,000	0.6	9,190,000	0.2	671,109	0.3
Tennessee	1	6,664,257	0.6	72,500,000	1.6	6,453,957	2.6
Oklahoma	2	6,654,659	0.6	56,680,000	1.3	4,760,168	1.9
Indiana	1	5,850,000	0.5	8,610,000	0.2	560,427	0.2
North Dakota	3	4,398,238	0.4	6,130,000	0.1	472,143	0.2
Missouri	2	4,370,688	0.4	20,136,188	0.4	1,592,508	0.6
Pennsylvania	1	4,000,000	0.4	6,765,000	0.2	435,855	0.2
Connecticut	1	1,997,493	0.2	3,600,000	0.1	186,850	0.1
Utah	1	1,528,263	0.1	2,130,000	0.0	159,742	0.1
South Dakota	1	1,033,192	0.1	1,440,000	0.0	134,623	0.1
Total	93	$1,105,171,053	100.0%	$4,499,120,502	100.0%	$251,176,060	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,091,841 - 4,999,999	29	$82,459,731	7.5%
5,000,000 - 14,999,999	16	131,158,534	11.9
15,000,000 - 24,999,999	7	137,138,158	12.4
25,000,000 - 34,999,999	3	91,096,206	8.2
35,000,000 - 44,999,999	1	37,926,518	3.4
45,000,000 - 54,999,999	1	45,500,000	4.1
55,000,000 - 64,999,999	3	180,000,000	16.3
65,000,000 - 120,000,000	4	399,891,907	36.2
Total	64	$1,105,171,053	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.24 - 1.29	4	$30,431,349	2.8%
1.30 - 1.49	25	370,410,285	33.5
1.50 - 1.69	12	146,776,371	13.3
1.70 - 1.89	9	185,053,041	16.7
1.90 - 2.09	6	135,464,552	12.3
2.10 - 2.29	1	1,548,750	0.1
2.30 - 2.49	2	7,094,864	0.6
2.50 - 3.76	5	228,391,841	20.7
Total	64	$1,105,171,053	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	8	$414,300,000	37.5%
Interest Only, Then Amortizing(2)	23	363,546,250	32.9
Amortizing (30 Years)	32	316,710,879	28.7
Amortizing (25 Years)	1	10,613,924	1.0
Total	64	$1,105,171,053	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 96 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	21	$806,618,467	73.0%
Springing	26	235,228,223	21.3
Soft	17	63,324,363	5.7
Total	64	$1,105,171,053	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.6 - 39.9	2	$103,481,984	9.4%
40.0 - 49.9	2	46,591,841	4.2
50.0 - 54.9	2	103,300,000	9.3
55.0 - 59.9	8	256,376,703	23.2
60.0 - 64.9	9	120,492,954	10.9
65.0 - 69.9	15	206,434,993	18.7
70.0 - 75.2	26	268,492,577	24.3
Total	64	$1,105,171,053	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
22.1 - 39.9	4	$150,073,825	13.6%
40.0 - 49.9	5	90,640,149	8.2
50.0 - 54.9	12	247,553,928	22.4
55.0 - 59.9	20	342,390,911	31.0
60.0 - 64.9	14	125,968,708	11.4
65.0 - 69.9	5	39,403,532	3.6
70.0 - 71.7	4	109,140,000	9.9
Total	64	$1,105,171,053	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	36	$639,136,819	57.8%
Acquisition	25	284,144,834	25.7
Recapitalization	3	181,889,400	16.5
Total	64	$1,105,171,053	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.815- 4.249	4	$324,000,000	29.3%
4.250 - 4.499	10	208,490,124	18.9
4.500 - 4.749	26	251,830,441	22.8
4.750 - 4.999	16	255,582,029	23.1
5.000 - 5.249	4	17,755,316	1.6
5.250 - 5.750	4	47,513,143	4.3
Total	64	$1,105,171,053	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
7.2 - 7.9	2	$62,700,000	5.7%
8.0 - 8.9	4	58,981,349	5.3
9.0 - 9.9	20	331,126,073	30.0
10.0 - 10.9	12	113,342,214	10.3
11.0 - 11.9	8	201,068,293	18.2
12.0 - 12.9	7	178,602,409	16.2
13.0 - 13.9	3	37,537,629	3.4
14.0 - 17.9	6	117,239,261	10.6
18.0 - 21.2	2	4,573,825	0.4
Total	64	$1,105,171,053	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.1 - 7.9	3	$89,700,000	8.1%
8.0 - 8.9	13	267,276,285	24.2
9.0 - 9.9	23	205,959,216	18.6
10.0 - 10.9	9	163,776,852	14.8
11.0 - 11.9	6	250,270,289	22.6
12.0 - 13.9	6	20,001,707	1.8
14.0 - 14.9	3	107,094,864	9.7
15.0 - 18.4	1	1,091,841	0.1
Total	64	$1,105,171,053	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
12	2	$33,290,000	3.0%
15	1	$5,450,000	0.5%
18	1	$14,300,000	1.3%
24	7	$26,948,750	2.4%
30	1	$18,550,000	1.7%
36	4	$56,862,500	5.1%
69	6	$148,145,000	13.4%
96	1	$60,000,000	5.4%

Distribution of Original Terms to Maturity
	Number of		% of Initial
Original Term to	Mortgage	Cut-off Date	Pool
Maturity (months)	Loans	Balance	Balance
60	8	$114,786,739	10.4%
120	56	990,384,314	89.6
Total	64	$1,105,171,053	100.0%

Distribution of Remaining Terms to Maturity
			% of
Range of Remaining	Number of		Initial
Terms to Maturity	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
56 - 59	8	$114,786,739	10.4%
112 - 116	4	68,186,705	6.2
117 - 119	52	922,197,609	83.4
Total	64	$1,105,171,053	100.0%

Distribution of Original Amortization Terms(1)
			% of
Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	8	$414,300,000	37.5%
300	1	10,613,924	1.0
360	55	680,257,129	61.6
Total	64	$1,105,171,053	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	8	$414,300,000	37.5%
298	1	10,613,924	1.0
352 - 356	4	14,360,170	1.3
357 - 360	51	665,896,959	60.3
Total	64	$1,105,171,053	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
	Number		% of
	of		Initial
	Mortgage	Cut-off Date	Pool
Prepayment Provision	Loans	Balance	Balance
Defeasance	60	$872,382,716	78.9%
Yield Maintenance or Defeasance	2	131,162,303	11.9
Yield Maintenance	2	101,626,034	9.2
Total	64	$1,105,171,053	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Replacement Reserves(1)	57	$774,799,669	70.1%
Real Estate Tax	55	$633,381,653	57.3%
Insurance	53	$497,647,751	45.0%
TI/LC(2)	30	$387,750,462	58.4%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total retail, office, mixed use and industrial properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
JW Marriott Santa Monica Le Merigot	Hospitality	$31,162,303	2.8%	59	1.77x	13.5%	59.9%
Wilshire Catalina	Office	$27,000,000	2.4%	59	1.30x	8.7%	63.5%
Iron Guard Storage Portfolio TX-AL	Self Storage	$18,550,000	1.7%	59	1.37x	8.7%	74.7%
Cortez Plaza East	Retail	$14,300,000	1.3%	59	1.25x	9.3%	73.1%
Great Value Portfolio	Self Storage	$9,590,000	0.9%	58	1.37x	9.3%	75.0%
76 Stirling Road	Office	$6,173,465	0.6%	56	1.43x	10.7%	74.4%
Fairfield Inn Fort Myers	Hospitality	$5,988,404	0.5%	58	1.79x	14.0%	69.6%
Local Storage Center	Self Storage	$2,022,567	0.2%	59	1.67x	11.1%	74.6%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity date, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW

Distributions	On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity and net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

	1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

	2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

	3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.

	4.	Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

	5.	Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.	Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

	7.	Class D and Class X-D certificates: (i) first, to interest on Class D and Class X-D certificates in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

	8.	Class E certificates: (i) first, to interest on Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on Class E certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class E certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

	9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class E certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G, Class H or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage Loans / Outside Serviced Mortgage Loans	Each of (i) the 590 Madison Avenue loan combination, (ii) the South Plains Mall loan combination, (iii) the Westin Boston Waterfront loan combination, (iv) the Illinois Center loan combination, (v) the 750 Lexington Avenue loan combination and (vi) the Hammons Hotel Portfolio loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan will be serviced under a pooling and servicing agreement other than the CGCMT 2015-GC35 pooling and servicing agreement (such other pooling and servicing agreement, an “outside servicing agreement”) as reflected in the “Companion Loan Summary” table above. All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2015-GC35 pooling and servicing agreement). See “—Loan Combinations” below.

Appraisal Reduction Amounts

An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below). As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2015-GC35 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Directing Holder	The “Directing Holder” with respect to any mortgage loan serviced under the CGCMT 2015-GC35 pooling and servicing agreement will be the Controlling Class Representative.

Controlling Class Representative

The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate principal amount as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate principal amount of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate principal amount of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate principal amount of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate principal amount. The “Control Eligible Certificates” consist of the Class E, Class F, Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

It is anticipated that C-III High Yield Real Estate Debt Fund IV TIER Holdings LLC (an affiliate of C-III Asset Management LLC), or an affiliate thereof, will purchase the controlling class of certificates, and C-III High Yield Real Estate Debt Fund IV TIER Holdings LLC, or an affiliate thereof, is expected to be the initial Controlling Class Representative.

Cumulative Appraisal Reduction Amounts

A “Cumulative Appraisal Reduction Amount”, as of any date of determination for any mortgage loan, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loan, any Collateral Deficiency Amount then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) shall be taken into account solely to the extent relevant information is received by the special servicer), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination.

“AB Modified Loan” means any corrected mortgage loan that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control Termination Event

A “Control Termination Event” will occur when no class of the Control Eligible Certificates has an outstanding certificate principal amount (as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class) that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate principal amount of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The holders of Certificates representing the majority of the certificate principal amount of any class of Control Eligible Certificates whose aggregate certificate principal amount is notionally reduced to less than 25% of the initial certificate principal amount of that class as a result of an allocation of an Appraisal Reduction Amount or Collateral Deficiency Amount, as applicable, in respect of such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Free Writing Prospectus.

Consultation Termination Event

A “Consultation Termination Event” will occur when no class of Control Eligible Certificates has an outstanding certificate principal amount, without regard to the allocation of any Cumulative Appraisal Reduction Amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate principal amount of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

Control/Consultation Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2015-GC35 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the controlling class of certificates (by certificate principal amount) is a borrower, mortgagor or manager of a related mortgaged property or an affiliate of any of the foregoing (any such mortgage loan, an “excluded mortgage loan”).

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2015-GC35 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans other than any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2015-GC35 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Control Termination Event) may have limited consent and/or consultation rights, and the applicable outside controlling class representative pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consent, consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations	The 590 Madison Avenue mortgage loan (evidenced by note A-3), which represents a non-controlling interest in the 590 Madison Avenue Loan Combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.0% of the Initial Pool Balance. The related companion loans consist of: (i) one pari passu companion loan (evidenced by note A-1), with an outstanding principal balance as of the Cut-off Date of $169,366,000, which was contributed to the GSMS 2015-590M securitization transaction, (ii) one pari passu companion loan (evidenced by the non-controlling note A-2), with an outstanding principal balance as of the Cut-off Date of $100,000,000, which is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to the GSMS 2015-GS1

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations	securitization transaction and (iii) one subordinate companion loan (evidenced by note B), with an outstanding principal balance as of the Cut-off Date of $280,634,000, which was contributed to the GSMS 2015-590M securitization transaction (note B, together with note A-1, the “590M Standalone Note“). The 590M Standalone Note is the controlling note for the 590 Madison Avenue Loan Combination. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and an “outside serviced companion loan” and the subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and an “outside serviced companion loan”. The 590 Madison Avenue mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other, and the related subordinate companion loan is generally subordinate in right of payment to the 590 Madison Avenue mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “590 Madison Avenue loan combination”, a “loan combination” and an “outside serviced loan combination”. The 590 Madison Avenue mortgage loan and the related companion loans will be serviced pursuant to the GSMS 2015-590M trust and servicing agreement.

The South Plains Mall mortgage loan (evidenced by note A-2), which represents a non-controlling interest in the South Plains Mall loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000, and represents approximately 9.0% of the Initial Pool Balance. The related companion loans evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $70,000,000, is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to the GSMS 2015-GS1 securitization transaction and (ii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $30,000,000, is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to one more future securitization transactions. The South Plains Mall mortgage loan and the related companion loans are expected to be serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement.

The Westin Boston Waterfront mortgage loan (evidenced by note A-2), which represents a non-controlling interest in the Westin Boston Waterfront loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $79,891,907, and represents approximately 7.2% of the Initial Pool Balance. The related companion loans evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $69,905,419, is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to the GSMS 2015-GS1 securitization transaction and (ii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $54,925,686, is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to one more future securitization transactions. The Westin Boston Waterfront mortgage loan and the related companion loans are expected to be serviced pursuant to the GSMS 2015-GS1 pooling and servicing agreement.

The Harbor Pointe Apartments mortgage loan (evidenced by note A-1), which represents the controlling interest in the Harbor Pointe Apartments loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $60,000,000, and represents approximately 5.4% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $50,000,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Harbor Pointe Apartments mortgage loan and the related companion loan are expected to be serviced pursuant to the CGCMT 2015-GC35 pooling and servicing agreement.

The Illinois Center mortgage loan (evidenced by note A-3), which represents a non-controlling interest in the Illinois Center loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 5.4% of the Initial Pool Balance. The related companion loans represent (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $100,000,000, which was contributed to the CGCMT 2015-GC33 securitization transaction and (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $100,000,000, which was contributed to the GSMS 2015-GC34 securitization transaction. The Illinois Center mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2015-GC33 pooling and servicing agreement.

The 750 Lexington Avenue mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the 750 Lexington Avenue loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $45,500,000 and represents approximately 4.1% of the Initial Pool Balance. The related companion loan represents the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $84,500,000 and was contributed to the GSMS 2015-GC34 securitization transaction. The 750 Lexington Avenue mortgage loan and the related companion loan will be serviced pursuant to the GSMS 2015-GC34 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations	The Anchorage Marriott Downtown mortgage loan (evidenced by note A-1), which represents the controlling interest in Anchorage Marriott Downtown loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $37,926,518 and represents approximately 3.4% of the Initial Pool Balance. The related companion loan represents the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $37,926,518, and is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Anchorage Marriott Downtown mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC35 pooling and servicing agreement.

The Hammons Hotel Portfolio mortgage loan (evidenced by note A-4), which represents a non-controlling interest in the Hammons Hotel Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $32,933,903 and represents approximately 3.0% of the Initial Pool Balance. The related companion loans represent (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $99,648,722, which was contributed to the CGCMT 2015-GC33 securitization transaction, (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $72,245,323, which was contributed to the GSMS 2015-GC34 securitization transaction and (iii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $45,091,047, which is currently held by Goldman Sachs Mortgage Company outside the issuing entity and is expected to be contributed to the GSMS 2015-GS1 securitization transaction. The Hammons Hotel Portfolio mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2015-GC33 pooling and servicing agreement.

The JW Marriott Santa Monica Le Merigot mortgage loan (evidenced by note A-1), which represents the controlling interest in JW Marriott Santa Monica Le Merigot loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $31,162,303 and represents approximately 2.8% of the Initial Pool Balance. The related companion loan represents the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $31,162,303, and is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The JW Marriott Santa Monica Le Merigot mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC35 pooling and servicing agreement.

Servicing Standard	Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2015-GC35 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means: for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) at any time with or without cause, in each case, upon satisfaction of certain conditions specified in the CGCMT 2015-GC35 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of certificates evidencing at least 50% of the aggregate voting rights (taking into account realized losses and the application of any Appraisal Reduction Amounts to notionally reduce the certificate principal amounts) of all certificates (other than the Class R Certificates), on an aggregate basis.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC35 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer	the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

The related outside special servicer under each outside servicing agreement generally may be replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2015-GC35 pooling and servicing agreement as described in the three preceding paragraphs.

If the special servicer becomes a “borrower party” (as described in the Free Writing Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Free Writing Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative or any other certificateholder of the controlling class is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2015-GC35 pooling and servicing agreement.

Servicing Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps.

Operating Advisor	Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

26

CERTAIN DEFINITIONS

■     “ADR”: For any hospitality property, average daily rate.

■     “Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six (6) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties may state an “as complete,” “as stabilized,” “prospective market value upon completion,” “as repaired,” “hypothetical,” “prospective as-is” or ”as renovated” value (generally in addition to an “as-is” appraised value) for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to each mortgaged property, the Appraised Value set forth in this Term Sheet and the Free Writing Prospectus (including on Annex A thereto) is the “as-is” appraised value unless otherwise specified below and under “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Free Writing Prospectus. With respect to the Hammons Hotel Portfolio mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at three mortgaged properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. With respect to the Tractor Supply (Chandler) mortgage loan, the Appraised Value represents the “as stabilized” appraised value which assumes completion of the built-to-suit building for the sole tenant at the mortgaged property. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■     “Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■     “FF&E”: Furniture, fixtures and equipment.

■     “GLA”: Gross leasable area.

■     “Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the Westin Boston Waterfront mortgage loan, the property manager established an operating account (and the borrower has pledged its rights in such account to the lender) pursuant to the management agreement into which all receipts are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves required under the management agreement, and the property manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated. However, the loan documents prohibit the borrower or operating lessee from withdrawing or transferring money from such operating account.

■     “Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■     “Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■     “Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■     “Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■     “Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■     “Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■     “Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■     “Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

CERTAIN DEFINITIONS (continued)

■     “Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units, pads or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■     “Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■     “Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■     “Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■     “RevPAR”: With respect to any hospitality property, revenues per available room.

■     “SF”: Square feet.

■     “Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■     “Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■     “Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■     “Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units, pads or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■     “TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■     “TTM”: Trailing twelve months.

■     “Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■     “Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

CERTAIN DEFINITIONS (continued)

■     “Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet.

■     “Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent steps generally within 14 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

PARAMUS PARK

L.L.Bean

SEPHORA
SEPHORA

charming charlie

Soft Surroundings

macy's

STARBUCKS COFFEE

LOFT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

PARAMUS PARK

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

PARAMUS PARK

Paramus Park
700 Paramus Park
Paramus, NJ 07652
Paramus
Upper Saddle River
Ramsey
Montvale
Allendale
Saddle River
Park Ridge
Woodcliff Lake
Hillsdale
Waldwick
Ho-Ho-Kus
Westwood
Harrington Park
Midland Park
Ridgewood
Closter
Hawthorne
Glen Rock
Haworth
Dumont
Cresskill
New Milford
Fair Lawn
River Edge
Bergenfield
Paterson
Elmwood Park
Maywood
Hackensack
Englewood
Garfield
Lodi
Bogota
Hasbrouck Heights
Leonia
Clifton
Ridgefield Park
Fort Lee
Passaic
Teterboro
Wallington
Little Ferry
Wood-Ridge
Palisades Park
GARDEN STATE HIGHWAY
Interstate Shopping Center
Chestnut Ridge Shopping Center
Tice's Corner Marketplace
Wyckoff Shopping Center
Midland Park Shopping Center
Valley Hospital
Paramus Design Center
Fashion Center
Bergen Regional Medical Center
Bergen Community College
Paramus Towne Square
Paramus Zoological Zoo
Kohl's Shopping Plaza
The Shoppes on IV
Westfield Garden State Plaza
The Outlets at Bergen Town Center
Hackensack Plaza
The Shops at Riverside
Fairleigh Dickinson University
Hackensack University Med Ctr
Holy Name Med Ctr
Englewood Hospital and Medical Center
St Joseph's Regional Medical Ctr
Center City Mall
Plaza at Hillsdale
Westwood Plaza
Oaktree Mall
Fort Lee Towne Center
TETERBORO AIRPORT
Wayne
Ridgewood
Yonkers
Mamaroneck
Paterson
Hackensack
Mount Vernon
Fairfield
Clifton
Passaic
Fort Lee
BRONX
West Orange
Port Washington
East Orange
New York
MANHATTAN
QUEENS
Jersey City
LAGUARDIA AIRPORT
NEWARK LIBERTY INT'L AIRPORT
Newark
Bayonne
Westfield
Linden
BROOKLYN
JFK INT'L AIRPORT
Elizabeth
STATEN ISLAND
Edison
Lower Bay
Atlantic Ocean
Raritan Bay
Sayreville
Keansburg
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

PARAMUS PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Paramus, New Jersey	Cut-off Date Principal Balance	$120,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$388.51
Size (SF)(1)	308,871	Percentage of Initial Pool Balance	10.9%
Total Occupancy as of 7/31/2015(1)(2)	97.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2015(2)	94.9%	Type of Security(3)	Fee Simple / Leasehold
Year Built / Latest Renovation	1974 / 2002	Mortgage Rate	4.0735%
Appraised Value	$210,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$22,123,604
Underwritten Expenses	$8,473,747	Escrows(4)
Underwritten Net Operating Income (NOI)	$13,649,857	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,293,076	Taxes	$0	$0
Cut-off Date LTV Ratio	57.1%	Insurance	$0	$0
Maturity Date LTV Ratio	57.1%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.75x / 2.68x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.4% / 11.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$120,000,000	100.0%	Loan Payoff	$90,823,311	75.7%
Principal Equity Distribution	28,563,211	23.8
Closing Costs	613,478	0.5

Total Sources	$120,000,000	100.0%	Total Uses	$120,000,000	100.0%

(1)	Size (SF) does not include 459,057 SF for Macy’s (289,423 SF) and Sears (169,634 SF) which are not part of the collateral (total SF inclusive of these tenants is 767,928 SF). Size (SF) includes 692 SF of kiosk and 1,542 SF of storage space.
(2)	Total Occupancy and Owned Occupancy include four tenants totaling 6,420 SF (Garage: 4,236 SF, T-Mobile: 1,499 SF, Verizon Wireless: 605 SF and Hickory Farms: 80 SF) that have executed leases but are not yet in occupancy or have not yet begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy also include Brookstone (3,371 SF) which has filed for bankruptcy, but affirmed its lease in 2014. We cannot assure you that Brookstone will remain in occupancy or continue paying rent as anticipated or at all. Total Occupancy and Owned Occupancy also include Men’s Wearhouse & Tux (1,060 SF) which has vacated its space on September 30, 2015. Total Occupancy and Owned Occupancy excluding these six tenants are 96.5% and 91.4%, respectively.
(3)	355 parking spaces are subject to a ground lease expiring on September 30, 2038. See “—Ground Lease” below.
(4)	See “—Escrows” below.

■	Mortgage Loan. The mortgage loan (the “Paramus Park Loan”) is evidenced by a note in the original principal amount of $120,000,000 secured by a first mortgage encumbering the borrower’s fee and leasehold interests in a retail property located in Paramus, New Jersey (the “Paramus Park Property”). The Paramus Park Loan was originated by Goldman Sachs Mortgage Company on September 1, 2015 and represents approximately 10.9% of the Initial Pool Balance. The note evidencing the Paramus Park Loan has an original principal balance of $120,000,000 and an interest rate of 4.0735% per annum. The borrower utilized the proceeds of the Paramus Park Loan to refinance the Paramus Park Property, pay closing costs and provide equity to the borrower sponsor.

The Paramus Park Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Paramus Park Loan requires monthly payments of interest only during its term. The scheduled maturity date of the Paramus Park Loan is the due date in September 2025. Voluntary prepayment of the Paramus Park Loan is prohibited prior to the due date in June 2025. Provided that no event of default under the Paramus Park Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Paramus Park Property consists of approximately 308,871 SF of an approximately 767,928 SF regional mall located in Paramus, New Jersey. The Paramus Park Property is located between the Garden State Parkway and Route 17, two major roadways in northern New Jersey. The Paramus Park Property was constructed in 1974 and was renovated in 2002. The Paramus Park Property generates in-line, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for a minimum of two Januaries) sales of approximately $381 per SF and an occupancy cost of 17.0% as of July 31, 2015. As of July 31, 2015, the Total Occupancy at the Paramus Park Property was 97.9% and Owned Occupancy was 94.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Paramus Park Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Anchors
Macy’s	BBB+ / Baa2 / BBB+	289,423	37.7%	No	$57,783	$0.20	NA	$180	0.1%	NA
Sears	C / Caa3 / CCC+	169,634	22.1	No	115,515	0.68	NA	$130	0.4%	NA
Total Anchors		459,057	59.8%		$173,298	$0.38

Jr. Anchors
Old Navy	BBB- / Baa2 / BBB-	16,281	2.1%	Yes	$765,044	$46.99	7/31/2020	$426	11.0%	NA
L.L. Bean(4)	NR / NR / NR	14,877	1.9	Yes	646,883	43.48	11/30/2021	$401	10.8%	1, 5-year option
Gap / GapKids / babyGAP	BBB- / Baa2 / BBB-	11,730	1.5	Yes	635,681	54.19	5/31/2019	$186	25.4%	NA
Total Jr. Anchors		42,888	5.6%		$2,047,608	$47.74

Occupied In-line		249,427	32.5%
Occupied Kiosk and Storage		692	0.1%
Occupied Storage		80	0.0%
Occupied Other		0	0.0%
Vacant Spaces		15,784	2.1%
Total Owned SF		308,871	40.2%
Total SF		767,928	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales for Macy’s and Sears are estimates for the trailing 12-months ending December 31, 2014. Jr. Anchor Sales are for the trailing 12-months ending July 31, 2015. Tenant Sales per SF is calculated as follows: tenant sales provided by the tenant to the borrower as of July 31, 2015 divided by the applicable tenant’s GLA from the July 31, 2015 rent roll. The borrower represents that the tenant sales listed on this schedule accurately reflect the tenant sales as reported by tenants to the borrower as of July 31, 2015. Neither the borrower nor any of borrower’s affiliates makes any representations or warranties as to or provides any indemnities related to the accuracy or completeness of this information, except as provided in the immediately preceding sentence.
(3)	Occupancy cost is calculated as the ratio of the sum of base rent, common area maintenance, real estate taxes, insurance reimbursements and overage rent over total sales.
(4)	The L.L. Bean renewal option only applies if tenant sales are greater than $8.0 million per year in lease years 8 through 10.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Paramus Park Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS /S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Old Navy	BBB- / Baa2 / BBB-	16,281	5.3%	$670,614	5.4%	$41.19	7/31/2020	$426	11.0%	NA
L.L. Bean(4)	NR / NR / NR	14,877	4.8	646,703	5.2	43.47	11/30/2021	$401	10.8%	1, 5-year option
Chico’s	NR / NR / NR	5,987	1.9	507,937	4.1	84.84	5/31/2017	$504	16.8%	NA
Gap / GapKids / babyGAP	BBB- / Baa2 / BBB-	11,730	3.8	485,036	3.9	41.35	5/31/2019	$186	25.4%	NA
Limited	NR / NR / NR	4,828	1.6	340,712	2.8	70.57	1/31/2022	$209	33.8%	NA
Hollister	NR / NR / NR	5,612	1.8	295,556	2.4	52.66	1/31/2016	$317	16.6%	NA
Victoria’s Secret	NR / NR / NR	7,981	2.6	282,926	2.3	35.45	1/31/2023	$726	9.9%	NA
Champs Sports	NR / NR / NR	6,131	2.0	276,018	2.2	45.02	1/31/2023	$277	18.6%	NA
Aeropostale	NR / NR / NR	4,414	1.4	251,289	2.0	56.93	1/31/2021	$283	20.1%	NA
Abercrombie & Fitch	NR / NR / BB-	8,980	2.9	240,933	2.0	26.83	1/31/2020	$265	10.4%	NA
Ten Largest Owned Tenants		86,821	28.1%	$3,997,724	32.4%	$46.05
Remaining Owned Tenants		206,266	66.8	8,323,123	67.6	40.35
Vacant Spaces (Owned Space)		15,784	5.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		308,871	100.0%	$12,320,847	100.0%	$42.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales figures are for the trailing 12-months ending July 31, 2015. Tenant Sales per SF is calculated as follows: tenant sales provided by the tenant to the borrower as of July 31, 2015 divided by the applicable tenant’s GLA from the July 31, 2015 rent roll. The borrower represents that the tenant sales listed on this schedule accurately reflect the tenant sales as reported by tenants to the borrower as of July 31, 2015. Neither the borrower nor any of the borrower’s affiliates makes any representations or warranties as to nor provides any indemnities related to the accuracy or completeness of this information, except as provided in the immediately preceding sentence.
(3)	Occupancy cost is calculated as the ratio of the sum of base rent, common area maintenance, real estate taxes, insurance reimbursements and overage rent over total sales.
(4)	The L.L. Bean renewal option only applies if tenant sales are greater than $8.0 million per year in lease years 8 through 10.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents general descriptions and renewal options of the five largest Owned Tenants based on underwritten base rent at the Paramus Park Property:

Tenant Name	Description	Renewal / Extension Options
Old Navy	Old Navy is an American clothing and accessories retailer owned by the American multinational corporation Gap Inc. See below for further description of Gap Inc.	NA

L.L. Bean	L.L. Bean, an American privately held company, is a mail order, online and retail company founded in 1912. The company is headquartered in Freeport, Maine, and operates several stores nationally and internationally. In 2014, annual net sales were $1.61 billion. Additionally, it produced over 50 separate catalog titles that were distributed to customers in all 50 U.S. states and over 170 countries. L.L.Bean also operates 10 outlets.	1, 5-year option

Chico’s	Chico’s FAS, Inc. (“Chico’s”), a publicly traded company on the NYSE under the ticker symbol “CHS”, is a retailer of private label women’s apparel, accessories and related products. The brand portfolio consists of four brands: Chico’s, White House | Black Market, Soma Intimates and Boston Proper. As of January 31, 2015, it operated 1,547 stores across 48 states, Puerto Rico, the U.S. Virgin Islands and Canada, and sold merchandise through 19 franchise locations in and around Mexico City. As of year-end 2014, net sales, operating income and net income were $2,675.2 million, $116.3 million and $64.6 million, respectively.	NA

Gap / Gap Kids / Baby GAP	Gap Inc., a publicly traded company on the NYSE under the ticker symbol “GPS”, is a retailer offering clothing, accessories and personal care products for men, women and children under the Gap, Banana Republic, Old Navy, Athleta and Intermix brands. The company operates stores in the United States, Canada, the United Kingdom, France, Ireland, Japan, Italy, China, Hong Kong, and as of March 2014, Taiwan. As of January 31, 2015, it had 3,280 company operated stores, which aggregated to approximately 38.1 million SF. As of year-end 2014, net sales, operating income and net income were $16,435 million, $2,087 million and $1,262 million, respectively.	NA

Limited	The Limited (“Limited”) is a privately held American fashion retailer that offers private-label apparel for women. Limited was founded in 1963 in Columbus, OH as a mall-based specialty retailer. Limited was the foundation brand for Limited Brands, Inc., and remained part of that enterprise until August 2007 when it was acquired by the investment firm Sun Capital Partners, Inc. Sun Capital is a private investment firm focused on leveraged buyouts, private equity, debt and other investments.	NA

The following table presents certain information relating to the lease rollover schedule at the Paramus Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	9	0.0%	0.0%	$15,000	0.1%	$1,666.67	1
2015(2)	3,980	1.3	1.3%	286,170	2.3	71.90	4
2016	28,707	9.3	10.6%	1,600,358	13.0	55.75	13
2017	35,627	11.5	22.1%	1,562,913	12.7	43.87	13
2018	27,712	9.0	31.1%	942,884	7.7	34.02	9
2019	25,328	8.2	39.3%	1,168,481	9.5	46.13	8
2020	40,680	13.2	52.5%	1,548,918	12.6	38.08	11
2021	42,950	13.9	66.4%	1,867,159	15.2	43.47	11
2022	26,704	8.6	75.0%	1,225,789	9.9	45.90	9
2023	30,726	9.9	85.0%	1,131,866	9.2	36.84	6
2024	1,845	0.6	85.6%	97,389	0.8	52.79	2
2025	28,819	9.3	94.9%	873,920	7.1	30.32	7
2026 & Thereafter	0	0.0	94.9%	0	0.0	0.00	0
Vacant	15,784	5.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	308,871	100.0%		$12,320,847	100.0%	$42.04	94

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.
(2)	Includes Men’s Wearhouse & Tux and Taco Bell, the leases for which expired as of September 30, 2015 and June 30, 2015, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Paramus Park Property:

Historical Leased %(1)

	2010	2011	2012	2013	2014
Owned Occupancy	95.6%	92.3%	95.4%	96.6%	96.1%

(1)	As provided by the borrower and represents collateral occupancy as of December 31, for the indicated year. Includes signed not opened tenants, and excludes non-GLA kiosk and storage space.

The following table presents certain information relating to the historical base and total rent per SF at the Paramus Park Property:

Historical Average Rent per SF(1)

	2012	2013	2014	TTM 7/31/2015
Base Rent per SF	$13.62	$14.55	$14.49	$14.94
Total Rent per SF	$22.51	$24.23	$23.70	$24.14

(1)	Per SF rents based on occupied total property SF at the end of each period per the borrower’s rent roll, inclusive of non-collateral SF and SNO tenants, but exclusive of non-GLA kiosk and storage space. The total occupied SF for 2012, 2013, 2014 and the 7/31/2015 TTM period are 752,256 SF, 756,159 SF, 754,645 SF and 758,483 SF, respectively. Total Rent per SF includes base rental revenue, overage/percentage rent and all tenant reimbursements.
(2)	Base Rent per SF includes percent in lieu rent.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Paramus Park Property:

Cash Flow Analysis(1)(2)

	2013	2014	TTM 7/31/2015	Underwritten(3)	Underwritten $ per SF
Base Rent	$10,999,052	$10,931,978	$11,328,080	$12,320,847	$39.89
Overage Rent	380,054	305,279	273,281	253,225	0.82
Other Rental Revenue(4)	1,578,087	1,425,024	1,319,896	1,362,599	4.41
Gross Up Vacancy	0	0	0	749,134	2.43
Total Rent	$12,957,193	$12,662,281	$12,921,256	$14,685,804	$47.55
Total Reimbursable	6,942,469	6,646,858	6,704,908	7,513,234	24.32
Other Income	534,653	726,917	775,355	673,699	2.18
Vacancy & Credit Loss	(187,183)	62,646	84,667	(749,134)	(2.43)
Effective Gross Income	$20,247,132	$20,098,702	$20,486,187	$22,123,604	$71.63

Total Operating Expenses(5)	$7,947,343	$7,328,950	$6,992,256	$8,473,747	$27.43

Net Operating Income	$12,299,789	$12,769,752	$13,493,931	$13,649,857	$44.19
TI/LC	0	0	0	273,385	0.89
Capital Expenditures	0	0	0	83,395	0.27
Net Cash Flow	$12,299,789	$12,769,752	$13,493,931	$13,293,076	$43.04

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Historical financials include prior year adjustments related to real estate tax expenses, real estate tax reimbursements as well as nonrecurring charges related to lease termination income and insurance loss, among other prior year adjustments and one-time adjustments. If the nonrecurring charges were excluded and the prior year charges had been adjusted to reflect the year in which they applied, the cash flow line items would be as follows: Total Reimbursable of $6,761,631, $6,922,457 and $7,116,289 for 2013, 2014 and TTM 7/31/2015, respectively; Other Income of $533,594, $624,832 and $579,525 for 2013, 2014 and TTM 7/31/2015, respectively; Total Operating expenses of $7,942,796, $8,690,776 and $8,355,133 for 2013, 2014 and TTM 7/31/2015, respectively.
(3)	Underwritten net cash flow based on the July 31, 2015 rent roll with rent steps through December 31, 2016. The Underwritten NOI DSCR and Underwritten NCF DSCR excluding Brookstone and Men’s Wearhouse & Tux are 2.70x and 2.63x, respectively.
(4)	Inclusive of kiosk, temporary tenant, specialty leasing and other miscellaneous income.
(5)	The Paramus Park Property is self-managed and no management fee was recorded historically. The underwritten cash flows include a pro forma historical and underwritten management fee of 2.5% of Effective Gross Income based on the conclusion of the appraisal.

■	Appraisal. According to the appraisal, the Paramus Park Property had an “as-is” appraised value of $210,000,000 as of July 28, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Environmental Matters. According to a Phase I environmental report, dated August 11, 2015, there are no recognized environmental conditions or recommendations for further action at the Paramus Park Property other than (i) a recommendation that the hydraulic oil leak from the passenger elevator be cleaned and repaired. (ii) continued implementation of the existing asbestos operations and maintenance plan and (iii) identifying and repairing the source of the moisture or water intrusion identified in the passenger elevator mechanical room and the removal of all water or mold impacted materials, which should be replaced by a licensed contractor.

■	Market Overview and Competition. The Paramus Park Property is located between Route 17 and the Garden State Parkway in northern New Jersey. The Paramus Park Property is surrounded by a population of over 850,000 people with an average household income of over $106,000 in the seven-mile surrounding radius as of 2014. The dominant mall in the trade area is Westfield Garden State Plaza which is located approximately 3.0 miles south of the Paramus Park Property and is approximately 98% occupied. Westfield Garden State Plaza is anchored by JCPenney, Lord & Taylor, Macy’s, Neiman Marcus and Nordstrom, and generates mall shop sales of approximately $750 per SF. The Outlets at Bergen Town Center, an open-air center outlet center approximately 3.0 miles from the Paramus Park Property, and The Shops at Riverside, approximately 4.0 miles from the Paramus Park Property, generate mall shop sales of approximately $560 per SF and $615 per SF, respectively. Other competition is derived from various neighborhood and community centers including freestanding stores and/or off-price or discount-oriented big box users. The largest new development, the American Dream Project, will be located approximately 8.0 miles south of the Paramus Park Property. The American Dream Project is anticipated to have a different mix of tenants and target consumer and is expected to compete indirectly with the Paramus Park Property.

The following table presents certain information relating to the primary competition for the Paramus Park Property:

Competitive Set(1)

	Paramus Park	Westfield Garden State Plaza	The Outlets at Bergen Town Center	The Shops at Riverside	Willowbrook Mall
Distance from Subject	-	3.0 miles	3.0 miles	4.0 miles	11.0 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built / Renovated	1974 / 2002	1957 / 2007	1957 / 2011	1977 / 2008	1969 / 1988
Total GLA	767,928	2,183,198	1,001,936	771,000	1,522,949
Total Occupancy	97.9%	98%	80%	91%	97%
Major Tenants	Macy’s, Sears, Old Navy, L.L. Bean, Gap	JC Penney, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom	Bloomingdale’s Outlet, Century 21, Homegoods, Marshall’s, Nordstrom Rack, Off 5th, Target, Whole Foods	Bloomingdale’s	Bloomingdale’s, Lord & Taylor, Macy’s, Sears

(1)	Source: Appraisal.

■	The Borrower. The borrower is Paramus Park Shopping Center Limited Partnership, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Paramus Park Loan. The non-recourse carveout guarantor under the Paramus Park Loan is GGP Limited Partnership, an indirect owner of the borrower.

General Growth Properties, Inc. (“GGP”), the indirect owner of GGP Limited Partnership, is a self-administered REIT focused on owning, managing, leasing and redeveloping regional malls throughout the United States. As of November 11, 2015, GGP had an equity capitalization of approximately $24 billion and an enterprise value of approximately $38 billion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. On the origination date, no reserves were funded. On each due date during the continuance of a Paramus Park Trigger Period, the Paramus Park Loan documents require (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period (but excluding any payments in respect of taxes to be made directly by a third party); provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the Paramus Park Loan documents, there is no continuing event of default and the borrower delivered satisfactory evidence to the lender as required under the related loan documents, (ii) a ground lease rent reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay ground rent over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $25,739, subject to a cap of $308,871 and (iv) a capital expenditure reserve in the amount of $6,435, subject to a cap of $77,218.

A “Paramus Park Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Paramus Park Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.50x and ending at the conclusion of a fiscal quarter for which the debt service coverage ratio is greater than or equal to 1.50x and (ii) during the continuance of an event of default under the Paramus Park Loan, but prior to the occurrence of foreclosure proceedings, the exercise of a power of sale or proceedings for the appointment of a receiver, or any judicial action in respect of the Paramus Park Loan initiated by the lender and ending upon the affirmative written waiver of such event of default under the Paramus Park Loan by the lender.

■	Lockbox and Cash Management. The Paramus Park Loan is structured with a hard lockbox and springing cash management. The Paramus Park Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all credit card receivables be remitted directly into the lockbox account and that all cash revenues relating to the Paramus Park Property and all other money received by the borrower or the property manager with respect to the Paramus Park Property (other than extraneous income and tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the third business day following receipt. For so long as no Paramus Park Trigger Period or event of default under the Paramus Park Loan has occurred and is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a weekly basis. During the continuance of a Paramus Park Trigger Period or event of default under the Paramus Park Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a weekly basis. On each due date during the continuance of a Paramus Park Trigger Period or, at the lender’s discretion, during an event of default under the Paramus Park Loan, the Paramus Park Loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses be reserved in an excess cash flow reserve account.

■	Property Management. The Paramus Park Property is currently self-managed by the borrower. Under the Paramus Park Loan documents, the Paramus Park Property is required to either (i) remain self-managed by the borrower (if and so long as GGP owns no less than 35% interest in the borrower) or (ii) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The borrower may from time to time replace (or if the Paramus Park Property is then self-managed by the borrower, appoint) a lender approved property manager to manage the Paramus Park Property. To the extent that the Paramus Park Property is not self-managed, the lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Paramus Park Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy. In addition, in the event that the Paramus Park Property is self-managed, during the continuance of a monetary or other material event of default under the Paramus Park Loan, the lender has the right to require that the borrower terminate any agreement between the borrower and an affiliate of the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Sears Structure. On March 31, 2015, a $330 million joint venture was formed between GGP and Sears, which includes 12 Sears locations at malls owned by GGP including the Paramus Park Property. GGP tentatively plans to redevelop a portion of the Sears space at the Paramus Park Property into in-line space and the balance of the space will remain open as a two-story Sears store. Pursuant to the Paramus Park Loan documents, the borrower is prohibited from terminating or consenting to the termination of a lease other than (i) Regal Cinemas’ lease, (ii) temporary leases and (iii) leases with less than six months remaining on their lease terms, prior to its natural expiration for the purpose of relocating a tenant from the Paramus Park Property to the Sears parcel unless additional terms are met, including but not limited to, the execution of a master lease.

■	Congen Structure. Congen Properties, Inc. (“Congen”) has a capital interest in the borrower. Pursuant to such investment, any unauthorized refinancing may trigger an obligation for the borrower, the borrower sponsor or one of their affiliates to make payments to Congen, which, if required but not made, could give Congen the right to sell the Paramus Park Property. In connection with the origination of the Paramus Park Loan, GGP provided a recourse carveout guarantee for all actual damages arising from a failure to make payments to Congen. Additionally, any and all rights of Congen to take any action with respect to the borrower or the Paramus Park Property are subject in all respects to the terms of the Paramus Park Loan documents. The borrower represented to the lender that the Paramus Park Loan will not trigger any obligation for the borrower, the borrower sponsor or any of their affiliates.

■	TIC Structure. A portion of the ring road surrounding the Paramus Park Property and certain undeveloped parcels are held in a tenant-in-common (“TIC”) structure with the borrower, Sears and Macy’s. Sears and Macy’s are not part of the collateral securing the Paramus Park Loan. In connection with the TIC structure, (i) the affected parcels are improved only by paving, landscaping or utilities, (ii) the other TIC owners are Sears and Macy’s, which are anchors of the Paramus Park Property, (iii) any actual damages resulting from or arising out of the holding by the borrower of title to any portion of the Paramus Park Property as a TIC is recourse to the borrower, and (iv) the relative rights and liabilities of the TIC owners are governed by a reciprocal easement agreement.

■	Ground Lease. 355 parking spaces are subject to a ground lease expiring on September 30, 2038 and the ground lease does not contain most of the typical financeability provisions. Parking under the ground lease is required for compliance with zoning requirements. Damages arising from a termination of the ground lease are recourse to GGP Limited Partnership.

■	Release, Substitution and Addition of Collateral. The borrower may (a) substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land, (b) acquire certain parcels of land, including the parcel currently occupied by Macy’s, to be added to the Paramus Park Property and (c) obtain the release of certain vacant, non-income producing and unimproved parcels in connection with a partial defeasance or (after the lockout period) a partial prepayment, in each case subject to certain conditions including among others: (i) no event of default continuing under the Paramus Park Loan; (ii) delivery of a REMIC opinion or other determination that certain REMIC requirements will be met; and (iii) delivery of Rating Agency Confirmation.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Paramus Park Property (plus rental loss and/or business interruption coverage for the period from the date of any casualty to the date that the Paramus Park Property is repaired or replaced and operations are resumed (regardless of the length of such period) plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Paramus Park Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance will not have a deductible in excess of 3% of the total insurable value of the Paramus Park Property. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Paramus Park Property are separately allocated to the Paramus Park Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

590 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

TOURNEAU
LOS ANGELES DENVER HOUSTON NEW YORK
IWC

IBM

PINE RIVER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

44

590 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

CARTIFACT
590 Madison Avenue
590 Madison Avenue
New York, NY 10022
Central Park
CENTRAL PARK SOUTH
MIDTOWN NORTH
ROCKEFELLER CENTER
Plaza Hotel
Solow Building
General Motors Bldg
Apple
625 Madison
745 Fifth
Four Seasons
Fuller Bldg
Bloomingdale's
One Beacon Court
Bloomberg HQ
The Pierre, A Taj Hotel
Barney's
Metropolitan Club
Sherry Netherland
Squibb Building
Crown Building
Tiffany
Nike
Trump Tower
575 Madison
Renaissance Hotel
Lombardy Hotel
Fitzpatrick Hotel
717 Fifth
Sony Building
Coca-Cola Building
555 Madison
Continental Tower
Fifth Avenue Presbyterian
MGM Building
Peninsula Hotel
University Club
The St. Regis NY
Central Synagogue
900 Third
Museum Of Modern Art (MOMA)
Sculpture Garden
680 Fifth
53 W 53
Saint Thomas Church
520 Madison
Paley Park
Lever House
399 Park
Citigroup Center
880 Third
CBS Building
Hines Building
Museum Of Television & Radio
666 Fifth
Park Ave Plaza
Seagram Bldg
866 Third
Sperry Rand Building
Time Warner Building
Olympic Tower
488 Madison
477 Madison
350 Park
1270 Avenue Of The Americas
Radio City Music Hall
Bank Of America Building
International Building
Saint Patrick's Cathedral
New York Palace
Mutual Of America Life Insurance Co.
RCA Building
Ice Skating Rink
British Empire Building
French Bldg
Saks Fifth Avenue
Swiss Bank Towers
I.T.T. American Building
Colgate Palmolive Bldg
1230 Sixth
Rockefeller Plaza
1 Rock. Plaza
280 Park
Bankers Trust Building
E 63RD STREET
E 62ND STREET
E 61ST STREET
E 60TH STREET
E 59TH STREET
W 58TH STREET
E 58TH STREET
W 57TH STREET
E 57TH STREET
W 56TH STREET
E 56TH STREET
W 55TH STREET
E 55TH STREET
W 54TH STREET
E 54TH STREET
W 53RD STREET
E 53RD STREET
W 52ND STREET
E 52ND STREET
W 51ST STREET
E 51ST STREET
W 50TH STREET
E 50TH STREET
W 49TH STREET
E 49TH STREET
W 48TH STREET
E 48TH STREET
SIXTH AVENUE (AVENUE OF THE AMERICAS)
5TH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
ROCKEFELLER PLAZA
UPPER EAST SIDE
Metropolitan Museum of Art
UPPER WEST SIDE
WEST NEW YORK
ASTORIA
Central Park
LONG ISLAND CITY
Carnegie Hall
Times Square
Rockefeller Center
United Nations
MIDTOWN
Madison Sq. Garden
Empire State Building
HOBOKEN
New York
MANHATTAN
NYU
SOHO
JERSEY CITY
FINANCIAL DISTRICT
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(4)	$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(3)	$356.87
Size (SF)	1,035,003	Percentage of Initial Pool Balance	9.0%
Total Occupancy as of 8/26/2015(1)	77.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/26/2015(1)	77.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1981 / 2014	Mortgage Rate	3.8150%
Appraised Value	$1,500,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues(2)	$100,780,523
Underwritten Expenses(2)	$46,811,636	Escrows
Underwritten Net Operating Income (NOI)(2)	$53,968,887	Upfront	Monthly
Underwritten Net Cash Flow (NCF)(2)	$53,720,486	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	24.6%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	24.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	3.78x / 3.76x	TI/LC(5)	$19,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(3)	14.6% / 14.5%	Other(6)	$32,111,456	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Companion Loan Amount	$369,366,000	56.8%	Retire Extant Debt	$350,000,000	53.8%
Subordinate Companion Loan Amount	280,634,000	43.2	Return Cash to Borrower Sponsor	216,164,895	33.3
Unfunded Obligations Reserve	32,111,456	4.9
Defeasance Costs	21,034,528	3.2
Leasing Reserve	19,000,000	2.9
Title Fees / Mortgage Recording Tax	9,823,308	1.5
Other Closing Costs	1,865,813	0.3
Total Sources	$650,000,000	100.0%	Total Uses	$650,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy represent leased occupancy which includes four tenants that are signed but not open (Aspen Insurance, NASCAR, DW Investment Management and Bonhams).

(2)	Underwritten cash flows presented represent the underwritten in-place numbers as presented under “—Operating History and Underwritten Net Cash Flow” below.

(3)	Calculated based on the aggregate outstanding principal balance of the 590 Madison Pari Passu Companion Loans. Based on the 590 Madison Loan Combination the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are both 43.3%, the DSCR Based on Underwritten NOI / NCF are 2.15x / 2.14x and the Debt Yield Based on Underwritten NOI / NCF are both 8.3%.

(4)	The Cut-off Date Principal Balance of $100,000,000 represents the non-controlling note A-3 of a $650,000,000 loan combination evidenced by three senior pari passu notes and one subordinate note B. The related companion loans are evidenced by note A-1, the non-controlling note A-2 and subordinate note B. Note A-1 ($169,366,000) and note B ($280,634,000), with an aggregate outstanding principal balance of $450,000,000 as of the Cut-off Date, are expected to be contributed to the GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass-Through Certificates, Series 2015-590M (“GSMS 2015-590M”) transaction and note A-2, with an outstanding principal balance of $100,000,000 as of the Cut-off Date, is expected to be contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (“GSMS 2015-GS1”) transaction.

(5)	Upfront TI/LC reserve represents a leasing reserve for future tenant allowances and leasing commissions associated with new leases at 590 Madison. See “—Escrows” below.

(6)	Upfront other reserve ($32,111,456) consists of tenant improvements of $19,708,984, leasing commissions of $3,397,471, and free rent of $9,005,002. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “590 Madison Loan”) is part of a loan combination (the “590 Madison Loan Combination”) comprised of three senior pari passu notes (note A-1, note A-2 and note A-3) with an aggregate outstanding principal balance of $369,366,000 (the “590 Madison Pari Passu Companion Loans”) and one subordinate note B with an outstanding principal balance of $280,634,000 (the “590 Madison Subordinate Companion Loan” and, together with the 590 Madison Pari Passu Companion Loans, the “590 Madison Companion Loans” and together with note A-1, the “590M Standalone Note”). The 590M Standalone Note is the controlling note for the 590 Madison Loan Combination. The 590 Madison Loan Combination has an aggregate outstanding principal balance of $650,000,000 and is secured by (i) the borrower’s fee simple interest in 590 Madison Avenue, an office and retail property located in New York, New York (“590 Madison”), (ii) a 78-car tenant-only parking facility, (iii) a 15,000 SF glass-enclosed atrium, and (iv) the borrower’s fee simple interest in a portion of the collateral located immediately west of 590 Madison Avenue (collectively, the “590 Madison Property”). The 590 Madison Loan (evidenced by note A-3), which represents a non-controlling interest in the 590 Madison Loan Combination, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.0% of the Initial Pool Balance. The related 590 Madison Companion Loans have an aggregate outstanding principal balance as of the Cut-off Date of $550,000,000 and are evidenced by two of the 590 Madison Pari Passu Companion Loans (note A-1: $169,366,000, and note A-2: $100,000,000) and the 590 Madison Subordinate Companion Loan ($280,634,000) and are held outside of the Issuing Entity. Note A-1 and the 590 Madison Subordinate Companion Loan are expected to be contributed to the GSMS 2015-590M transaction and note A-2 is expected to be contributed to the GSMS 2015-GS1 transaction. The 590 Madison Loan Combination was originated by Goldman Sachs Mortgage Company on September 23, 2015 and each note

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

of the 590 Madison Loan Combination has an initial interest rate of 3.8150% per annum. The borrower utilized the proceeds of the 590 Madison Loan Combination to defease the existing debt on the 590 Madison Property, pay defeasance costs, fund reserves, pay origination costs and return equity to the borrower sponsor. For purposes of this Term Sheet, all calculations relating to the 590 Madison Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 590 Madison Pari Passu Companion Loans. The 590 Madison Loan has received a credit assessment of Aa1 by Moody’s, AAA by Fitch and AAA by KBRA.

The 590 Madison Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 590 Madison Loan requires interest only payments during its term. The scheduled maturity date of the 590 Madison Loan is the due date in October 2025. The borrower may prepay the 590 Madison Loan, in whole or in part, (i) on or after the due date in April 2025, without the payment of the applicable yield maintenance premium or (ii) prior to the due date in April 2025, with a payment equal to the greater of (a) the applicable yield maintenance premium and (b) a prepayment premium of 1% of the amount prepaid. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the second anniversary of the securitization Closing Date, the 590 Madison Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

■	The Mortgaged Property. 590 Madison is a 1,035,003 SF, Class A office tower located in Manhattan’s Plaza District submarket. 590 Madison encompasses the entire westerly block-front on Madison Avenue between East 56th Street and East 57th Street. The 42-story building consists of 39 floors (973,177 SF) of Class A office space, 42,194 SF of retail space and 19,632 SF of concourse/storage space. The office portion of 590 Madison is leased to a large tenant roster consisting of investment grade tenants such as International Business Machines Corporation (“IBM”), Aspen Insurance U.S. Services Inc. (“Aspen Insurance”), Morgan Stanley Smith Barney Financing LLC (“Morgan Stanley”) and UBS Financial Services Inc. (“UBS”), and the retail portion is leased to Bonhams & Butterfields Auctioneers Corporation (“Bonhams”) and Tourneau, LLC (“Tourneau”). In addition to the office and retail space, the collateral for the 590 Madison Loan Combination also includes a 78-car tenant-only parking facility, a 15,000 SF glass-enclosed atrium and the borrower’s fee simple interest in a portion of the parcel located immediately west of 590 Madison, running through the block from East 56th Street to East 57th Street under a portion of the NikeTown store and that the borrower leases to an unaffiliated tenant pursuant to a ground lease. As of August 26, 2015, Total Occupancy and Owned Occupancy for 590 Madison are both 77.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

The following table presents certain information relating to office and retail tenants at 590 Madison:

590 Madison Major Office and Retail Tenants

Category	Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	Tenant SF	Total Occ. %	% of Total SF	UW Total Rent	% of UW Total Rent	UW Total Rent per SF	Lease Expiration	Renewal/ Extension Options
	Major Office Tenants (>25,000 SF)
	Crowell & Moring(2)	NR / NR / NR	100,120		9.7%	$13,837,016	14.8%	$138.20	2/29/2024	2, 5 year options
	IBM(3)	A+ / Aa3 / AA-	121,055		11.7	9,970,868	10.7	82.37	6/30/2025	2, 5 year options
	Aspen Insurance(4)	NR / Baa2 / BBB+	72,327		7.0	6,220,118	6.7	86.00	2/29/2032	2, 5 year options
	Bain Capital	NR / NR / NR	25,125		2.4	5,579,947	6.0	222.09	3/31/2019	1, 5 year option
	Delphi Capital Management(5)	NR / NR / NR	36,367		3.5	5,164,203	5.5	142.00	5/31/2027	1, 5 year option
	Pine River Capital Management(6)	NR / NR / NR	34,059		3.3	4,336,348	4.7	127.32	4/02/2022	1, 5 year option
	Corbin(7)	NR / NR / NR	25,125		2.4	4,190,571	4.5	166.79	2/28/2018	1, 5 year option
	Morgan Stanley(8)	A / A3 / A-	47,996		4.6	3,983,668	4.3	83.00	7/31/2025	(8)
	UBS	NR / NR / BBB+	32,429		3.1	3,423,013	3.7	105.55	11/30/2016	2, 5 year options
	HQ Global(9)	NR / NR / NR	25,030		2.4	2,608,742	2.8	104.22	11/30/2022	1, 5 year option
	Total Major Office Tenants		519,633		50.2%	$59,314,494	63.7%	$114.15
	Remaining Occupied Office Tenants(10)		236,799		22.9	24,698,547	26.5	104.30
	Total Occupied Office Tenants		756,432	77.7%	73.1%	$84,013,041	90.2%	$111.06
	Retail Tenants
	Bonhams(11)	NR / NR / NR	27,692		2.7%	$4,435,033	4.8%	$160.16	1/31/2025	1, 10 year option
	Tourneau(12)	NR / NR / NR	14,501		1.4	3,310,510	3.6	228.30	1/31/2018	NA
	Obicà(13)	NR / NR / NR	1		0.0	131,724	0.1	131,723.84	7/31/2021	NA
	Total Retail Tenants		42,194	100.0%	4.1%	$7,877,267	8.5%	$186.69
	Occupied Storage		8,096	41.2%	0.8%	$1,292,894	1.4%	$159.70
	Vacant SF		228,281		22.1%	$0	0.0%	$0.00
	Total / Weighted Average		1,035,003	77.9%	100.0%	$93,183,202	100.0%	$115.51

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	Crowell & Moring subleases a portion of its space.

(3)	IBM has the option at any time after July 1, 2022 to surrender any entire floor of its premises, except for the 3rd floor. The option to surrender is limited to no more than 2 floors of its space and requires 12 months’ prior notice along with a surrender payment of unamortized landlord costs, which landlord costs include: (i) a tenant improvement contribution of up to $3,026,375, (ii) rent abatement provided to tenant, (iii) brokerage fees and (iv) legal fees.

(4)	Aspen Insurance currently occupies 5,507 SF but is expected to vacate its current premises upon completion of the build-out of 72,327 SF on floors 6, 7 and 8 currently leased to Hogan Lovells. Aspen Insurance executed a 16-year lease on the 72,327 SF, which is anticipated to commence March 1, 2016 (48,218 SF) and April 1, 2016 (24,109 SF) with a base annual rent of $86.00 per SF. Aspen Insurance has a one-time right to terminate its lease with respect to any floor or the entire premise on February 28, 2027, subject to fees equal to the cost of landlord work, landlord’s contribution, free rent, legal fees, brokerage fees, and the equivalent of six months fully escalated rent.

(5)	Delphi Capital Management has executed a lease renewal with a commencement date of December 1, 2016 and a rent commencement date of June 1, 2017. Base rent steps down to $125.00 per SF at the rent commencement date.

(6)	Pine River Capital Management has a one-time right to terminate its lease on the 7th year anniversary (April 2019 for 25,125 SF on floor 38 and January 2022 for 8,934 SF on floor 36). Subject to unamortized fees of landlord work, rent concessions/brokerage fees and four months fully escalated rent and interest.

(7)	Corbin subleases a portion of its space.

(8)	Morgan Stanley has the option to elect for one lease renewal of 10 years or two consecutive lease renewals of 5 years each.

(9)	HQ Global has a one-time right to terminate its lease on November 30, 2019, subject to a termination payment of 3 months rent and other fees.

(10)	Remaining Occupied Office Tenants include National Association for Stock Car Auto Racing, Inc. (“NASCAR”) and DW Investment Management which have each executed leases but have not yet taken occupancy or begun paying rent. NASCAR (14,077 SF, $140.00 base rent per SF) is currently building out its space and is anticipated to take occupancy by March 2016 and begin paying rent in July 2016; DW Investment Management (16,031 SF, $86.00 base rent per SF) is currently building out its space and is anticipated to take occupancy in February 2016 and begin paying rent 9 months thereafter. We cannot assure you these tenants will take occupancy or begin paying rent as expected or at all.

(11)	Bonhams currently leases 27,692 SF of retail space and has renewed its lease to expand to a total of 28,726 SF (additional 1,034 SF of store front). The additional 1,034 SF is not included in underwritten occupancy, as the timing for such expansion is unknown. Bonhams also occupies 8,594 SF of office space and 383 SF of storage space, and has signed a lease for an additional 4,568 SF of storage space. Bonhams is anticipated to take occupancy of the storage space and begin paying rent in December 2015. Bonhams total occupied square footage at 590 Madison is 41,237 SF.

(12)	Tourneau square footage excludes 226 SF of storage space.

(13)	Obicà is a restaurant kiosk tenant located at the 590 Madison Property in the glass atrium adjacent to 590 Madison. Obicà pays percentage rent in addition to the base rent shown above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the top twenty tenants by UW Total Rent at 590 Madison. The top twenty tenants comprise 66.7% of building’s net rentable area by SF and contribute 86.9% of UW Total Rent.

Twenty Largest Tenants Based on Underwritten Total Rent

Tenant	Credit Rating(1) (Fitch/MIS/S&P)	Tenant SF	% of SF	UW Total Rent ($)	% of UW Total Rent	UW Total Rent per SF	Current Lease Start Date	Lease Expiration	Renewal / Extension Options
Crowell & Moring(2)	NR / NR / NR	100,120	9.7%	$13,837,016	14.8%	$138.20	11/1/2008	2/29/2024	2, 5 year options
IBM(3)	A+ / Aa3 / AA-	121,055	11.7	9,970,868	10.7	82.37	9/1/2014	6/30/2025	2, 5 year options
Aspen Insurance(4)	NR / Baa2 / BBB+	72,327	7.0	6,220,118	6.7	86.00	3/1/2016	2/29/2032	2, 5 year options
Bain Capital	NR / NR / NR	25,125	2.4	5,579,947	6.0	222.09	11/1/2008	3/31/2019	1, 5 year option
Bonhams(5)	NR / NR / NR	41,237	4.0	5,272,572	5.7	127.86	Various	1/31/2025	1, 10 year option
Delphi Capital Management(6)	NR / NR / NR	36,367	3.5	5,164,203	5.5	142.00	12/1/2016	5/31/2027	1, 5 year option
Pine River Capital Management(7)	NR / NR / NR	34,059	3.3	4,336,348	4.7	127.32	Various	4/2/2022	1, 5 year option
Corbin(8)	NR / NR / NR	25,125	2.4	4,190,571	4.5	166.79	8/28/2007	2/28/2018	1, 5 year option
Morgan Stanley(9)	A / A3 / A-	47,996	4.6	3,983,668	4.3	83.00	8/1/2015	7/31/2025	(9)
UBS	NR / NR / BBB+	32,429	3.1	3,423,013	3.7	105.55	12/1/2006	11/30/2016	2, 5 year options
Tourneau(10)	NR / NR / NR	14,727	1.4	3,310,510	3.6	224.79	Various	1/31/2018	NA
HQ Global(11)	NR / NR / NR	25,030	2.4	2,608,742	2.8	104.22	12/1/2012	11/30/2022	1, 5 year option
NASCAR(12)	NR / NR / NR	14,077	1.4	1,970,780	2.1	140.00	7/15/2015	6/30/2026	2, 5 year options
Cemex	BB- / NR / B+	13,331	1.3	1,885,618	2.0	141.45	10/1/2006	9/30/2021	1, 5 year option
Odyssey Partners	NR / NR / NR	14,230	1.4	1,859,622	2.0	130.68	7/18/2014	5/31/2025	2, 5 year options
Brevan Howard(13)	NR / NR / NR	19,313	1.9	1,734,695	1.9	89.82	Various	1/31/2019	1, 3 year option
SPH Services(14)	NR / NR / NR	15,660	1.5	1,722,600	1.8	110.00	7/1/2015	12/31/2025	1, 5 year option
TravelZoo(15)	NR / NR / NR	13,500	1.3	1,416,736	1.5	104.94	3/17/2014	9/17/2024	1, 5 year option
DW Investment Management(16)	NR / NR / NR	16,031	1.5	1,378,666	1.5	86.00	2/1/2016	1/31/2026	1, 5 year option
TwoHarbors	NR / NR / NR	8,744	0.8	1,120,480	1.2	128.14	6/4/2012	8/3/2017	1, 5 year option
Top Twenty Tenants		690,483	66.7%	$80,986,773	86.9%	$117.29
Remaining Tenants		116,239	11.2	12,196,428	13.1	104.93
Vacant Spaces		228,281	22.1	0	0.0	0.00
Total All Tenants		1,035,003	100.0%	$93,183,202	100.0%	$115.51

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	Crowell & Moring subleases a portion of its space.

(3)	IBM has the option at any time after July 1, 2022 to surrender any entire floor of its premises, except for the 3rd floor. The option to surrender is limited to no more than 2 floors of its space and requires 12 months’ prior notice along with a surrender payment of unamortized landlord costs, which landlord costs include: (i) a tenant improvement contribution of up to $3,026,375, (ii) rent abatement provided to tenant, (iii) brokerage fees and (iv) legal fees.

(4)	Aspen Insurance currently occupies 5,507 SF, but is expected to vacate its current premises upon completion of the build-out of 72,327 SF on floors 6, 7, and 8 currently leased to Hogan Lovells. Aspen Insurance executed a 16-year lease on the 72,327 SF, which is anticipated to commence March 1, 2016 (48,218 SF) and April 1, 2016 (24,109 SF) with a base annual rent of $86.00 per SF. Aspen Insurance has a one-time right to terminate its lease with respect to any floor or the entire premise on February 28, 2027, subject to fees equal to the cost of landlord work, landlord’s contribution, free rent, legal fees, brokerage fees, and the equivalent of six months fully escalated rent.

(5)	Bonhams currently leases 27,692 SF of retail space and has renewed its lease to expand to a total of 28,726 SF (additional 1,034 SF of store front). The additional 1,034 SF is not included in underwritten occupancy as the timing for such expansion is unknown. Bonhams also occupies 8,594 SF of office space and 383 SF of storage space, and has signed a lease for additional 4,568 SF of storage space. Bonhams is anticipated to take occupancy of the storage space and begin paying rent in December 2015. Bonhams total occupied square footage at 590 Madison is 41,237 SF.

(6)	Delphi Capital Management has executed a lease renewal with a commencement date of December 1, 2016 and a rent commencement date of June 1, 2017. Base rent steps down to $125.00 per SF at the rent commencement date.

(7)	Pine River Capital Management has a one-time right to terminate its lease on the 7th year anniversary (April 2019 for 25,125 SF on floor 38 and January 2022 for 8,934 SF on floor 36). Subject to unamortized fees of unamortized landlord work, rent concessions/brokerage fees and four months fully escalated rent and interest.

(8)	Corbin subleases a portion of its space.

(9)	Morgan Stanley has the option to either renew its lease for a 10 year period or two subsequent 5 year options.

(10)	Tourneau UW Total Rent per SF includes 226 SF of storage space.

(11)	HQ Global has a one-time right to terminate its lease on November 30, 2019, subject to a termination payment of 3 months rent and other fees.

(12)	NASCAR is currently building out its space and is anticipated to take occupancy in March 2016 and begin paying rent in July 2016. We cannot assure you NASCAR will take occupancy or begin paying rent as expected or at all.

(13)	Brevan Howard subleases a portion of its space.

(14)	SPH Services has a one-time right to terminate its lease on the 7th year anniversary of the renewal commencement date (January 2023) subject to fees of $814,026 and six months of fully escalated rent.

(15)	TravelZoo has a one-time right to terminate its lease on the 7th year anniversary of the rent commencement date (September 2021) subject to fees of $858,965 for free rent/landlord work, interest and 6 months fully escalated fixed rent.

(16)	DW Investment Management is currently building out its space and is anticipated to take occupancy in February 2016 and begin paying rent 9 months thereafter. We cannot assure you it will take occupancy or begin paying rent as expected or at all. DW Investment Management has a one-time right to terminate its lease on the 5th anniversary of its rent commencement date with 12 months’ notice and a fee of $2,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to certain tenants at 590 Madison:

Tenant Name	Description
Crowell & Moring

–   Crowell & Moring was founded in 1979 by 53 lawyers who left a large national firm to create their own law firm. Since its foundation, the firm has grown to 500 lawyers throughout Washington D.C., New York, San Francisco, Los Angeles, Orange County, Anchorage, Cheyenne, London, Brussels and affiliate offices in Cairo and Riyadh.

–   Crowell & Moring is known for its work in antitrust, litigation, and government contracts.

IBM

–   IBM was incorporated in June 1911 and is a publicly traded company that provides computer solutions through the use of advanced information technology, including technologies, systems, products, services, software and financing. IBM operates in more than 150 countries across the globe and derives a majority of its revenue internationally.

–   IBM owned and occupied the entire building before downsizing its space after the building was acquired by STRS Ohio in 1994; 590 Madison serves as home to IBM’s New York City headquarters. While IBM is headquartered in Armonk, NY, 590 Madison serves as an essential urban corporate location and is the main office for a large portion of its consulting practice. IBM recently renewed its lease for its occupied suites throughout the lower portion of the building.

Aspen Insurance

–   Aspen Insurance Holdings Limited has almost 1,000 employees throughout eight countries. At year-end 2014, the firm’s assets were recorded at $10.7 billion. Founded in 2002, Aspen Insurance has been listed on the New York Stock Exchange since 2003 (NYSE: AHL).

–  Aspen Insurance will be expanding at 590 Madison, taking over three floors (72,327 SF) from Hogan Lovells in the first half of 2016.

Bain Capital

–  Bain Capital is a global alternative investment firm based in Boston, Massachusetts. It specializes in private equity, venture capital, credit products and absolute return investments. Bain Capital invests across a range of industry sectors and geographic regions. As of June 2014, the firm managed more than $75 billion of investor capital across its various investment platforms.

–  Bain Capital leases the entire top floor (42nd) at 590 Madison.

Bonhams

–   Bonhams is a privately owned British auction house and one of the world’s oldest and largest auctioneers of fine art and antiques. It was formed by the merger in November 2001 of Bonhams & Brooks and Phillips Son & Neale.

–  Bonhams leases the Madison Avenue ground floor retail suite at 590 Madison and utilizes it as a showroom space. Bonhams also leases a small office portion. Bonhams recently renewed its lease at 590 Madison and intends to implement a 1,034 SF storefront expansion.

Pine River Capital Management

–  Pine River Capital Management LP (“Pine River”) was founded in 2002 by Brian Taylor with colleagues Jeff Stolt, Aaron Yeary and Nikhil Mankodi. The firm manages solutions for qualified investors spanning hedge funds, separate accounts and listed investment vehicles. Pine River has offices in New York, London, Beijing, Hong Kong, Shenzhen, San Francisco, Austin and Luxembourg.

–  590 Madison serves as the firm’s New York City headquarters and Pine River occupies the entire 38th floor at 590 Madison (with additional space on the 36th). TwoHarbors, a subsidiary of Pine River, also occupies space at 590 Madison.

Morgan Stanley

–  Morgan Stanley (NYSE: MS), founded in 1935, is a global financial services company that provides its products and services to a range of clients and customers, including corporations, governments, financial institutions and individuals.

–  A portion of the firm’s Global Wealth Management Group, formally Morgan Stanley Smith Barney Financing LLC, operates out of 590 Madison Avenue and recently renewed its lease for its occupied space.

Tourneau

–  Tourneau is a luxury watch retailer established in 1900 and based in the United States. Tourneau is America’s largest retailer for luxury watches, with 30 stores throughout the country. The company specializes in men’s, women’s and second-hand watches.

–  Tourneau occupies the East 57th Street ground floor retail space at 590 Madison and has built out the space with a customized exterior indicative of the company’s focus on luxury watches.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

The following table presents certain information relating to the lease rollover schedule based on initial lease expirations at 590 Madison as of August 26, 2015:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned SF	% of Owned SF	Cumulative % of Owned SF	UW Total Rent	UW Total Rent $ per SF	% of UW Total Rent	Cumulative % of UW Total Rent
MTM	0	0.0%	0.0%	$0	$0.00	0.0%	0.0%
2015	0	0.0	0.0%	0	0.00	0.0	0.0%
2016	35,655	3.4	3.4%	3,809,893	106.85	4.1	4.1%
2017	39,094	3.8	7.2%	4,239,522	108.44	4.5	8.6%
2018	55,136	5.3	12.5%	8,942,587	162.19	9.6	18.2%
2019	57,241	5.5	18.1%	8,551,275	149.39	9.2	27.4%
2020	13,825	1.3	19.4%	1,217,263	88.05	1.3	28.7%
2021	25,214	2.4	21.9%	3,160,781	125.36	3.4	32.1%
2022	72,685	7.0	28.9%	8,064,988	110.96	8.7	40.8%
2023	0	0.0	28.9%	0	0.00	0.0	40.8%
2024	113,620	11.0	39.9%	15,253,753	134.25	16.4	57.1%
2025	255,449	24.7	64.5%	24,078,721	94.26	25.8	83.0%
2026 & Thereafter	138,803	13.4	77.9%	15,864,420	114.29	17.0	100.0%
Vacant	228,281	22.1	100.0%	0	0.00	0.0	100.0%
Total/Wtd. Avg.	1,035,003	100.0%		$93,183,202	$115.51	100.0%

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at 590 Madison:

Historical Leased %(1)

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
98.9%	98.0%	98.9%	83.9%	98.1%	97.6%	100.0%	100.0%	95.1%	87.8%	90.9%	89.9%	85.9%	84.5%

(1)	As provided by the borrower.

The following table presents certain information relating to historical base rent at 590 Madison:

Historical Average Base Rent per SF(1)

2012	2013	2014
$92.36	$94.86	$96.55

(1)	As provided by the borrower and represents total base rental income for occupied SF (including storage SF) divided by average occupied SF for the indicated year (net of building management SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to historical operating performance and the Underwritten In-Place Net Cash Flow and Underwritten Stabilized Net Cash Flow at the 590 Madison Property:

Cash Flow Analysis

	2012(1)	2013(1)	2014(1)	TTM 7/31/2015(1)	Underwritten In-Place(2)			Underwritten Stabilized(3)(4)
Revenue and Expense Category	$	$	$	$	$	%	$ per SF	$	%	$ per SF
Base Rental Revenue	$83,614,206	$83,478,784	$83,615,869	$87,105,510	$87,084,435	68.2%	$84.14	$87,084,435	67.6%	$84.14
Contractual Rent Steps	0	0	0	0	1,166,965	0.9	1.13	1,166,965	0.9	1.13
Overage / Percentage Rent	161,993	102,582	115,507	118,118	113,113	0.1	0.11	113,113	0.1	0.11
Ground Lease Revenue	1,464,969	1,508,918	1,554,185	1,581,342	2,687,152	2.1	2.60	2,687,152	2.1	2.60
Total Reimbursement Revenue	9,792,907	10,702,013	11,244,651	9,792,517	6,098,766	4.8	5.89	6,098,766	4.7	5.89
Market Revenue from Vacant Units	0	0	0	0	26,896,180	21.1	25.99	26,896,180	20.9	25.99
Parking Revenue	351,660	363,649	345,924	371,199	371,199	0.3	0.36	371,199	0.3	0.36
Other Revenue	3,563,622	4,002,034	3,791,762	3,408,390	3,258,892	2.6	3.15	4,360,381	3.4	4.21
Gross Revenue	$98,949,357	$100,157,980	$100,667,898	$102,377,076	$127,676,703	100.0%	$123.36	$128,778,192	100.0%	$124.42
Vacancy Loss	(1,928,309)	(1,082,392)	(6,675,919)	(12,118,704)	(26,896,180)	(21.1)	(25.99)	(6,003,969)	(4.7)	(5.80)
Credit Loss	0	0	0	0	0	0.0	0.00	0	0.0	0.00
Effective Gross Revenue	$97,021,048	$99,075,588	$93,991,978	$90,258,372	$100,780,523	100.0%	$97.37	$122,774,223	100.0%	$118.62
Real Estate Taxes	22,548,468	24,787,448	26,222,466	29,045,587	29,217,043	29.0	28.23	29,217,043	23.8	28.23
Insurance	528,209	521,862	534,073	412,106	560,751	0.6	0.54	560,751	0.5	0.54
Utilities	5,003,469	5,527,595	5,639,370	5,033,655	5,033,655	5.0	4.86	6,135,144	5.0	5.93
Repairs & Maintenance	2,969,470	2,599,967	2,748,765	2,883,321	2,883,321	2.9	2.79	2,883,321	2.3	2.79
Janitorial	3,362,837	3,385,253	3,409,251	3,465,687	3,465,687	3.4	3.35	3,465,687	2.8	3.35
Management Fee	750,000	750,000	750,000	750,000	1,000,000	1.0	0.97	1,000,000	0.8	0.97
Payroll (Office, Security)	3,912,504	3,939,879	4,088,071	4,266,720	4,266,720	4.2	4.12	4,266,720	3.5	4.12
Advertising	24,594	126,570	21,779	18,222	18,222	0.0	0.02	18,222	0.0	0.02
Professional Fees	144,520	147,089	160,379	172,451	172,451	0.2	0.17	172,451	0.1	0.17
Other Expenses	207,660	209,976	213,599	193,786	193,786	0.2	0.19	193,786	0.2	0.19
Total Operating Expenses	$39,451,731	$41,995,639	$43,787,753	$46,241,535	$46,811,636	46.4%	$45.23	$47,913,125	39.0%	$46.29
Net Operating Income	$57,569,317	$57,079,949	$50,204,226	$44,016,837	$53,968,887	53.6%	$52.14	$74,861,098	61.0%	$72.33
Tenant Improvements	0	0	0	0	0	0.0	0.00	983,253	0.8	0.95
Leasing Commissions	0	0	0	0	0	0.0	0.00	983,253	0.8	0.95
Replacement Reserves	0	0	0	0	248,401	0.2	0.24	248,401	0.2	0.24
Net Cash Flow	$57,569,317	$57,079,949	$50,204,226	$44,016,837	$53,720,486	53.3%	$51.90	$72,646,191	59.2%	$70.19

(1)	The historical cash flows have been adjusted to remove lease termination income, tenant allowance reimbursements, tenant late charges and other non-recurring items. Additionally, in historical periods, Vacancy Loss represents income loss from office rent abatements.

(2)	Underwritten In-Place Base Rental Revenue includes (a) annualized base rent for executed leases as of August 26, 2015, (b) annualized contractual base rent steps through December 31, 2016 totaling $1,509,314, and (c) revenue from four tenants that are signed but not open (Aspen Insurance, NASCAR, DW Investment Management and Bonhams). Underwritten In-Place Contractual Rent Steps reflects the net present value of future contractual rent steps for two investment grade tenants, IBM and Aspen Insurance, through the end of their lease terms (excluding any rent steps already captured in Underwritten In-Place Base Rental Revenue), using a discount rate of 7.0%.

(3)	Underwritten Stabilized Cash Flow analysis grosses up the vacant space at the appraisal’s concluded market rents (included in the “Market Revenue from Vacant Units” line item). The target economic occupancy in this scenario is 95.0% (reflected in the Vacancy Loss line item). This adjustment results in approximately $20,892,211 of incremental revenue. Additional Underwritten Stabilized Cash Flow assumptions are as follows: Underwritten Stabilized Other Revenue includes an additional $1,101,489 in tenant sub-metered electric income calculated through proportional increase in utilities expense; Underwritten Stabilized Utilities reflects the July 31, 2015 TTM expense with an additional proportional increase in utilities expense for increased occupancy, which totals $1,101,489; Underwritten Stabilized Tenant Improvements reflects $1.00 per SF of normalized tenant improvements, adjusted for vacancy of 5%; and Underwritten Stabilized Leasing Commissions reflects $1.00 per SF of normalized leasing commissions, adjusted for vacancy of 5%.

(4)	For the 590 Madison Loan the DSCR Based on Underwritten Stabilized NOI / NCF are 5.24x / 5.08x and the Debt Yield Based on Underwritten Stabilized NOI / NCF are 20.3% / 19.7%. For the 590 Madison Loan Combination the DSCR Based on Underwritten Stabilized NOI / NCF are 2.98x / 2.89x and the Debt Yield Based on Underwritten Stabilized NOI / NCF are 11.5% / 11.2%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Ground Leased Parcel. The collateral for the 590 Madison Loan Combination includes the borrower’s fee simple interest in land adjacent to 590 Madison that is currently ground leased to The Trump Organization (the “Ground Lessee”). The demised premises under the ground lease includes the building at 8-10 East 57th Street (the “North Space”) and portions of the building at 9-11 East 56th Street (the “South Space”). The Ground Lessee subsequently sub-leased the premises to Nike Retail Services, Inc. (“Nike”), whose store is located in the North Space, the upper floors of the South Space, and a building adjacent to the North Space (4-6 East 57th Street). Portions of the South Space were retained by the borrower under the ground lease (i.e., were not leased to the Ground Lessee), including most of the cellar level and the truck dock on the street level.

The term of the ground lease extends until January 31st, 2094. The rent payable to the borrower under the ground lease in 2015 is approximately $1.6 million. Ground rent under the ground lease increases annually by 3% other than in 2020, when it increases by 16%. The borrower receives tax reimbursement income for 100% of the taxes associated with the portion of the ground leased land referred to as the North Space and 78% of the taxes associated with the portion of the ground leased land referred to as the South Space.

SITE PLAN
57TH STREET
50'
195'
Tiffany & Co.
Niketown
Leased Fee Interest
590 Madison Avenue
200.83'
Trump Tower
FIFTH AVENUE
MADISON AVENUE
56TH STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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590 MADISON AVENUE

■	Appraisal. According to the appraisal, the 590 Madison Property had an “as-is” appraised value of $1,500,000,000 as of August 17, 2015, which assumes the renewal of Bonhams’ lease, which has since occurred, as well as the pending future expansion of retail space on the grade and mezzanine levels.

■	Environmental Matters. According to a Phase I environmental report, dated August 27, 2015, there are no recognized environmental conditions or recommendations for further action at the 590 Madison Property.

■	Market Overview and Competition. The 590 Madison Property is located in the Plaza District of Midtown Manhattan, generally defined as being the area from East 54th Street to the south, East 61st Street to the north, Park Avenue to the east and Sixth Avenue to the west. This area is improved with commercial office buildings and ancillary uses such as hotels, cultural institutions and residential development. The 590 Madison Property is surrounded by some of New York’s well-known landmarks, restaurants, hotels, retail shops and tourist attractions, made accessible by the presence of major transportation hubs. Historically, the Plaza District has evidenced the highest rents in Midtown due to the demand generated by its premier location and quality space. The Plaza District is home to a diverse array of office tenants, including banking, legal services, advertising, and communications companies. Buildings commonly see average office rents of $100 per SF or more in this area, while the surrounding retail properties have average rents in excess of $1,000 per SF for some spaces according to the appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The appraisal identified the following office leases as comparable to the office space at 590 Madison:

Property	Date	Tenant	SF	Floor	Term	Actual Base Rent	Free Rent	TI per SF	Effective Rent per SF
65 East 55th Street	Jul-15	Avista Capital (Renewal)	16,101	18th floor	5.0	$125.00	4.0 mos.	$10.00	$114.67
9 West 57th Street
	Jul-15	Qatar Investment Authority	6,000	34th floor	5.0	$192.00	5.0 mos.	$0.00	$176.37
	Feb-15	Veritas Capital	15,385	29th floor	5.0	$184.00	4.0 mos.	$70.00	$176.37
280 Park Avenue
	Jul-15	Harvest Partners (Renewal)	38,885	25th and 26th floors	12.8	$113.00	11.0 mos.	$0.00	$104.91
	Jul-15	PJT Capital (Expansion)	42,849	17th floor	11.0	$117.00	12.0 mos.	$0.00	$106.36
	May-15	Govt of Singapore Investment Corp	41,830	9th floor	5.9	$90.00	11.0 mos.	$0.00	$90.79
	Sep-14	Blue Mountain Capital (Expansion)	28,000	14th floor	5.0	$120.00	10.0 mos.	$65.00	$108.50
	Sep-14	Thayer Street Partners	7,560	3rd floor	2.0	$85.00	6.0 mos.	$0.00	$81.07
375 Park Avenue
	May-15	Perez Llorca	1,927	38th floor	5.3	$170.00	3.0 mos.	$0.00	$169.27
	May-15	Centerbridge Capital (Expansion)	45,092	11th-13th floors	5.7	$145.00	8.0 mos.	$60.00	$135.00
717 Fifth Avenue
	Apr-15	Berchwood Partners (Renewal)	4,177	14th floor	3.0	$95.00	4.0 mos.	$5.00	$82.78
	Oct-14	Federal Insurance	8,451	14th floor	5.3	$90.00	3.0 mos.	$80.00	$70.48
660 Madison Avenue
	Apr-15	Corcoran Group, Inc.	48,437	11th, 12th, 18th floors	5.0	$109.00	0.0 mos.	$0.00	$109.00
	Jun-14	Ironbark Investments, LLC	3,214	16th floor	6.2	$118.00	6.0 mos.	$85.00	$94.66
10 E 53rd Street
	Mar-15	Apex Partners (Renewal)	31,000	53rd floor	5.3	$120.00	4.0 mos.	$30.00	$118.06
	Feb-15	Blackstone Group (Expansion)	29,989	17th floor	5.0	$85.00	10.0 mos.	$65.00	$73.42
	Jan-15	OEP Capital Advisors	17,850	26th and 27th floors	6.0	$95.00	12.0 mos.	$75.00	$83.18
535 Madison Avenue	Feb-15	Banco do Brasil, S.A.	12,275	33rd floor	5.0	$122.00	11.0 mos.	$75.00	$117.36
500 Park Avenue	Feb-15	Friedland Properties	14,772	11th floor	6.9	$112.00	11.0 mos.	$67.50	$103.94
510 Madison Avenue
	Feb-15	Jay Goldman & Co. (Expansion)	4,597	24th floor	6.5	$125.00	3.0 mos.	$30.00	$115.58
	Jan-15	OEP Capital Advisors	11,500	19th floor	5.0	$116.00	5.0 mos.	$95.00	$107.14
767 Fifth Avenue	Jan-15	Glenview Capital Management (Renew)	41,000	44th floor	5.8	$185.00	10.0 mos.	$75.00	$169.84
499 Park Avenue	Nov-14	Lippincott (Expansion/Renew)	31,727	18th-20th floors	5.0	$113.00	7.0 mos.	$55.00	$108.92

Source: Appraiser rent comparables report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The appraisal considered eight comparable building sales to be direct comparables to 590 Madison in terms of building classification, rentable office area, and current occupancy:

Office Sales Comparables(1)

	Property Address	Sale Date	Year Built / Renovated	Office Area (NRA)	Sale Price	Price/SF	Occupancy(2)	NOI/SF(3)
	590 Madison Avenue		1981/2014	973,177			77.9%	$55.46
1	229 West 43rd Street	Aug-15	1912/2014	479,000	$516,000,000	$1,077	90.3%	$46.32
2	230 Park Avenue	May-15	1929/2005	1,406,650	$1,200,000,000	$853	90.0%	$35.44
3	717 Fifth Avenue	May-15	1958/NAP	352,941	$415,000,000	$1176	92.2%	$49.44
4	11 Times Square	Feb-15	2007/NAP	1,110,602	$1,400,000,000	$1,261	84.0%	$37.82
5	1095 Ave of Americas	Jan-15	1970/2007	1,179,522	$2,200,000,000	$1,865	95.0%	$84.50
6	65 East 55th Street	Jul-14	1986/NAP	619,631	$750,000,000	$1,210	96.0%	$49.63
7	601 Lexington Avenue	Oct-14	1977/2007	1,643,942	$2,470,700,000	$1,503	99.5%	$56.26
8	450 Park Avenue	May-14	1972/NAP	334,722	$575,000,000	$1,718	93.0%	$55.94
	Weighted Average(4)					$1,337	92.9%	$52.35

(1)	Source: Appraisal.

(2)	590 Madison’s occupancy of 77.9% is inclusive of the office, retail and storage space, totaling 1,035,003 SF. Office occupancy is 77.7%. Retail occupancy is 100%.

(3)	Represents Underwritten NOI/SF for 590 Madison, other NOI/SF values based on the appraisal.

(4)	Excludes the 590 Madison Property.

■	The Borrower. The borrower is 590 Madison Avenue, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 590 Madison Loan Combination. The borrower is 100% indirectly owned and controlled by The Board of the State Teachers Retirement System of Ohio (“STRS Ohio”). Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the 590 Madison Loan Combination.

STRS Ohio employs approximately 575 associates and is responsible for more than 482,000 active, inactive, and retired Ohio educators. As of August 31, 2015, the STRS Ohio real estate portfolio was valued at $7.7 billion, which represents 10.8% of the total investment portfolio of $71.3 billion. STRS Ohio’s real estate investments are located across the country in states including Ohio, Virginia, New York, Maryland, Illinois, Georgia, Washington, and California. STRS Ohio owns a variety of apartment, retail, office, and industrial properties.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve of $19,000,000 to be used to fund future tenant allowances and leasing commissions in connection with leasing the vacant space at 590 Madison and (ii) an unfunded obligation reserve of $32,111,456 consisting of tenant improvements of $19,708,983, leasing commissions of $3,397,470 and free rent of $9,005,002. Such reserve amounts are not required to be replenished and are expected to be disbursed upon request of the borrower and satisfaction of certain requirements under the related loan documents.

On each due date during the continuance of a 590 Madison Trigger Period, the 590 Madison Loan documents require (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvement and leasing commission reserve equal to $215,625 if the tenant improvement and leasing commission reserve amount is less than $2,000,000 and (iii) a capital expenditure reserve equal to $21,563 if the capital expenditure reserve amount is less than $200,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “590 Madison Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x until the debt service coverage ratio is greater than or equal to 1.25x for two consecutive fiscal quarters or (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other 590 Madison Trigger Period is ongoing.

■	Lockbox and Cash Management. The 590 Madison Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all credit card receivables to be remitted directly into the lockbox account and all cash revenues relating to the 590 Madison Property and all other money received by the borrower or the property manager with respect to the 590 Madison Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the first business day following receipt. For so long as no 590 Madison Trigger Period or event of default under the 590 Madison Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a 590 Madison Trigger Period or event of default (if the lender so elects, only with respect to the continuance of an event of default) under the 590 Madison Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a 590 Madison Trigger Period or, at the lender’s discretion, during an event of default under the 590 Madison Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The 590 Madison Property is currently managed by Edward J. Minskoff Equities, Inc. Under the 590 Madison Loan documents, the 590 Madison Property is required to remain managed by any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the 590 Madison Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy.

■	Mezzanine or Secured Subordinate Indebtedness. The 590 Madison Loan documents permit future mezzanine financing, subject to satisfaction of certain conditions set forth in the 590 Madison Loan documents, including among others: (i) no event of default under the 590 Madison Loan is ongoing; (ii) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender and any Rating Agency; (iii) the mezzanine loan together with the 590 Madison Loan has a combined loan-to-value ratio (as calculated under the 590 Madison Loan documents) of no greater than 41.17%; (iv) the debt service coverage ratio (as calculated under the 590 Madison Loan documents and taking into account the mezzanine loan and the 590 Madison Loan) is at least 2.14x; (v) the mezzanine loan is subordinate to the 590 Madison Loan; (vi) such future mezzanine debt is required to be either coterminous with the 590 Madison Loan or freely pre-payable without premium or penalty after any applicable lockout or spread maintenance period (or the equivalent) that expires prior to the maturity date; (vii) such debt will be current-pay only, with no accrual, “pay-in-kind” or similar features; (viii) if the permitted mezzanine debt bears a floating rate of interest, such debt is required to acquire and maintain an interest rate cap agreement from any counterparty that has and maintains (a) either (i) a long-term unsecured debt rating or counterparty rating of A- or higher from S&P, or (ii) a short-term unsecured debt rating of A-1 or higher from S&P, and (b) a long-term unsecured debt rating of A3 or higher from Moody’s, in a notional amount that is not less than the outstanding principal balance of the permitted mezzanine debt; and (ix) receipt of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the 590 Madison Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the 590 Madison Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $500,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 590 Madison Property are separately allocated to the 590 Madison Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SOUTH PLAINS MALL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SOUTH PLAINS MALL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Guymon
Perryton
Woodward
Perry
OKLAHOMA
Amarillo
Elk City
Oklahoma City
Canyon
Pauls Valley
Childress
Vernon
Paducah
Wichita Falls
Seymour
Lubbock
TEXAS
Jacksboro
Dallas-Fort Worth
Lamesa
Snyder
Abilene
Stephenville
Midland
LUBBOCK PRESTON SMITH INTERNATIONAL AIRPORT
Hillcrest Golf Course
KENT ST
Lubbock Country Club
Berl Huffman Athletic Complex
CLOVIS ST
Buddy Holly Recreation Area
NORTH BY NORTHWEST
ERSKINE ST
Lubbock Heart Hospital
Rawls Golf Course
Meadowbrook Golf Course
4TH ST
Museum of Texas Tech University
Jones AT&T Stadium
Overton Hotel and Conference Center
Walmart Supercenter
Lubbock Memorial Civic Center
Panhandle South Plains Fairgrounds
University Medical Center
Rawls College of Business
Texas Tech University
College of Arts and Sciences
DOWNTOWN
Wells Fargo Amphitheatre
BROADWAY
John Walker Soccer Complex
United Supermarkets Arena
Texas Tech Student Union
19TH ST
IDALOU RD
Lubbock Christian University
Covenant Medical Center
Covenant Children's Hospital
UNIVERSITY AVE
AVENUE Q
Lubbock
Chaparral Ridge Golf Course
34TH ST
Municipal Garden & Arts Center
Grace Medical Center
South Plains Mall
5702 and 6002 Slide Road
Lubbock, TX 79414
50TH ST
Caprock Center
Ventura Place
QUAKER AVE
INDIANA AVE
CAPROCK
Dupree Park
Leftwich Park
BAYLESS ATKINS
Central Plaza
66TH ST
E SLATON RD
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Lubbock, Texas	Cut-off Date Principal Balance(5)		$100,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(3)		$203.35
Size (SF)(1)	983,517	Percentage of Initial Pool Balance		9.0%
Total Occupancy as of 9/30/2015(1)(2)	97.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2015(2)	96.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2015	Mortgage Rate		4.2205%
Appraised Value	$368,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$26,228,590
Underwritten Expenses	$7,820,045	Escrows(6)
Underwritten Net Operating Income (NOI)	$18,408,546		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,437,338	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	54.3%	Insurance	$0	$0
Maturity Date LTV Ratio(3)(4)	50.1%	Replacement Reserve	$517,000	$0
DSCR Based on Underwritten NOI / NCF(3)	2.15x / 2.04x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.2% / 8.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$200,000,000	100.0%	Principal Equity Distribution(7)	$197,987,407	99.0%
			Closing Costs	1,495,593	0.7
			Reserves	517,000	0.3

Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%

(1)	Size (SF) does not include 143,700 SF for Sears which is not part of the collateral (SF inclusive of Sears is 1,127,217 SF). Home Depot (not part of the collateral) is also excluded from Size (SF) and Total Occupancy as it is a free-standing box with limited available information. Home Depot pays the borrower for common area maintenance, and the borrower does not own the related fee simple or leasehold interest.

(2)	Total Occupancy and Owned Occupancy include 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding this tenant are 96.9% and 96.4%, respectively.

(3)	Calculated based on the aggregate outstanding principal balance of the South Plains Mall Loan Combination.

(4)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $399,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 54.3%. See ”—Appraisal” below.

(5)	The Cut-off Date Principal Balance of $100,000,000 represents the non-controlling note A-2 of a $200,000,000 loan combination evidenced by three pari passu notes. The controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $70,000,000 is expected to be contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (“GSMS 2015-GS1”) transaction and the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $30,000,000 is expected to be contributed to one or more future securitization transactions.

(6)	See “—Escrows” below.

(7)	At origination, the South Plains Mall Property was unencumbered, and the proceeds from the South Plains Mall Loan Combination were used to recapitalize the borrower sponsor. The borrower repaid senior debt related to the South Plains Mall Property of approximately $77.7 million in November 2014 and mezzanine debt of $27.3 million related to the South Plains Mall Property in February 2014.

■	The Mortgage Loan. The mortgage loan (the “South Plains Mall Loan”) is part of a loan combination structure (the ”South Plains Mall Loan Combination”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Lubbock, Texas (the ”South Plains Mall Property”). The South Plains Mall Loan (evidenced by note A-2), which represents a non-controlling interest in the South Plains Mall Loan Combination, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.0% of the Initial Pool Balance. The related companion loans (the “South Plains Mall Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000 and are evidenced by the controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $70,000,000, which is expected to be contributed to the GSMS 2015-GS1 transaction, and the non-controlling note A-3 with an outstanding principal balance as of the Cut-off Date of $30,000,000, which is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions. The South Plains Mall Loan Combination was originated by Goldman Sachs Mortgage Company on October 23, 2015. The South Plains Mall Loan Combination has an original principal balance of $200,000,000 and each note has an interest rate of 4.2205% per annum. The borrower utilized the proceeds of the South Plains Mall Loan Combination to recapitalize the borrower sponsor, fund reserves and pay loan origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The South Plains Mall Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The South Plains Mall Loan requires interest only payments during its term. The scheduled maturity date of the South Plains Mall Loan is the due date in November 2025. The South Plains Mall Loan may be voluntarily prepaid on or after the due date in January 2018 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the South Plains Mall Loan is permitted on and after August 6, 2025 without payment of any yield maintenance or prepayment premium.

■	The Mortgaged Property. The South Plains Mall Property is a 983,517 SF of an approximately 1.1 million SF super regional mall located in Lubbock, Texas. The South Plains Mall Property is located along the Loop 289 Freeway, approximately six miles southwest of the Lubbock Central Business District and five miles south of Texas Tech University which has approximately 35,000 enrolled students as of the Fall 2014 academic semester. The South Plains Mall Property was constructed in 1972 and is currently undergoing a $24 million renovation program that is anticipated to be completed by mid-2016 and is expected to include new mall entrances, common area upgrades, new mall signage, skylights, kiosks and public restroom additions/renovations. The South Plains Mall Property is anchored by Dillard’s Women, Dillard’s Men’s & Children, JCPenney, Barnes & Noble, Premiere Cinemas, Bealls, Sears (not included in the collateral) and a free-standing Home Depot (not included in the collateral). Collateral for the South Plains Mall Loan includes three ground leased tenants (Bealls (GL), Olive Garden and Raising Cane’s Chicken Fingers), for which the borrower owns the land and the tenants own their boxes. Per the borrower, the South Plains Mall Property generates sales of approximately $472 per SF for tenants occupying less than 10,000 SF for a period of at least 12 months and an occupancy cost of 14.4% as of September 30, 2015. As of September 30, 2015, the Total Occupancy (excluding Home Depot) was 97.0% and Owned Occupancy (excluding Home Depot and Sears) was 96.6%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the anchor and junior anchor tenants (of which, certain tenants may have co-tenancy provisions) at the South Plains Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Premiere Cinemas(4)	NR / NR / NR	61,796	5.5%	Yes	$1,270,651	$20.56	4/30/2032	$362,654	20.0%	NA
Dillard’s Women	BBB- / Baa3 / BBB-	162,755	14.4	Yes	$1,131,623	$6.95	1/31/2017	$227.47	2.5%	3, 5-year options
JCPenney(5)	B- / NR / CCC+	218,518	19.4	Yes	$996,846	$4.56	7/31/2017	$100.66	3.7%	2, 5-year options
Barnes & Noble	NR / NR / NR	33,411	3.0	Yes	$692,074	$20.71	1/31/2020	$200.26	9.4%	2, 5-year options
Dillard’s Men’s & Children	BBB- / Baa3 / BBB-	93,949	8.3	Yes	$648,733	$6.91	1/31/2017	$183.02	3.3%	3, 5-year options
Bealls (GL)(6)	NR / NR / NR	40,000	3.5	Yes	$347,997	$8.70	1/31/2022	$100.27	7.8%	NA
Sears	C / Caa3 / CCC+	143,700	12.7	No	$171,188	$1.19	6/30/2046	$103.69	0.1%	NA
Home Depot(7)	A / A2 / A	NA	NA	No	$11,200	NA	12/31/2040	NA	NA	NA
Total Anchors		754,129	66.9%

Jr. Anchors
Forever 21	NR / NR / NR	15,419	1.4%	Yes	$773,779	$50.18	2/28/2018	$221.72	20.6%	NA
A’GACI	NR / NR / NR	14,427	1.3	Yes	$594,513	$41.21	1/31/2024	$143.75	27.1%	NA
Boot Barn	NR / NR / NR	19,071	1.7	Yes	$352,840	$18.50	7/31/2024	$104.89	16.3%	2, 5-year options
Shoe Dept. Encore	NR / NR / NR	16,616	1.5	Yes	$224,876	$13.53	3/31/2023	$138.83	8.6%	NA
Party City	NR / NR / NR	10,500	0.9	Yes	$224,166	$21.35	10/31/2017	$293.88	6.5%	NA
Total Jr. Anchors		76,033	6.7%

In-Line(8)		251,378	22.3%	Yes	$15,127,495	$60.18
Food Court		10,605	0.9%	Yes	$1,111,389	$104.80
Kiosks		1,306	0.1%	Yes	$697,194	$533.84
Storage		NA	NA	Yes	$18,737	NA
Vacant		33,766	3.0%	NA	$0	$0.00

Total Owned SF		983,517	87.3%
Total SF		1,127,217	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the South Plains Mall Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Premiere Cinemas are on per screen basis; the theater has 16 screens. Sales for Sears are an estimate based upon information provided to the borrower by the tenant. Sales figures presented are on a trailing-12 month basis as of August 31, 2015.

(4)	Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the Trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by ($133,354) to account for the possible rent reduction for this tenant.

(5)	JCPenney subleases a portion of its space to Firestone Tire.

(6)	Bealls is a ground lease tenant. The borrower owns the land and the tenant owns its box.

(7)	Home Depot is a free-standing box with limited available information. The borrower does not own the related fee simple or leasehold interest.

(8)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the South Plains Mall Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Premiere Cinemas(4)	NR / NR / NR	61,796	6.3%	$865,785	6.2%	$14.01	4/30/2032	$362,654.00	20.0%	NA
Barnes & Noble	NR / NR / NR	33,411	3.4	585,000	4.2	17.51	1/31/2020	$200.26	9.4%	2, 5-year options
A’GACI	NR / NR / NR	14,427	1.5	562,869	4.0	39.02	1/31/2024	$143.75	27.1%	NA
JCPenney(5)	B- / NR / CCC+	218,518	22.2	404,945	2.9	1.85	7/31/2017	$100.66	3.7%	2, 5-year options
Kay Jewelers	NR / NR / NR	1,505	0.2	360,706	2.6	239.67	12/31/2024	$2,737.92	9.9%	NA
Zales	NR / NR / NR	1,597	0.2	338,215	2.4	211.78	5/31/2018	$2,294.71	10.5%	NA
Dillard’s Women(6)	BBB- / Baa3 / BBB-	162,755	16.5	325,510	2.3	2.00	1/31/2017	$227.47	2.5%	3, 5-year options
Forever 21	NR / NR / NR	15,419	1.6	301,996	2.2	19.59	2/28/2018	$221.72	20.6%	NA
Victoria’s Secret	NR / NR / NR	7,695	0.8	291,833	2.1	37.93	1/31/2025	$586.94	10.8%	NA
Journeys	NR / NR / NR	2,323	0.2	273,107	2.0	117.57	6/30/2023	$881.51	16.8%	NA
Ten Largest Owned Tenants		519,446	52.8%	$4,309,967	30.8%	$8.30
Remaining Owned Tenants(7)		430,305	43.8	9,684,892	69.2	22.51
Vacant Spaces (Owned Space)		33,766	3.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		983,517	100.0%	$13,994,859	100.0%	$14.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the South Plains Mall Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Premiere Cinemas are on a per screen basis; the theater has 16 screens. Sales for Sears are an estimate based upon information provided to the borrower by the tenant. Sales figured presented are on a trailing-12 month basis as of August 31, 2015.

(4)	Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the Trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

(5)	JCPenney subleases a portion of its space to Firestone Tire.

(6)	In additional to Dillard’s Women, Dillard’s Men’s & Children occupies a separate box for 93,949 SF which expires on January 31, 2017 with a base rent of $2.42 per SF.

(7)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the South Plains Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	11,655	1.2	1.2%	293,091	2.1	25.15	5
2016	54,373	5.5	6.7%	1,334,959	9.5	24.55	26
2017	514,914	52.4	59.1%	2,541,648	18.2	4.94	16
2018	45,123	4.6	63.7%	1,699,615	12.1	37.67	14
2019	18,559	1.9	65.5%	1,084,033	7.7	58.41	11
2020	69,751	7.1	72.6%	1,461,452	10.4	20.95	8
2021(2)	13,161	1.3	74.0%	542,413	3.9	41.21	8
2022	54,105	5.5	79.5%	839,507	6.0	15.52	6
2023	32,821	3.3	82.8%	755,415	5.4	23.02	4
2024	38,250	3.9	86.7%	1,352,914	9.7	35.37	6
2025	32,519	3.3	90.0%	1,152,526	8.2	35.44	6
2026 & Thereafter	64,520	6.6	96.6%	937,285	6.7	14.53	2
Vacant	33,766	3.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	983,517	100.0%		$13,994,859	100.0%	$14.74	112

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

(2)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the South Plains Mall Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	95.3%	94.4%	97.7%

(1)	As provided by the borrower, and represents in place occupancy including tenants with executed leased but have not yet opened for business as of December 31 for the indicated year, and excluding Home Depot and Sears.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the South Plains Mall Property:

Cash Flow Analysis(1)

	2013(2)(3)	2014(2)(3)	TTM 8/31/2015(2)(3)	Underwritten(4)(5)	Underwritten $ per SF
Base Rent	$12,462,233	$13,320,001	$13,865,909	$13,994,859	$14.23
Overage Rent	1,074,864	1,065,653	1,025,600	978,757	1.00
Kiosk/ Temp/ Specialty Rent	1,641,451	1,459,381	1,311,668	1,311,668	1.33
Other Rental Revenue(4)	379,931	432,311	488,456	488,456	0.50
Total Reimbursement Revenue	8,776,364	9,134,025	9,015,231	9,421,686	9.58
Gross Up Vacancy	0	0	0	2,741,110	2.79
Other Income	102,377	135,655	33,165	33,165	0.03
Gross Revenue	$24,437,219	$25,547,026	$25,740,028	$28,969,700	$29.46

Vacancy & Credit Loss	(211,032)	(250,120)	(62,958)	(2,741,110)	(2.79)
Effective Gross Income	$24,226,187	$25,296,906	$25,677,070	$26,228,590	$26.67

Total Operating Expenses	$7,442,358	$7,662,895	$7,387,822	$7,820,045	$7.95

Net Operating Income	$16,783,830	$17,634,011	$18,289,248	$18,408,546	$18.72
TI/LC	0	0	0	597,152	0.61
Capital Expenditures	0	0	0	374,056	0.38
Net Cash Flow	$16,783,830	$17,634,011	$18,289,248	$17,437,338	$17.73

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy and credit loss line item for 2013, 2014 and TTM 8/31/2015 represents reserves for bad debt and tenant rent abatements. Historical capital expenditures, tenant improvements and leasing costs for years 2013, 2014 and the TTM 8/31/2015 have been excluded for presentation purposes.

(3)	Historical presentation and the underwritten cash flow exclude income and expenses on the Premiere Cinemas pad related to a ground lease previously in place that was collapsed at origination.

(4)	Underwritten Base Rent is based on contractual rents as of September 30, 2015 and rent steps through December 31, 2016. Underwritten Base Rent also includes the Base Rent for Spring Mobile, AT&T Authorized Retailer that has executed lease but is not yet open for business or begun paying rent. We cannot assure this tenant will take occupancy or begin paying rent as anticipated or at all.

(5)	Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the Trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

■	Appraisal. According to the appraisal, the South Plains Mall Property had an “as-is” appraised value of $368,000,000 as of September 7, 2015 and a “prospective market value upon stabilization” appraised value of $399,000,000 as of September 1, 2016, after “modest lease up” and renovation completion over the next 12 months.

■	Environmental Matters. According to a Phase I environmental report, dated September 2015, there are no recognized environmental conditions or recommendations for further action at the South Plains Mall Property.

■	Market Overview and Competition. The South Plains Mall Property is located in the city of Lubbock in the West Texas Panhandle. The South Plains Mall Property’s primary trade area spans 25 miles; however, the South Plains Mall Property draws from up to 50 miles due to its regional accessibility and limited competition. As of 2014, the population within the trade area of South Plains Mall Property was estimated to be approximately 305,892, with an average household income of $61,121. The South Plains Mall is the only enclosed mall within a 100-mile plus radius, and the closest regional malls are located in Amarillo, Midland and Odessa. Local competition consists of power centers and lifestyle centers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the South Plains Mall Property:

Competitive Set(1)

	South Plains Mall	Central Plaza	South Plains Crossing	Canyon West Shopping Center	Lubbock Parkade	South Plains Plaza	Kingsgate Center North
Distance from Subject	-	0.2 miles	0.2 miles	2.5 miles	1.0 miles	0.2 miles	1.5 miles
Property Type	Super Regional Mall	Power Center	Power Center	Power Center	Power Center	Power Center	Lifestyle Center
Year Built	1972	1979	1996	2006	1985	1994	1986
Total GLA	1,127,217	151,351	162,996	781,822	182,241	155,351	143,825
Total Occupancy	97.0%	100%	100%	100%	97%	95%	100%
Notable Tenants	Sears, Dillard’s Women, Dillard’s Men’s & Children, JCPenney and Bealls	Bed Bath & Beyond, Old Navy, Staples and Shoe Carnival	Hobby Lobby, Spec’s Liquor, Red Raider Outfitters and Eyemart Express	Target, Ross Dress for Less, Burlington Coat Factory and Sam’s Club	SteinMart, Mardel, TJ Maxx and Hancock Fabrics	PetsMart, Office Max, Michael’s and Rooms-to-Go	Talbots, Sprouts, Malouf’s and Rooms-to-Go

(1)	Source: Appraisal.

■	The Borrower. The borrower is Macerich South Plains LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the South Plains Mall Loan. Pacific Premier Retail Trust LLC, an indirect owner of the borrower, is the non-recourse carveout guarantor under the South Plains Mall Loan.

Pacific Premier Retail Trust LLC is 60% indirectly owned by The Macerich Company (“Macerich”) (NYSE: MAC) and 40% indirectly owned by RPM JV LLC, a subsidiary of GIC. Macerich is a publicly traded real estate investment trust headquartered in Santa Monica, California. Macerich is an S&P 500 company and the third-largest owner by market value and operator of shopping centers in the United States. Macerich’s portfolio includes 51 regional shopping centers and eight community/power shopping centers aggregating approximately 55 million SF of GLA. As of September 30, 2015, the portfolio was 95.4% occupied and had sales of $630 per SF. Macerich was founded in 1972. Macerich had an equity market capitalization of $13 billion and enterprise value/total market capitalization of approximately $20.5 billion as of the third quarter of 2015. GIC is a global investment firm with over $100 billion in assets under management. GIC has investments in over 40 countries and has been investing in emerging markets for more than two decades. Headquartered in Singapore, GIC employs over 1,200 people across 10 offices in key financial cities worldwide.

■	Escrows. On the origination date of the South Plains Mall Loan, the borrower funded an escrow reserve in the amount of $517,000 for replacement reserves.

In addition, on each due date, the borrower will be required to fund (i) a tax reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period unless no South Plains Mall Trigger Period is then in effect and the borrower provides evidence that taxes continue to be timely paid, (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period unless no event of default is occurring and the insurance is maintained under a blanket policy, and (iii) during a South Plains Mall Trigger Period, (a) a tenant improvements and leasing commissions reserve in an amount equal to $42,358 (capped at $508,298) and (b) a replacement reserve in an amount equal to $10,589 (capped at $127,068).

A “South Plains Mall Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the South Plains Mall Loan documents) for the trailing 12-month period (as of the last day of any calendar quarter) falling below 1.40x and ending at the conclusion of the second consecutive calendar quarter for which the debt service coverage ratio is greater than 1.40x or (ii) commencing upon the occurrence of an event of default under the South Plains Mall Loan and ending when such event of default is no longer continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The South Plains Mall Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account. So long as no South Plains Mall Trigger Period is continuing, the borrower will have access to the funds deposited into the lockbox account and may utilize the lockbox account as its operating account. Upon the occurrence and during the continuance of a South Plains Mall Trigger Period, the borrower will have no further access to funds in the lockbox account, and such funds (less any minimum peg balance, not to exceed $50,000) are required to be swept on a weekly basis and on the second business day preceding each due date into the lender-controlled cash management account. On each due date during a South Plains Mall Trigger Period, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The South Plains Mall Property is currently managed by Macerich Management Company. Under the South Plains Mall Loan documents, the South Plains Mall Property is required to remain managed by certain managers meeting financial and experience criteria set forth in the related loan documents or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the South Plains Mall Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy.

■	Release of Collateral. The borrower is permitted to obtain the release of a non-income producing vacant portion of the South Plains Mall Property at any time, subject to the satisfaction of certain conditions, including that: (i) no event of default under the South Plains Mall Loan is then continuing and the release will not cause an event of default to occur and (ii) the borrower delivers a REMIC opinion.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the South Plains Mall Property (plus loss of rents and/or business interruption insurance for a period beginning on the date of casualty and continuing until the restoration of the South Plains Mall Property is completed or the expiration of 24 months, whichever first occurs). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the South Plains Mall Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the annual the insurance premium that is payable at that time in respect of the property, loss of rents/business interruption, general liability and umbrella liability insurance required under the related loan documents. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the South Plains Mall Property are separately allocated to the South Plains Mall Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Westin Boston Waterfront
425 Summer Street
Boston, MA 02210
Boston
Cambridge
Somerville
Medford
Malden
Everett
Chelsea
Charles River
Mystic River
Dorchester Bay
BOSTON LOGAN INTERNATIONAL AIRPORT
Massachusetts Convention Center
Massachusetts Institute of Technology
Harvard University
Boston University
Fenway Park
Prudential Center
Tufts Medical Center
Massachusetts General Hospital
Faneuil Hall Marketplace
TD Garden
Cambridgeside Galleria Mall
Bunker Hill Community College
Northeastern University
Children's Hospital Boston
Boston Medical Center-Harrison Campus
UMass Boston
Tufts University -Medford
Lawrence Memorial Hospital
Meadow Glen Mall
Assembly Square Mall
Gateway Center
Porter Square Shopping Center
Porter Exchange Mall
Soldiers Field Athletic Area
CHARLESTOWN
EAST BOSTON
EAST CAMBRIDGE
CAMBRIDGEPORT
BACK BAY
CBD
SEAPORT DISTRICT
SOUTH END
SOUTH BOSTON
FENWAY-KENMORE
LONGWOOD MEDICAL AREA
ROXBURY
NORTH DORCHESTER
SOUTH DORCHESTER
JAMAICA PLAIN
ROSLINDALE
WEST SOMERVILLE
Franklin Park
Joe Moakley Park
Middlesex Fells Reservation
Pine Banks Park
Forest Dale Cemetery
Whites Mt
Roosevelt Park
John M Devir Park
CARTIFACT
Beverly
North Reading
Billerica
Burlington
Wakefield
Peabody
Salem
Bedford
Woburn
Lynn
Concord
Melrose
Lexington
Lincoln
Revere
Waltham
Weston
Watertown
Wayland
Newton
Brookline
Wellesley
Roxbury
West Roxbury
Needham
Milton
Dedham
Quincy
Hingham
Norwood
BOSTON LOGAN INT'L AIRPORT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Boston, Massachusetts	Cut-off Date Principal Balance(3)		$79,891,907
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$258,162.69
Size (Rooms)	793	Percentage of Initial Pool Balance		7.2%
Total TTM Occupancy as of 9/30/2015	76.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2015	76.1%	Type of Security	Leasehold
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate		4.3580%
Appraised Value	$345,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$91,507,426
Underwritten Expenses	$65,021,727
Underwritten Net Operating Income (NOI)	$26,485,700	Escrows
Underwritten Net Cash Flow (NCF)	$22,951,418		Upfront	Monthly
Cut-off Date LTV Ratio(1)	59.3%	Taxes	$0	$0
Maturity Date LTV Ratio(1)(2)	44.8%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.16x / 1.87x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.9% / 11.2%	Other(4)	$3,800,000	$62,500

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$205,000,000	100.0%	Principal Equity Distribution	$200,116,189	97.6%
			Reserves	3,800,000	1.9
			Closing Costs	1,083,811	0.5

Total Sources	$205,000,000	100.0%	Total Uses	$205,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Westin Boston Waterfront Loan Combination.

(2)	The Maturity Date LTV is calculated utilizing the “as stabilized” appraised value of $368,000,000. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value is 47.8%. See “—Appraisal” below.

(3)	The Cut-off Date Principal Balance of $79,891,907 represents the non-controlling note A-2 of a $205,000,000 loan combination evidenced by three pari passu notes. The controlling note A-1, with an aggregate principal balance as of the Cut-off Date of $69,905,419 is expected to be contributed to the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (“GSMS 2015-GS1”) transaction, and the non-controlling note A-3, with an aggregate principal balance as of the Cut-off Date of $54,925,686 is expected to be contributed to one or more future securitization transactions.

(4)	Other reserve represents $3,000,000 for plaza repairs, an upfront $500,000 initial base ground lease reserve ($62,500 monthly) and an upfront $300,000 deferred maintenance reserve. The $62,500 in monthly reserves for base ground rent do not include additional amounts based on percentage rent which the borrowers are required to begin escrowing in July 2016, will be added to the monthly ground lease amount, and which are subject to incremental increases during 10-year periods for the life of the ground lease. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Westin Boston Waterfront Loan”) is part of a loan combination structure (the “Westin Boston Waterfront Loan Combination”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrowers’ leasehold interest in a full service hotel property located in Boston, Massachusetts (the ”Westin Boston Waterfront Property”). The Westin Boston Waterfront Loan (evidenced by note A-2), which represents a non-controlling interest in the Westin Boston Waterfront Loan Combination, has an outstanding principal balance as of the Cut-off Date of $79,891,907 and represents approximately 7.2% of the Initial Pool Balance. The related companion loans (the “Westin Boston Waterfront Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $124,831,105 and are evidenced by the controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $69,905,419, which is expected to be contributed to the GSMS 2015-GS1 transaction, and the non-controlling note A-3 with an outstanding principal balance as of the Cut-off Date of $54,925,686, which is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions. The Westin Boston Waterfront Loan Combination was originated by Goldman Sachs Mortgage Company on October 27, 2015. The Westin Boston Waterfront Loan Combination has an original principal balance of $205,000,000 and each note has an interest rate of 4.3580% per annum. The borrowers utilized the proceeds of the Westin Boston Waterfront Loan to recapitalize the borrower sponsor, fund reserves and pay closing costs.

The Westin Boston Waterfront Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Westin Boston Waterfront Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Westin Boston Waterfront Loan is the due date in November 2025. Voluntary prepayment of the Westin Boston

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Waterfront Loan is prohibited prior to the due date in August 2025. Provided that no event of default under the Westin Boston Waterfront Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Westin Boston Waterfront Loan Combination and (b) the second anniversary of the closing date of the securitization into which the last piece of the Westin Boston Waterfront Loan Combination is deposited.

■	The Mortgaged Property. The Westin Boston Waterfront Property is a 793-room full-service hotel located in the Seaport submarket of Boston, Massachusetts. The Westin Boston Waterfront Property was constructed in 2006 and is located at 425 Summer Street, between Avenue D and the Boston Convention & Exhibition Center. The Westin Boston Waterfront Property features approximately 89,000 SF of meeting space, five food and beverage outlets, a fitness center, business center, concierge and valet service. The hotel at the Westin Boston Waterfront Property is operated by an affiliate of Starwood Hotels under a long-term management agreement. The borrower’s interest in the Westin Boston Waterfront Property is pursuant to a ground lease with 84 years remaining.

The 1,090,200 SF Westin Boston Waterfront Property is located on a 4.18 acre parcel. The Westin Boston Waterfront Property is 16-stories with 4 subgrade levels.

The following table presents certain information relating to the 2014 demand analysis with respect to the Westin Boston Waterfront Property based on market segmentation, as provided in the appraisal for the Westin Boston Waterfront Property:

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Westin Boston Waterfront	64.0%	17.0%	19.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Westin Boston Waterfront Property and various market segments, as provided in a September 2015 travel research report for the Westin Boston Waterfront Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM September 2015	94.9%	100.7%	95.5%
TTM September 2014	96.2%	100.7%	96.9%
TTM September 2013	94.7%	96.5%	91.4%

(1)	Source: September 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Westin Boston Waterfront Property:

Westin Boston Waterfront(1)

	2013	2014	TTM 9/30/2015
Occupancy	74.5%	75.3%	76.1%
ADR	$207.60	$231.05	$242.74
RevPAR	$154.60	$174.09	$184.65

(1)	As provided by the borrowers and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Westin Boston Waterfront Property:

Cash Flow Analysis(1)

	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$44,748,476	$50,390,242	$53,445,239	$53,445,239	$67,396
Food & Beverage Revenue	26,659,508	29,237,155	33,208,831	33,208,831	41,877
Net Retail Revenue	276,377	504,058	537,265	537,265	678
Parking Revenue	2,483,275	2,647,361	2,613,114	2,613,114	3,295
Other Operating Department Revenue(2)	1,090,003	935,182	499,212	499,212	630
Other Revenue	816,916	880,884	1,203,765	1,203,765	1,518
Total Revenue	$76,074,555	$84,594,882	$91,507,426	$91,507,426	$115,394

Room Expense	$12,910,008	$13,329,923	$14,006,433	$14,006,433	$17,663
Food & Beverage Expense	18,919,329	20,068,574	21,568,640	21,568,640	27,199
Other Operating Department Expense	667,821	673,597	268,386	268,386	338
Parking Expense	615,482	654,719	687,598	687,598	867
Total Departmental Expense	$33,112,640	$34,726,813	$36,531,057	$36,531,057	$46,067
Total Undistributed Expense	17,979,860	19,525,558	21,116,344	21,232,181	26,775
Total Fixed Expense	6,247,580	6,670,659	6,006,581	7,258,489	9,153
Total Operating Expenses	$57,340,080	$60,923,030	$63,653,982	$65,021,727	$81,995

Net Operating Income	$18,734,475	$23,671,852	$27,853,444	$26,485,700	$33,399
FF&E	2,932,592	3,257,738	3,524,445	3,534,282	4,457
Net Cash Flow	$15,801,883	$20,414,114	$24,328,999	$22,951,418	$28,943

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other operating department revenue includes miscellaneous revenues.

■	Appraisal. According to the appraisal, the Westin Boston Waterfront Property had an “as-is” appraised value of $345,000,000 as of October 16, 2015 and an “as stabilized” appraised value of $368,000,000 as of November 1, 2018 based on an assumed stabilized occupancy rate of 75.0%.

■	Environmental Matters. According to a Phase I environmental report, dated October 21, 2015, there are no recognized environmental conditions or recommendations for further action at the Westin Boston Waterfront Property.

■	Market Overview and Competition. The Westin Boston Waterfront Property is located in the Seaport submarket of Boston, Massachusetts. The Westin Boston Waterfront Property’s competitive set has an average occupancy of 80.2%, ADR of $241.05, and RevPAR of $193.31 as of the trailing 12-month period ended September 30, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the Westin Boston Waterfront Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM September 2015 Occupancy	TTM September 2015 ADR	TTM September 2015 RevPAR
Westin Boston Waterfront	793	2006	76.1%	$242.74	$184.65

Competitive Set
Hyatt Regency Boston	502	1985	NAV	NAV	NAV
The Seaport Hotel	428	1998	NAV	NAV	NAV
Renaissance Boston Waterfront Hotel	471	2008	NAV	NAV	NAV
Sheraton Hotel Boston	1220	1965	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			80.2%	$241.05	$193.31

(1)	Source: September 2015 travel research report.

■	The Borrowers. The borrowers are DiamondRock Boston Owner, LLC and DiamondRock Boston Retail Owner, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Westin Boston Waterfront Loan. The non-recourse carveout guarantor under the Westin Boston Waterfront Loan is DiamondRock Hospitality Limited Partnership, a direct owner of the borrowers.

DiamondRock Hospitality Limited Partnership is a wholly owned indirect subsidiary of DiamondRock Hospitality Company, a lodging-focused, publicly traded real estate investment trust that owns a portfolio of 29 premium hotels and resorts containing approximately 11,000 rooms in the aggregate, concentrated in cities and resorts throughout North America and the U.S. Virgin Islands.

■	Escrows. On the origination date, the borrowers funded (i) a ground lease rent reserve in the amount of $500,000, (ii) a deferred maintenance reserve in the amount of $300,000 and (iii) a plaza reserve escrow in the amount of $3,000,000 in connection with remediation work related to water penetration issues at the plaza structure of the Westin Boston Waterfront Property and any related damage.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Westin Boston Waterfront Loan documents and there is no continuing event of default and (ii) a ground lease rent reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay ground rent over the then succeeding twelve-month period; provided, however, that reserve deposits for ground rents are not required to the extent (i) the property manager or the borrowers pay all ground rents as and when due and (ii) there is an amount reserved for ground rents in the basic carrying costs escrow account equal to or greater than the amount required to pay ground rent for one year (without taking into account any amounts therein for insurance premiums or taxes). Notwithstanding anything to the contrary the borrowers will not be required to reserve amounts in respect of taxes, ground rents and/or insurance premiums to the extent the property manager is reserving amounts in respect of such amounts pursuant to the terms of the management agreement and actually paying taxes, ground rents and insurance premiums in respect of the Westin Boston Waterfront Property prior to their becoming delinquent.

In addition, on each due date, the property manager will be required to fund into an FF&E reserve account established under the management agreement (the “Approved FF&E Account”), and in the name of the borrowers (which account is pledged to the lender and subject to account control agreements in favor of the lender) FF&E reserves with respect to the Westin Boston Waterfront Property in an amount equal to the greater of (i) the amount required to be reserved pursuant to the management agreement and (ii) an amount equal to 4% of the revenues from the hotel component of the Westin Boston Waterfront Property for the most recently ended

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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calendar month (the “FF&E Funding Amount”). During the continuance of an FF&E Reserve Period, the borrowers are required to fund the FF&E Funding Amount into a lender-controlled FF&E reserve account.

A “FF&E Reserve Period” means a period commencing when the property manager fails to maintain and fund the Approved FF&E Account in an amount equal to the FF&E Funding Amount and such failure continues for five business days following the borrowers’ receipt of notice of such failure, and ending when the failure has been cured.

■	Lockbox and Cash Management. The Westin Boston Waterfront Loan documents require that all credit card receivables, cash revenues and all other money received by the borrowers, the Operating Lessee or property manager with respect to the hotel component of the Westin Boston Waterfront Property be deposited into an account established under the management agreement controlled by the property manager, pledged to the lender and subject to account control agreements (a “Manager Account”) or to the Approved FF&E Account (or, if the property manager is terminated, all such credit card receivables, cash revenues and other amounts are required to be deposited into the cash management account until a replacement property manager has been engaged and has established replacement Manager Accounts and a replacement Approved FF&E Account). Subject to the rights of the lender following the termination of the property manager or the occurrence of an event of default under the Westin Boston Waterfront Loan documents giving rise to the right of the borrowers to terminate the property manager, the property manager is permitted to pay all costs and expenses incurred in connection with the operation of the Westin Boston Waterfront Property, including, but not limited to operating expenses and capital expenditures, and all other amounts required or permitted to be paid by the property manager in the performance of its duties and obligations with respect to the Westin Boston Waterfront Property out of the Manager Accounts or the Approved FF&E Account.

In connection with the origination of the Westin Boston Waterfront Loan, the borrowers established a lender controlled lockbox account, subject to a lockbox account agreement which provides that the borrowers will have no access to funds in the lockbox account and that all amounts in the lockbox account will be swept daily to a lender-controlled cash management account. The Westin Boston Waterfront Loan documents require the borrowers to deliver notices to each tenant (including the parking services property manager) instructing them to remit all payments under the leases into the lockbox account. In addition, the borrowers are required to cause all amounts otherwise required to be paid or remitted by the property manager to the borrowers or the Operating Lessee pursuant to the management agreement and all other cash revenues or other amounts received by the borrowers or the Operating Lessees with respect to the Westin Boston Waterfront Property to be remitted directly to the cash management account or the lockbox account and, in the event that any such amounts or any other amounts in respect of the Westin Boston Waterfront Property are paid directly to the borrowers or the Operating Lessee, such party is required to cause such amounts to be deposited into the cash management account or the lockbox account within two business days following receipt, provided, however, that any failure of such party to deposit any funds required to be deposited in the cash management account or the lockbox account within such two business day period will not be a default under the Westin Boston Waterfront Loan documents so long as (1) such funds are deposited in the required account within ten days of the borrowers’ or Operating Lessee’s receipt, (2) the borrowers are otherwise in compliance with the Westin Boston Waterfront Loan documents hereof and (3) a failure of the borrowers or the Operating Lessee to deposit such funds in the required account within two business days’ of receipt has occurred no more than twice in the prior 12-month period.

Provided that no Westin Boston Waterfront Trigger Period or event of default under the Westin Boston Waterfront Loan is continuing, on each business day (or less frequently at the borrowers’ option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an account controlled by the borrowers.

On each due date during a Westin Boston Waterfront Trigger Period or, at the lender’s discretion, during an event of default under the Westin Boston Waterfront Loan, the Westin Boston Waterfront Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves, subject to the terms of the Westin Boston Waterfront Loan documents, be reserved in an excess cash flow account as additional collateral for the Westin Boston Waterfront Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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During the continuance of an event of default under the Westin Boston Waterfront Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Westin Boston Waterfront Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Westin Boston Waterfront Property, in such order of priority as the lender may determine.

A “Westin Boston Waterfront Trigger Period” means, (i) subject to the right of the borrowers to partially defease the Westin Boston Waterfront Loan in order to cause the debt yield (as calculated under the Westin Boston Waterfront Loan documents) to exceed 7.00%, any period commencing upon the debt yield for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 7.00% and ending at the conclusion of a fiscal quarter for which the debt yield is greater than or equal to 7.00%, (ii) any period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that a Westin Boston Waterfront Trigger Period pursuant to clause (i) is not ongoing, and (iii) the failure of the borrowers, within 10 business days of their obligation to do so, to deposit into the plaza reserve account 100% of the cost of completing a maintenance and remediation plan addressing the prevention and mitigation of any future water penetration or infiltration at the plaza structure at the Westin Boston Waterfront Property and ending when such deposit is made.

■	Property Management. The Westin Boston Waterfront Property is managed by Westin Hotel Management, L.P. (“Westin”), pursuant to a management agreement. Under the related loan documents, the Westin Boston Waterfront Property is required to remain managed by Westin, certain pre-approved management companies or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. In the event of an acceleration of the Westin Boston Waterfront Loan following an event of default under the Westin Boston Waterfront Loan documents, the lender may, in its sole discretion but solely to the extent of the borrowers’ rights under the management agreement, terminate or require the borrowers to terminate the management agreement and engage a property manager selected by the lender to serve as replacement property manager pursuant to a management agreement; provided that any replacement property manager will be deemed approved by the lender, subject to a Rating Agency Confirmation.

■	Mezzanine or Additional Indebtedness. Not permitted.

■	Operating Lease. An indirect, wholly owned subsidiary of the non-recourse carveout guarantor, DiamondRock Boston Tenant, LLC (“Operating Lessee”), a single-purpose, single-asset entity, leases the hotel portion of the Westin Boston Waterfront Property from the hotel borrowers pursuant to certain sublease agreements (the “Operating Lease”). The Operating Lease is pledged to the lender as additional collateral for the Westin Boston Waterfront Loan under the mortgage. The Operating Lessee is a party to the management agreement. Upon foreclosure, the lender may terminate the Operating Lease at its sole option without the payment of any termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Westin Boston Waterfront Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Westin Boston Waterfront Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Westin Boston Waterfront Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Westin Boston Waterfront Property are separately allocated to the Westin Boston Waterfront Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Harbor Pointe Apartments
302 Constitution Avenue
Bayonne, NJ 07002
Clara Maass Medical Center
North Arlington
Secaucus
The Plaza at Harmon Meadow
West New York
Union City
Hudson River
UPPER WEST SIDE
The Metropolitan Museum of Art
Central Park
UPPER EAST SIDE
MANHATTAN
Times Square
Madison Square Garden
Chrysler Building
Empire State Bldg
CHELSEA
East Newark
Harrison
Riverfront Stadium
Rutgers University -Newark
Prudential Center
Newark
Hoboken
Holy Name Cemetery
Lincoln Park
GREENWICH VILLAGE
NYU
EAST VILLAGE
SOHO
East River
Newport Centre Mall
HISTORIC DOWNTOWN
HACKENSACK RIVER WATERFRONT
New York
New Jersey City University
Jersey City
Liberty Science Center
Liberty State Park
World Trade Center
FDR DRIVE
NEWARK INTERNATIONAL AIRPORT
Ellis Island
Statue of Liberty
Long Island University -Brooklyn
Pratt Institute
BUSHWICK
Bayonne Park
Bayonne
RED HOOK
South Cove Commons
Bayonne Golf Club
Bayonne Crossing Shopping Center
The Mills at Jersey Gardens
Upper New York Bay
Prospect Park Zoo
Newark Bay
Green-Wood Cemetery
Empire Outlets
Snug Harbor
STATEN ISLAND
Silver Lake Golf Course
Richmond University Med Ctr
BAY RIDGE
BROOKLYN
Brooklyn College
BELT PKWY
Washington Cemetery
Dyker Beach Golf Course
Fort Hamilton
Lower New York Bay
North Shore-LIJ Health System
SHEEPSHEAD BAY
BRIGHTON BEACH
Ridgewood
Wayne
Paramus
Yonkers
Paterson
Hackensack
Mount Vernon
Fairfield
Clifton
Passaic
BRONX
Fort Lee
West Orange
Port Washington
East Orange
New York
MANHATTAN
LAGUARDIA AIRPORT
Jersey City
QUEENS
NEWARK-LIBERTY INTL AIRPORT
Newark
Bayonne
Westfield
Linden
BROOKLYN
JFK INTL AIRPORT
Elizabeth
STATEN ISLAND
Lower Bay
Edison
Atlantic Ocean
Sayreville
Keansburg
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Bayonne, New Jersey	Cut-off Date Principal Balance(3)	$60,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(1)	$202,205.88
Size (Units)	544	Percentage of Initial Pool Balance	5.4%
Total Occupancy as of 8/10/2015	91.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/10/2015	91.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	2009-2010 / NAP	Mortgage Rate	4.7600%
Appraised Value	$154,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	120
Underwritten Revenues	$12,490,995
Underwritten Expenses	$4,518,686	Escrows
Underwritten Net Operating Income (NOI)	$7,972,309	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,863,509	Taxes(4)	$178,371	$89,186
Cut-off Date LTV Ratio(1)	71.4%	Insurance	$33,867	$16,934
Maturity Date LTV Ratio(1)(2)	71.0%	Replacement Reserve	$0	$9,067
DSCR Based on Underwritten NOI / NCF(1)	1.50x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	7.2% / 7.1%	Other(5)	$54,835	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$110,000,000	73.3%	Purchase Price	$147,500,000	98.4%
Principal’s Equity Contribution	38,916,309	25.9	Closing Costs	2,207,295	1.5
Other Sources	1,058,059	0.7	Reserves	267,073	0.2

Total Sources	$149,974,368	100.0%	Total Uses	$149,974,368	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Harbor Pointe Apartments Loan Combination.

(2)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $155,000,000 as of December 15, 2015. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $154,000,000 is 71.4%. See “—Appraisal” below.

(3)	The Harbor Pointe Apartments Loan, with an outstanding principal balance as of the Cut-off Date of $60,000,000, is evidenced by the controlling note A-1, and is part of the $110,000,000 Harbor Pointe Apartments Loan Combination, which is evidenced by two pari passu notes. The related companion loan is evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $50,000,000, which will be contributed to one or more future securitization transactions. See “—The Mortgage Loan” below.

(4)	The borrower makes payments in lieu of real estate taxes. See “—Payment in Lieu of Taxes” below.

(5)	Other upfront reserves represent deferred maintenance of $54,835. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Harbor Pointe Apartments Loan”) is part of a loan combination (the “Harbor Pointe Apartments Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 544-unit multifamily apartment complex located in Bayonne, New Jersey (the “Harbor Pointe Apartments Property”). The Harbor Pointe Apartments Loan, which is evidenced by note A-1 and represents the controlling interest in the Harbor Pointe Apartments Loan Combination, had an original principal balance of $60,000,000, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 5.4% of the Initial Pool Balance. The related companion loan (the “Harbor Pointe Apartments Companion Loan”), which is evidenced by note A-2 and represents the non-controlling interest in the Harbor Pointe Apartments Loan Combination had an original principal balance of $50,000,000, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and will be contributed to one or more future securitization transactions. The Harbor Pointe Apartments Loan Combination was originated by Citigroup Global Markets Realty Corp. on October 21, 2015. The Harbor Pointe Apartments Loan Combination had an original principal balance of $110,000,000, has an outstanding principal balance as of the Cut-off Date of $110,000,000 and accrues interest at an interest rate of 4.7600% per annum. The proceeds of the Harbor Pointe Apartments Loan Combination were primarily used to acquire the Harbor Pointe Apartments Property, pay origination costs and fund reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Harbor Pointe Apartments Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Harbor Pointe Apartments Loan requires monthly payments of interest only during its term. The scheduled maturity date of the Harbor Pointe Apartments Loan is the due date in November 2025. Provided that no event of default has occurred and is continuing under the Harbor Pointe Apartments Loan documents, at any time after the earlier of the third anniversary of origination of the Harbor Pointe Apartments Loan and the second anniversary of the securitization of the last portion of the Harbor Pointe Apartments Loan Combination, the Harbor Pointe Apartments Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Harbor Pointe Apartments Loan documents. Provided that no event of default has occurred and is continuing under the Harbor Pointe Apartments Loan documents, voluntary prepayment of the Harbor Pointe Apartments Loan in whole is permitted on or after the due date occurring in August 2025 without payment of any prepayment premium.

■	The Mortgaged Property. The Harbor Pointe Apartments Property consists of a certified LEED (“Leadership in Energy & Environmental Design”) Silver mid-rise apartment complex containing 544 residential units. The Harbor Pointe Apartments Property was built in 2009-2010 and contains 521,102 SF of rentable area, 756 parking spaces and approximately 9,000 SF of amenity space. Each unit offers full-sized washer and dryer, walk-in closets and open layout kitchens with stainless steel appliances. The Harbor Pointe Apartments Property also features amenities such as concierge service, a 9,000 SF clubhouse with an indoor basketball court, a resort-style salt-water swimming pool, a computer/media lounge, a business center and a full fitness studio. In addition, the Harbor Pointe Apartments Property also offers shuttle service to residents which provides rush hour transportation to mass transportation stations and local amenities. Total Occupancy and Owned Occupancy at the Harbor Pointe Apartments Property were both 91.2% as of August 10, 2015.

■	Payment in Lieu of Taxes. The Harbor Pointe Apartments Property is operating under a Payment in Lieu of Taxes (“PILOT”) Program that expires in 2039 under which the borrowers do not pay real estate taxes and instead make quarterly payments to the city of Bayonne. From January 2016 through December 2021 the annual charge will be the greater of the Base Amount (as defined below) or 20% of the taxes otherwise due on the land and improvements, from January 2022 through December 2027, the greater of the Base Amount or 40% of the taxes otherwise due on the land and improvements, from January 2028 through December 2033, the greater of the Base Amount or 60% of the taxes otherwise due on the land and improvements, and from January 2034 through December 2039, the greater of the Base Amount or 80% of the taxes otherwise due on the land and improvements. In addition to the annual charge, a 2% administrative fee based on the annual charge is payable to the city of Bayonne. The payments under the PILOT Program (“Base Amount”) are calculated as 10% of 80% of annual gross revenue of the Harbor Pointe Apartments Property through December 2025 and 10% of the full annual gross revenue of the Harbor Pointe Apartments Property thereafter and until the expiration of the program. The borrowers’ interest under the related PILOT agreement may be transferred to a successor owner (including a mortgagee in foreclosure) upon the satisfaction of certain conditions, including, without limitation, that the transferee forms an urban renewal entity in accordance with the New Jersey Long Term Tax Exemption Law and that the transferee agrees to abide by all terms and conditions of the PILOT Program.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the units and rents at the Harbor Pointe Apartments Property:

Unit Mix(1)

Unit Type	Occupied Units	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Average Monthly Actual Rent per Unit(3)	Average Yearly Actual Rent(3)
Studio / 1 Bath	11	1	12	556	$1,570	$226,080	$1,587	$209,460
1 Bed / 1 Bath	269	13	282	756	$1,800	$6,091,200	$1,719	$5,549,354
2 Bed / 2 Bath	188	25	213	1,137	$2,350	$6,006,600	$2,207	$4,979,790
3 Bed / 2 Bath	8	7	15	1,488	$3,000	$540,000	$1,935	$185,712
3 Bed / 3 Bath	20	2	22	1,664	$3,300	$871,200	$3,090	$741,684
Total / Wtd. Avg.	496	48	544	958	$2,104	$13,735,080	$1,960	$11,666,000

(1)	As provided by the borrowers per the August 10, 2015 rent roll.

(2)	As provided in the appraisal.

(3)	There are currently six employee units and 13 affordable units which are offered at a discount to current rents. Under the PILOT Program agreement, the borrowers are required to maintain the 13 units currently designated as affordable rental units at below-market rents, however, upon vacancy, the borrower may convert the affordable units to market rate rentals. The breakdown is as follows: 1 Bed / 1 Bath (4 employee units, 3 affordable units), 2 Bed / 2 Bath (1 employee unit, 7 affordable units), 3 Bed / 2 Bath (3 affordable units), and 3 Bed / 3 Bath (1 employee unit). The monthly actual rent per unit excluding the employee and affordable units are $1,587, $1,739, $2,257, $2,622 and $3,138 for Studio / 1 Bath, 1 Bed / 1 Bath, 2 Bed / 2 Bath, 3 Bed / 2 Bath, and 3 Bed / 3 Bath, respectively.

The following table presents certain information relating to historical leasing at the Harbor Pointe Apartments Property:

Historical Leased %(1)

	2012	2013	2014	As of 8/10/2015
Owned Space	92.7%	92.3%	92.9%	91.2%

(1)	As provided by the borrowers and which reflects average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Harbor Pointe Apartments Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 8/31/2015	Underwritten	Underwritten $ per Unit
Base Rent	$11,761,704	$11,900,626	$11,632,684	$11,501,478	$11,666,000	$21,445
Gross Up Vacancy	0	0	0	0	1,335,840	2,456
Gross Potential Rent	$11,761,704	$11,900,626	$11,632,684	$11,501,478	$13,001,840	$23,900
Vacancy, Credit Loss & Concessions	(258,584)	(135,850)	(331,921)	(181,017)	(1,672,225)	(3,074)
Total Rent	$11,503,120	$11,764,776	$11,300,763	$11,320,461	$11,329,615	$20,826
Reimbursement Income(2)	316,349	358,151	429,658	453,566	453,566	834
Other Income(3)	535,454	587,662	609,016	718,238	707,814	1,301
Effective Gross Income	$12,354,923	$12,710,589	$12,339,437	$12,492,265	$12,490,995	$22,961

Real Estate Taxes(4)	$2,040,000	$2,040,000	$2,040,000	$1,343,657	$1,019,265	$1,874
Insurance	198,441	210,015	250,534	262,784	193,526	356
Management Fee	370,648	381,318	370,183	374,768	374,730	689
Other Expenses	2,789,907	2,622,766	3,030,433	2,982,947	2,931,165	5,388
Total Operating Expenses	$5,398,995	$5,254,098	$5,691,150	$4,964,156	$4,518,686	$8,306

Net Operating Income	$6,955,928	$7,456,491	$6,648,287	$7,528,110	$7,972,309	$14,655
Replacement Reserves	0	0	0	0	108,800	200
Net Cash Flow	$6,955,928	$7,456,491	$6,648,287	$7,528,110	$7,863,509	$14,455

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Reimbursement Income includes water/sewer reimbursements, electric and gas rebill, administrative fees on water/sewer and trash reimbursements.

(3)	Other Income includes late charges, lease termination fees, pet rent, parking fees, administrative fees and other miscellaneous sources.

(4)	The Harbor Pointe Apartments Property is operating under a PILOT Program that expires in 2039 under which the borrowers do not pay real estate taxes. The sponsor has recently re-negotiated the terms of the program with the city of Bayonne and the Port Authority as specified in “—Payment in Lieu of Taxes” below. The underwritten amount of $1,019,265 is the sum of the annual charge plus 2% of the annual charge (administrative fee). The annual charge is calculated as 10% of 80% of Effective Gross Income ($12,490,995).

■	Appraisal. According to the appraisal, the Harbor Pointe Apartments Property had an “as-is” appraised value of $154,000,000 as of July 16, 2015 and an “as stabilized” appraised value of $155,000,000 as of December 15, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated July 3, 2015, there were no recommendations for further action for the Harbor Pointe Apartments Property.

■	Market Overview and Competition. The Harbor Pointe Apartments Property is located in Bayonne, New Jersey within the Hudson Waterfront of Northern New Jersey. The Hudson Waterfront is an 18-mile shoreline stretching from Bayonne to Fort Lee, New Jersey. There are currently 11 Fortune 500 Companies that are headquartered in Northern New Jersey. Major employers in the area include Barnabas Health, Verizon Communications, United Airlines and New Jersey Transit. According to the appraisal, the average 2014 household income and population is $73,514 and 65,713, respectively, in the city of Bayonne.

The Harbor Pointe Apartments Property is situated within the Peninsula at Bayonne Harbor redevelopment area, a 420-acre man-made peninsula, located in Bayonne, New Jersey. The immediate area has undergone significant redevelopment in the last decade through the extension of transportation services to the Bayonne area including the construction of the Hudson Bergen Light Rail. The construction of the Hudson Bergen Light Rail has resulted in a reduced commute time into Manhattan totaling approximately 30 minutes. The South Cove Commons, a 190,000 SF power center, and Bayonne Crossing, a 350,000 SF power center, are both located within one mile from the Harbor Pointe Apartments Property. Retailers at these centers include Stop & Shop, Walmart, Lowes, T.J. Maxx, and New York Sports Club.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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According to a third party report, the Northern New Jersey multifamily market currently consists of approximately 216,216 rental units across 994 buildings with a 4.0% vacancy rate and an average rent of $1,671 per month. The local Hudson County submarket consists of 172 buildings totaling 45,071 units with a 6.4% vacancy rate and an average asking rent of $2,842. The appraiser identified seven competitive properties with reported vacancy rates between 3.3% and 25.0%, averaging 7.7% and average rents ranging from $1,200 to $3,917 per month.

The following table presents certain information relating to certain residential lease comparables provided in the appraisal for the Harbor Pointe Apartments Property:

Competitive Set(1)

	Harbor Pointe Apartments	Osprey Cove	Peninsula Court	Camelot at Bayonne	SilkLofts	Xchange at Secaucus Junction	Vermella Lyndhurst	Station at Lyndhurst
Location	Bayonne, NJ	Secaucus, NJ	Bayonne, NJ	Bayonne, NJ	Bayonne, NJ	Secaucus, NJ	Lyndhurst, NJ	Lyndhurst, NJ
Year Built	2009-2010	2012	2008	2014	2014	2008	2014	2014
Number of Units	544	116	52	96	84	799	236	153
Occupancy %	89.7%	96.6%	96.2%	75.0%	96.5%	96.5%	96.7%	88.9%
Average Unit Size (SF)	958	929	1,034	869	976	1,261	1,264	918
Average Quoted Rents $/SF/Month (Studio, 1 Bed, 2 Bed, 3 Bed)	$2.83, $2.38, $2.06, $2.01	$2.99, $2.82, $2.52, NA	$2.18, $1.55, $1.63, NA	NA, $2.47, $2.06, NA	$2.39, $2.53, $2.07, NA	NA, $2.54, $2.12, $1.97	NA, $2.44, $2.06, $2.04	NA, $2.72, $2.45, $2.60

(1)	Source: Appraisal.

In addition to existing inventory, approximately 3,456 units are projected to be completed across 14 different projects throughout the city of Bayonne by 2019 with the majority being rental units. The proposed multifamily developments along with supporting commercial projects on the Bayonne Peninsula are expected to bolster the city’s efforts to increase demand from young professionals and Manhattan commuters seeking affordable alternatives to Jersey City, Hoboken and other areas. A hotel and a retail development are also proposed for the site adjacent to the west of the Harbor Pointe Apartments Property which may drive more traffic to the immediate area.

■	The Borrowers. The borrowers are CL Cityview Urban Renewal LLC, RS Bayonne Urban Renewal LLC and Verbena Bayonne Urban Renewal LLC, three single-purpose, single-asset Delaware limited liability companies, which own the Harbor Pointe Apartments Property as tenants-in-common pursuant to a tenancy-in-common agreement. Pursuant to the Harbor Pointe Apartments Loan documents, the borrowers have waived their rights to partition the Harbor Pointe Apartments Property. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Harbor Pointe Apartments Loan Combination. The guarantors of the non-recourse carveouts are Elie Rieder and Sol Werdiger.

Elie Rieder is the Founder and Chief Executive Officer of Castle Lanterra Equity and Castle Lanterra Properties. Mr. Rieder has been an active real estate investor, owner, and manager since 1998. Mr. Rieder was directly involved in acquiring over 10,000 multifamily units and has invested in residential, office, hospitality, retail, and parking assets. Castle Lanterra Properties is a leading real estate investment firm founded in 2009. Based in New York, Castle Lanterra acquires, owns, and manages targeted multifamily properties in major metropolitan areas of the United States, including Chicago, Washington, D.C., Baltimore, and Austin.

Sol Werdiger is the Founder and Chief Executive Officer of Outerstuff, a leading designer, manufacturer and marketer of licensed children’s sports apparel for all major sports leagues in North America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. On the origination date of the Harbor Pointe Apartment Loan, the borrowers funded a reserve of (i) $178,371 for payment-in-lieu of real estate taxes, (ii) $33,867 for insurance, and (iii) $54,835 for deferred maintenance.

On each due date, the borrowers are required to pay to the lender: (i) one-twelfth of the taxes (or payment-in-lieu thereof) that the lender estimates will be payable over the then succeeding 12-month period, (initially $89,186), (ii) at the option of the lender, if the liability or casualty policy maintained by the borrowers does not constitute an approved blanket or umbrella insurance policy under the Harbor Pointe Apartments Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period (initially $16,934) and (iii) a replacement reserve in the amount of $9,067.

■	Lockbox and Cash Management. The Harbor Pointe Apartments Loan documents require a springing lockbox with springing cash management. The Harbor Pointe Apartments Loan documents require the borrowers, upon the first occurrence of an Harbor Pointe Apartments Trigger Period, to (or to direct the property manager to) deposit within two business days following receipt of all revenue derived from the Harbor Pointe Apartments Property and all other money payable to the borrowers with respect to the Harbor Pointe Apartments Property directly to a lender-controlled lockbox account and to send a notice to all commercial tenants directing them to pay all rents directly into the lender controlled lockbox account. So long as an Harbor Pointe Apartments Trigger Period is not in effect, all funds in the lockbox account are required to be swept and remitted on each business day to the borrowers’ operating account. During the continuance of an Harbor Pointe Apartments Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and if no event of default under the Harbor Pointe Apartments Loan documents is continuing, applied to pay debt service and operating expenses of the Harbor Pointe Apartments Property and to fund required reserves in accordance with the Harbor Pointe Apartments Loan documents. After the foregoing disbursements are made and so long as a Harbor Pointe Apartments Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the Harbor Pointe Apartments Loan Combination. During the continuance of an event of default under the Harbor Pointe Apartments Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Harbor Pointe Apartments Loan and/or toward the payment of expenses of the Harbor Pointe Apartments Property, in such order of priority as the lender may determine.

An “Harbor Pointe Apartments Trigger Period” means a period commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Harbor Pointe Apartments Loan documents and continuing until the same is cured, or (ii) the trailing 12-month debt service coverage ratio being less than 1.25x and continuing until the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Harbor Pointe Apartments Property is currently managed by Alliance Southwest, LLC, an independent third party. Under the Harbor Pointe Apartments Loan documents, the borrower may terminate and replace the property manager if, among other conditions, no event of default is continuing and the applicable replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). The lender has the right to replace the property manager upon (i) an event of default under the management agreement, (ii) an involuntary bankruptcy or insolvency proceeding not dismissed within 120 days or a voluntary bankruptcy or insolvency proceeding with respect to the property manager, (iii) the existence of an Harbor Pointe Apartments Trigger Period, or (iv) the property manager engaging in fraud, willful misconduct, gross negligence or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Harbor Pointe Apartments Property providing for a deductible of no greater than $10,000 (plus 18 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the 6 months following restoration). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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DoubleTree Jersey City
455 Washington Boulevard
Jersey City, NJ 07310
Teterboro
Ridgefield Park
Fort Lee
Wood-Ridge
Little Ferry
TETERBORO AIRPORT
Palisades Park
Oaktree Mall
Fort Lee Towne Center
Bronx Community College
Fordham University-Rose Hill
Moonachie
Ridgefield
Edgewater
Columbia Presbyterian Med Ctr
Yankee Stadium
BRONX
Meadowlands Race Track
Meadowlands Sports Complex
Metlife Stadium
Cliffside Park
Fairview
CUNY-City College
East Rutherford
Columbia University
Mill Creek Mall
The Plaza at Harmon Meadow
Guttenberg
UPPER WEST SIDE
UPPER EAST SIDE
The Metropolitan Museum of Art
Central Park
Secaucus
West New York
Hudson River
LAGUARDIA AIRPORT
Union City
MANHATTAN
FDR DRIVE
Times Square
Madison Square Garden
Chrysler Building
ASTORIA
QUEENS
Empire State Bldg
CHELSEA
GREENWICH VILLAGE
EAST VILLAGE
NYU
SOHO
HOLLAND TUNNEL
Newport Centre Mall
East River
Queens Center Mall
New York
HISTORIC DOWNTOWN
HACKENSACK RIVER WATERFRONT
New Jersey City University
Jersey City
Liberty Science Center
World Trade Center
The Shops At Atlas Park
Liberty State Park
Ellis Island
Woodhull Medical Center
Statue of Liberty
Long Island University-Brooklyn
Pratt Institute
BROOKLYN
Bayonne
RED HOOK
Upper New York Bay
Prospect Park Zoo
Greenwood Cemetery
STATEN ISLAND
BAY RIDGE
Wayne
Paramus
Yonkers
Paterson
Clifton
Passaic
Fort Lee
West Orange
East Orange
New York
MANHATTAN
LAGUARDIA AIRPORT
Port Washington
NEWARK LIBERTY INT'L AIRPORT
Jersey City
QUEENS
Newark
Bayonne
BROOKLYN
JFK INT'L AIRPORT
Elizabeth
Linden
STATEN ISLAND
Lower Bay
Edison
Atlantic Ocean
Sayreville
Keansburg

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Jersey City, New Jersey	Cut-off Date Principal Balance		$60,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$303,030.30
Size (Rooms)	198	Percentage of Initial Pool Balance		5.4%
Total TTM Occupancy as of 9/30/2015	83.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2015	83.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1998 / 2009	Mortgage Rate		4.9550%
Appraised Value	$94,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		96
Underwritten Revenues	$14,665,323
Underwritten Expenses	$8,056,862	Escrows(1)
Underwritten Net Operating Income (NOI)	$6,608,460
Underwritten Net Cash Flow (NCF)	$6,021,847		Upfront	Monthly
Cut-off Date LTV Ratio	63.8%	Taxes	$0	$0
Maturity Date LTV Ratio	62.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.72x / 1.57x	FF&E	$0	$48,263
Debt Yield Based on Underwritten NOI / NCF	11.0% / 10.0%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	99.8%	Loan Payoff	$48,288,979	80.3%
Other Sources	100,000	0.2	Principal Equity Distribution	11,427,306	19.0
			Closing Costs	383,715	0.6
Total Sources	$60,100,000	100.0%	Total Uses	$60,100,000	100.0%

(1)       See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “DoubleTree Jersey City Loan”) is evidenced by a note in the original principal amount of $60,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a full service hotel located in Jersey City, New Jersey (the “DoubleTree Jersey City Property”). The DoubleTree Jersey City Loan was originated by Rialto Mortgage Finance, LLC on October 6, 2015 and represents approximately 5.4% of the Initial Pool Balance. The note evidencing the DoubleTree Jersey City Loan has an outstanding principal balance as of the Cut-off Date of $60,000,000 and an interest rate of 4.9550% per annum. The borrower utilized the proceeds of the DoubleTree Jersey City Loan to refinance the existing debt on the DoubleTree Jersey City Property, pay loan origination costs, and return equity to the borrower sponsor.

The DoubleTree Jersey City Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date and requires monthly payments of interest only for the initial 96 months, followed by payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the DoubleTree Jersey City Loan is the due date in October 2025. Voluntary prepayment of the DoubleTree Jersey City Loan is permitted on or after the due date in July 2025. Defeasance of the DoubleTree Jersey City Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The DoubleTree Jersey City Property is comprised of one 13-story full-service hotel containing 198 rooms located in Jersey City, New Jersey, approximately 5.5 miles west of Midtown Manhattan. The DoubleTree Jersey City Property is located on the northwest corner of Washington Boulevard and 4th Street with visibility and presence within the Hudson Exchange neighborhood of Jersey City.

The front entrance to the hotel is accessible off Washington Boulevard via a driveway marked by an attached porte cochere. The “ground” level of the DoubleTree Jersey City Property accommodates the lobby, registration desk, business center, fitness center, market pantry, administrative areas, and all back-of-house space. The DoubleTree Jersey City Property also offers a restaurant and lounge south of the main lobby which is being renovated and rebranded. The restaurant renovation is expected to take from four to six weeks and is scheduled to be completed by year end 2015. The DoubleTree Jersey City Property offers a limited amount of event space (1,350 SF) on the second level that is divisible into two separate rooms by a moveable wall. Parking is provided for $25 per day, via 60 on-site surface parking spaces and 197 garage parking spaces are available for hotel use in a garage located in an adjacent residential building pursuant to a non-exclusive easement granted under the condominium documents, for a total of 257 spaces or 2.02 spaces per 1,000 SF.

Guestrooms are located on levels two through thirteen and are configured as suites featuring large floor plans with sitting areas in addition to the bedroom. Guestrooms offer the Hilton Sweet Dreams bed package, one or two beds, casual chair, sleeper sofa, nightstands, dresser, work desk with ergonomic desk chair, and lamps. In-room amenities include a 32” flat panel television, telephone, safe, microwave, mini-refrigerator, coffee-marker, hair dryer, and iron and ironing board. Guestrooms offer wireless high-speed Internet access for $12.95 per day per device (free within common areas). The bathrooms feature tub-shower combinations with separate vanity area. The guestrooms were renovated in 2009 as part of a $5.7 million PIP ($28,788 per room), which also included renovations to the exterior, lobby area, public restrooms, elevators, and restaurant. The guestroom mix includes 79 king rooms, 49 queen rooms, and 70 double/double rooms. As of September 30, 2015, Total Occupancy and Owned Occupancy were both 83.8% at the DoubleTree Jersey City Property.

The DoubleTree Jersey City Property is part of a condominium regime (the “Hotel Unit”) under a condominium declaration.  The condominium is managed by a board of trustees, which consists of four members, one of which is appointed by the Hotel Unit, one of which is an affiliate of the borrower and two of which are appointed by independent owners (Monaco North & Monaco South).  Notwithstanding the composition of the board, the consent of the borrower as the Hotel Unit owner and any lender holding a first mortgage on the Hotel Unit is required for any action or decision materially and adversely affecting the use and operation of the Hotel Unit.  As part of the condominium, the residents, guests and employees of the Hotel Unit have a non-exclusive easement with respect to the parking garage.  The consent of the Hotel Unit is required to appoint an insurance trustee with respect to any casualty or condemnation proceeds and all assessments under the condominium documents are subordinate to the lien of the mortgage. A mortgagee has the right to notice and cure with respect to any defaults under the condominium documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the 2014 demand analysis with respect to the DoubleTree Jersey City Property based on market segmentation, as provided in the appraisal for the DoubleTree Jersey City Property:

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
DoubleTree Jersey City	20%	30%	50%

(1)	Source: Appraisal.

The following table presents certain information relating to penetration rates relating to the DoubleTree Jersey City Property, as provided in a September 2015 travel research report for the DoubleTree Jersey City Property:

TTM 9/30/2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
DoubleTree Jersey City	100.6%	108.1%	108.8%

(1)	Source: September 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the DoubleTree Jersey City Property:

DoubleTree Jersey City (1)

	2013	2014	TTM 9/30/2015
Occupancy	84.2%	84.4%	83.8%
ADR	$207.40	$209.52	$215.54
RevPAR	$174.65	$176.74	$180.62

(1)	Source: As provided by the borrower.

■	Operating History and Underwritten Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the DoubleTree Jersey City Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per Room
Room Revenue	$12,227,823	$12,622,105	$12,773,268	$13,053,549	$13,053,549	$65,927
Food & Beverage Revenue	805,134	697,307	709,822	702,929	702,929	3,550
Other Revenue(2)	775,826	907,415	865,670	908,845	908,845	4,590
Total Revenue	$13,808,784	$14,226,828	$14,348,760	$14,665,323	$14,665,323	$74,067

Room Expense	$1,716,070	$1,951,483	$2,067,538	$2,179,540	$2,179,540	$11,008
Food & Beverage Expense	618,452	587,577	563,887	572,646	572,646	2,892
Other Expense	251,140	250,009	238,408	236,231	236,231	1,193
Total Departmental Expense	$2,585,661	$2,789,069	$2,869,833	$2,988,417	$2,988,417	$15,093
Total Undistributed Expense	3,885,055	4,002,983	3,979,024	4,114,369	4,076,960	20,591
Total Fixed Charges	698,162	828,178	733,688	988,618	991,485	5,008
Total Operating Expenses	$7,168,878	$7,620,229	$7,582,545	$8,091,404	$8,056,862	$40,691

Net Operating Income	$6,639,906	$6,606,599	$6,766,215	$6,573,919	$6,608,460	$33,376
FF&E	467,002	509,225	583,925	595,095	586,613	2,963
Net Cash Flow	$6,172,904	$6,097,374	$6,182,290	$5,978,824	$6,021,847	$30,413

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

(2)	Other revenue consists of phone, parking, gift shop, rentals and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisal. According to the appraisal, the DoubleTree Jersey City Property had an “as-is” appraised value of $94,000,000 as of August 20, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated August 21, 2015, there are no recommendations for further action at the DoubleTree Jersey City Property.

■	Market Overview and Competition. The DoubleTree Jersey City Property is located in Jersey City, Hudson County, New Jersey approximately 5.5 miles west of Midtown Manhattan and 0.5 miles south of the Holland Tunnel. Hudson County benefits from a diverse economic base and convenient accessibility to public transportation into New York City via bus, rail, and waterway services. NJ Transit provides bus and rail service throughout the region and into New York City, with additional rail service provided by Amtrak, Conrail, and the Port Authority Trans Hudson (PATH). The region is also supported by Newark-Liberty International Airport (13.0 miles southwest). Top employers within Hudson County primarily consist of financial services firms including UBS Financial Services, Bank of Tokyo Mitsubishi Trust, Insurance Service Office Inc., Goldman Sachs & Co. Inc., Mellon Bank, JP Morgan Chase Bank, and Citigroup Inc. Other top employers are positioned within the education, healthcare, government, distribution, and pharmaceutical sectors.

The DoubleTree Jersey City Property and its competitive set had an average occupancy of 83.0%, ADR of $227.84 resulting in RevPAR of $188.98 as of the trailing 12-month period ending December 31, 2014.

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM 12/31/2014 Occupancy	TTM 12/31/2014 ADR	TTM 12/31/2014 RevPAR
Westin Jersey City Newport	429	2009	78.0%	$225 - $230	$175 - $180
Hyatt Regency Jersey City	351	2002	87.0%	$235 - $240	$205 - $210
Courtyard Jersey City Newport Center	187	2000	84.0%	$225 - $230	$190 - $195
Sheraton Hotel Suites on the Hudson	343	1991	85.0%	$195 - $200	$165 - $170
W Hoboken	225	2009	82.0%	$275 - $280	$220 - $225

(1)	Source: Appraisal

■	The Borrower. The borrower is JC Grandview Hotel, L.L.C., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the DoubleTree Jersey City Loan. The non-recourse carve-out guarantor is Hartz Financial Corp.

■	Escrows. On the origination date, the borrower was not required to fund any escrow reserves. On each due date, the borrower is required to fund FF&E reserves in the amount of 4% of the gross income from operations for two months prior to when the deposit is to be made. On each due date, the borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period; provided, however, that reserve deposits for taxes and insurance premiums are not required as long as no Cash Sweep Event (as defined below) has occurred and is continuing under the DoubleTree Jersey City Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The DoubleTree Jersey City Loan requires a hard lockbox and springing cash management, which will be established upon written notification from the lender to the lockbox bank. Prior to a Cash Sweep Event (as defined below), all amounts in the lockbox account are required to be transferred to a manager operating account to be applied to pay property management fees, operating expenses and amounts the manager is required to pay pursuant to the management agreement, and any excess amounts are returned to the borrower. Upon the occurrence of a Cash Sweep Event (as defined below), the related loan documents require the borrower to set up a cash management account for the sole and exclusive benefit of the lender into which, any excess amounts (after the payment of management fees and operating expenses (to the extent DoubleTree is the property manager) are required to be deposited on a monthly basis. During a Cash Sweep Event, funds on deposit in the cash management account are required to be applied by the lender in the following order of priority: (i) real estate taxes; (ii) insurance; (iii) fees and expenses in accordance with the cash management agreement; (iv) monthly debt service payment; (v) monthly replacement reserves; (vi) funds sufficient to pay any interest accruing at the default rate with respect to any event of default under the DoubleTree Jersey City Loan that has occurred; (vii) funds sufficient to be applied to the operating expenses set forth in the annual operating budget; (viii) funds sufficient to pay for extraordinary or other operating expenses; and (ix) all excess cash flow will be applied to the excess cash flow account if a Cash Sweep Event is in effect or if the Cash Sweep Event is cured, to a borrower-controlled account.

A “Cash Sweep Event” means (i) an event of default under the DoubleTree Jersey City Loan; (ii) the occurrence of a bankruptcy action with respect to the borrower, guarantor or any affiliated manager that has not been discharged or dismissed within 60 days; or (iii) a DSCR Trigger Event.

A “DSCR Trigger Event” means as of the date of determination, a debt service coverage ratio based on the trailing 12-month period that is less than 1.10x.

■	Property Management. The DoubleTree Jersey City Property is currently managed by Doubletree Management, LLC (“DoubleTree”), pursuant to a management agreement that will expire in December 2018, with one, five-year renewal option. The DoubleTree Jersey City Loan documents state that the borrower may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (a) the property manager becomes insolvent or a debtor in any bankruptcy action or (b) the property manager is in default beyond any applicable notice and cure period under the management agreement that permits the borrower to terminate the management agreement pursuant to the terms thereof.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the DoubleTree Jersey City Property, plus 18 months of business interruption coverage as calculated under the related loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the DoubleTree Jersey City Property (on an actual loss sustained basis) for a period continuing until the restoration of the DoubleTree Jersey City Property is completed and containing an extended period endorsement which provides for up to 12 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $100,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

illinois center

Navy Pier
illinois center
CHICAGO RIVER

illinois center

Slack
+ company

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

98

ILLINOIS CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

111 East Wacker Drive

Floor	Spaces
32	Vacant Storage 1,890 SF
31	Bankers Life and Casualty 2,768 SF Exp. 8/23; Berglund Construction Company 105 SF Exp. 6/23; Fieldwork, Inc. 123 SF Exp. 1/26; Fujikawa Johnson Gobel 50 SF Exp. 12/17; Law Offices of Kameli 547 SF Exp. 12/16; Leadership Greater Chicago 50 SF Exp. 5/20; MediaTec Publishing, Inc. 687 SF Exp. 7/18; One Hope United 110 SF Exp. 9/15; State Boards of Nursing 1,000 SF Exp. 4/22; Stax, Inc. 100 SF Exp. 1/16; Taft Stettinius & Hollister 920 SF Exp. 5/25; Vacant (Storage) 6,789 SF
30	Discovery Communications 22,323 SF Exp. 12/17; Fujikawa Johnson Gobel Architects, Inc. 6,764 SF Exp. 12/17; New York Times Sales 5,134 SF Exp. 12/16
29	State Boards of Nursing 34,174 SF Exp. 4/22
28	Taft Stettinus & Hollister 34,189 SF Exp. 5/25
27	Taft Stettinus & Hollister 34,189 SF Exp. 5/25
26	Collins P. Whitfield & Assoc. 9,972 SF Exp. 5/26; RichRelevance, Inc. 2,519 SF Exp. 6/16; Innovative Systems Group, Inc. 2,063 SF Exp. 9/17; F & J Solutions, Inc. 1,655 SF Exp. 10/18; Lin Digital, LLC 3,242 SF Exp. 4/18; Siebert, Branford, Shank & Co. 2,828 SF Exp. 2/20; Dignitas Advisors, LLC 1,656 SF Exp. 10/17; Mason Avenue Investments, LLC 4,109 SF Exp. 5/16; Fitness Center 2,394 SF; Cohen Rosenson & Zuckerman 3,751 SF Exp. 10/16
25	Vacant (Office) 34,103 SF
24	Urban Retail Properties LLC 18,968 SF Exp. 8/20; Berglund Construction Company 7,296 SF Exp. 6/23; AvePoint Inc. 6,900 SF Exp. 7/17
23	Silliker, Inc. 33,164 SF Exp. 3/21
22	A&E Television Networks 9,306 SF Exp. 4/26; Korea Trade Center 5,779 SF Exp. 12/16; Vacant (Office) 18,127 SF
21	Bankers Life Casualty 33,681 SF Exp. 8/23
20	Bankers Life Casualty 33,681 SF Exp. 8/23
19	Bankers Life Casualty 33,681 SF Exp. 8/23
18	Bankers Life Casualty 33,681 SF Exp. 8/23
17	Service Employees Intern 28,885 SF Exp. 3/30; Vacant (Office) 4,796 SF
16	Zenith Media Services, Inc. 33,681 SF Exp. 7/19
15	Zenith Media Services, Inc. 33,087 SF Exp. 7/19
14	Live Nation Chicago, Inc. 19,124 SF Exp. 8/25; Reader's Digest Sales 4,108 SF Exp. 7/19; System Parking, Inc. 9,855 SF Exp. 4/17
13	Borovsky & Ehrlich, LLC. 10,779 SF Exp. 2/20; Stax Inc. 5,642 SF Exp. 1/16; Vacant (Office) 16,714 SF
12	MediaTec Publishing Inc. 8,057 SF Exp. 7/18; Leadership Greater Chicago 2,681 SF Exp. 5/20; The Government of Israel 1,954 SF Exp. 3/18; Hay Group Holdings, Inc. 10,599 SF Exp. 5/18; Adconion Direct, Inc. 4,967 SF Exp. 12/19; Vacant (Office) 4,647 SF
11	Vacant 32,902 SF
10	Vacant 32,902 SF
9	Mathematica Policy Research 18,883 SF Exp. 9/19; Quantum Crossings, LLC 6,377 SF Exp. 5/22; SMB Bradley Management, LLC 7,808 SF Exp. 5/23
8	Combined Insurance Company 33,068 SF Exp. 7/21
7	Combined Insurance Company 33,068 SF Exp. 7/21
6	Combined Insurance Company 33,068 SF Exp. 7/21
5	Teamwerks, Inc. 1,220 SF Exp. 9/15; NCS Pearson, Inc. 3,801 SF Exp. 6/18; Apex Consulting Engineers 4,105 SF Exp. 9/20; Law Offices of Kameli 7,941 SF Exp. 12/16; CIBT, Inc. 2,597 SF MTM; Vacant (Office) 13,405 SF
4	Abundant Venture Capital 14,826 SF Exp. 4/21; Vacant (Office) 18,242 SF
3	Abundant Venture Capital 14,82616,631 SF Exp. 4/21; Conference Center 3,914 SF; One Hope United 9,105 SF Exp. 9/15; Vacant (Office) 3,419 SF
2	Fieldwork, Inc. 16,041 SF Exp. 1/26; Vacant (Office) 17,027 SF
L	Lobby
Concourse	Adak of Illinois, LLC 10,000 SF Exp. 12/17; General Nutrition Corporation 1,275 SF Exp. 1/23; Vacant (Retail) 5,350 SF; One Illinois Center Dental 2,042 SF Exp. 7/16; Japan Food Express Co. 680 SF Exp. 8/21; FedEx Office & Print Services, Inc. 2,713 SF Exp. 6/18; Vacant 546 SF; Potbelly Sandwich Works, LLC 2,339 SF Exp. 10/16; Illinois Center Sopraffina 3,663 SF Exp. 4/17
Concourse	Bankers Life and Casualty 1,760 SF Exp. 1/17; Corporate America FCU 1,099 SF Exp. 12/20; System Parking, Inc. 647 SF Exp. 10/15; Hee Ju Chung 456 SF Exp. 5/19; Sun H. Ji 282 SF MTM; Golden Rose, Inc. 474 SF MTM; Romaine Empire, Inc. 17 SF Exp. 5/18; Soon Sill Ro 536 SF Exp. 1/18; Security 592 SF; Vacant (Storage) 155 SF

VACANT OCCUPIED

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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233 North Michigan Avenue

Floor	Tenants
32	Vacant Storage 18,990 SF
31	Clear Channel Broadcasting 902 SF Exp. 7/24; Loebl Schlossman & Hackl, Inc. 218 SF Exp. 2/20; Slack & Company, LLC 300 SF MTM; Vacant Storage 15,995 SF; Young & Rubicam, Inc. 1,595 SF Exp. 11/18
30	Loebl Schlossman & Hackl, Inc. 12,637 SF Exp. 2/20; Slack & Company, LLC 21,871 SF Exp. 5/27
29	Burrell Communication Group 34,508 SF Exp. 12/23
28	Clear Channel Broadcasting 34,508 SF Exp. 7/24
27	Clear Channel Broadcasting 34,508 SF Exp. 7/24
26	Vacant (Office) 11,017 SF; Zones 23,491 SF Exp. 12/23
25	Vacant (Office) 34,499 SF
24	San Jose Group 11,594 SF Exp. 10/16; Tyree & D'Angelo 1,842 SF Exp. 9/18; Larry Gordon Agency, Inc. 5,591 SF Exp. 2/23; Screenvision Direct, Inc. 3,214 SF Exp. 11/16; Vacant (Office) 11,265 SF
23	Encore Event Technologies 2,786 SF Exp. 3/17; RADA Architects, Ltd. 3,233 SF Exp. 6/21; American College of Psychi. 2,100 SF Exp. 2/26; CBRE, Inc. 4,396 SF Exp. 9/19; Associated Luxury Hotels Int. 4,271 SF Exp. 4/16; Dial Communications Global 1,532 SF Exp. 6/17; Tower Media Advertising 4,126 SF Exp. 11/16; Conference Center 1,307 SF; Fitness Center 3,868 SF; Vacant (Office) 5,578 SF
22	Vacant 34,993 SF
21	American Health Information 34,110 SF Exp. 10/24
20	World Book, Inc. 34,088 SF Exp. 1/16
19	Prime Administration, LLC 4,785 SF Exp. 1/22; Interactive Media Holdings 7,196 SF Exp. 11/17; Northwest Comprehensive, Inc. 1,358 SF Exp. 7/17; Arrow Strategies, LLC 3,520 SF Exp. 9/18; Vacant (Office) 17,896 SF
18	American City Business Journal 3,328 SF Exp. 12/18; New Media News, LLC 7,251 SF Exp. 11/18; American Health Information 670 SF Exp. 10/24; DCI Marketing, Inc. 8,228 SF Exp. 10/20; Vacant (Office) 14,395 SF
17	BrightEdge Technologies, Inc. 6,515 SF Exp. 1/18; Sowlat Engineers, P.C. 2,506 SF Exp. 2/24; Finncialforce.com 4,782 SF Exp. 8/18; Music and Dance Theater 6,572 SF Exp. 1/16; New Media News, LLC 108 SF MTM; Teamwork Management, Inc. 1,258 SF Exp. 3/16; Office of Experience, LLC 3,758 SF Exp. 7/20; Vacant (Office) 8,703 SF
16	Young & Rubicam Inc. 34,088 SF Exp. 11/18
15	Young & Rubicam Inc. 33,609 SF Exp. 11/18
14	Vacant (Office) 33,609 SF
13	GSA - Dept. of Health & Human 33,609 SF Exp. 11/20
12	Vacant (Office) 33,617 SF
11	AOL 19,457 SF Exp. 11/17; Vacant (Office) 14,057 SF
10	Vacant (Office) 34,514 SF
9	Vacant (Office) 34,514 SF
8	ADS Alliance Data System 7,277 SF Exp. 5/17; Dooh Mall Media LLC 7,267 SF Exp. 4/16; Vacant (Office) 18,970 SF
7	GSA - Dept. of Health & Human 28,148 SF Exp. 11/20; Vacant 5,274 SF
6	GSA - Dept. of Health & Human 33,422 SF Exp. 11/20
5	GSA - Dept. of Health & Human 33,422 SF Exp. 11/20
4	GSA - Dept. of Health & Human 21,906 SF Exp. 11/20; Vacant (Office) 11,578 SF
3	Katz Communications, Inc. 33,422 SF Exp. 7/24
2	GSA - Dept. of Health & Human 33,505 SF Exp. 11/20
L	Lobby
Concourse	Vacant (Retail) 10,923 SF; Citibank 5,540 SF Exp. 7/23; McDonald's Corporation 3,718 SF Exp. 12/25; Anna George Ltd. 3,642 SF Exp. 12/15; Clear Channel Broadcasting 3,435 SF Exp. 7/24
Concourse	Security 2,916 SF; COSI, Inc. 2,620 SF Exp. 11/22; Hannah's Bretzel 2,292 SF Exp. 4/17; Halsted Street Deli, LLC 2,166 SF Exp. 7/18; Energized Foods 2,154 SF Exp. 4/25; BB9, LLC 1,709 SF Exp. 1/16; T Distribution, Inc. 1,685 SF Exp. 4/17; Union Foods, Inc. 1,503 SF Exp. 5/16; Froyo Chicago Corporation 1,105 SF Exp. 6/21
Concourse	Subway Real Estate 1,077 SF Exp. 4/19; Non Rentable Space 1,008 SF; Vacant (Storage) 875 SF; Miltema, Inc. 656 SF Exp. 5/16; Tobmar International, Inc 655 SF Exp. 5/21; Parkway Realty Services 600 SF MTM; Hey Sushi Express & Catering 472 SF MTM; Mail Center 218 SF; Larry Gordon Agency, Inc. 164 SF Exp. 2/23; BB9, LLC 150 SF Exp. 1/16; Anna George Ltd. 126 SF MTM; Arthur and Kathleen Alekno 100 SF Exp. 5/16

VACANT | OCCUPIED

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
MAP © 2015 CARTIFACT · DATA © OSM
111 East Wacker Drive
111 East Upper Wacker Drive
Chicago, IL 60601
233 North Michigan Avenue
233 North Michigan Avenue
Chicago, IL 60601
Illinois Center
Two Illinois Center
STREETERVILLE
RIVER NORTH DISTRICT
CHICAGO LOOP
LAKESHORE EAST
Chicago
Lake Michigan
Grant Park
Millennium Park
Cloud Gate Sculpture
The Art Institute Of Chicago
Buckingham Fountain
Hyatt Regency Hotel
Michigan Plaza
Prudential Plaza
Aon Center
Chicago Cultural Center
W WACKER DR
E WACKER DR
LOWER WACKER DR
W LAKE ST
W RANDOLPH ST
W WASHINGTON ST
W MADISON ST
W MONROE ST
W ADAMS ST
W JACKSON BLVD
VAN BUREN ST
E CONGRESS PKWY
N MICHIGAN AVE
S MICHIGAN AVE
N STATE ST
E GRAND AVE
E ILLINOIS ST
E HUBBARD ST
E KINZIE ST
E ONTARIO ST
E OHIO ST
E WATER ST
COLUMBUS DR
Evanston
Oak Park
Cicero
Naperville
Joliet
Gary
Schaumburg
Elgin
Aurora
IL
IN

Illinois Center Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance(3)		$60,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$124.29
Size (SF)	2,091,889	Percentage of Initial Pool Balance		5.4%
Total Occupancy as of 6/29/2015	72.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/29/2015	72.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / 2011-2014	Mortgage Rate		4.4950%
Appraised Value	$390,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	60
Underwritten Revenues	$53,299,974
Underwritten Expenses	$29,752,726		Escrows
Underwritten Net Operating Income (NOI)	$23,547,248		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,333,686	Taxes	$1,922,899	$961,450
Cut-off Date LTV Ratio(1)	66.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	50.6%	Replacement Reserve	$0	$34,865
DSCR Based on Underwritten NOI / NCF(1)	1.49x / 1.35x	TI/LC(4)	$12,500,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.1% / 8.2%	Other(5)	$18,182,623	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$260,000,000	62.7%	Purchase Price	$376,000,000	90.6%
Principal’s Equity Contribution	139,713,237	33.7	Reserves	32,605,522	7.9
Other Sources	15,081,343	3.6	Closing Costs	6,189,058	1.5

Total Sources	$414,794,580	100.0%	Total Uses	$414,794,580	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Illinois Center Loan Combination.
(2)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $470,000,000 as of July 1, 2017. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 61.0%. See “—Appraisal” below.
(3)	The Illinois Center Loan, with an outstanding principal balance as of the Cut-off Date of $60,000,000, is evidenced by the non-controlling note A-3, and is part of the $260,000,000 Illinois Center Loan Combination, which is evidenced by three pari passu notes. The companion loans are evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $100,000,000, which was contributed to the Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates Series 2015-GC33 (“CGCMT 2015-GC33”) securitization transaction and (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $100,000,000, which was contributed to the GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (“GSMS 2015-GC34”) securitization transaction. See “—The Mortgage Loan” below.
(4)	Subject to reduction and cap upon certain conditions. See “—Escrows” below.
(5)	Other upfront reserves represent rent concessions of $9,522,058, unfunded obligations of $7,841,315 and deferred maintenance of $819,250 for façade repairs. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Illinois Center Loan”) is part of a loan combination (the “Illinois Center Loan Combination”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee simple interest in two adjacent office buildings with ground floor retail in Chicago, Illinois (the “Illinois Center Property”). The Illinois Center Loan, which is evidenced by note A-3 and represents a non-controlling interest in the Illinois Center Loan Combination, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 5.4% of the Initial Pool Balance. The related companion loans (the “Illinois Center Companion Loans”), which are evidenced by note A-1 representing the controlling interest in the Illinois Center Loan Combination, and note A-2 representing the non-controlling interest in the Illinois Center Loan Combination, have an aggregate outstanding principal balance as of the Cut-off Date of $200,000,000. The $100,000,000 note A-1 was securitized in the CGCMT 2015-GC33 securitization transaction and the $100,000,000 note A-2 was securitized in the GSMS 2015-GC34 securitization transaction. The Illinois Center Loan Combination was originated by Citigroup Global Markets Realty Corp. on August 4, 2015, has an outstanding principal balance as of the Cut-off Date of $260,000,000 and accrues interest at an interest rate of 4.4950% per annum. The proceeds of the Illinois Center Loan Combination were used to acquire the Illinois Center Property, pay origination costs and fund reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Illinois Center Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 116 months. The Illinois Center Loan requires interest only payments on each due date through and including the due date occurring in August 2020 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Illinois Center Loan is the due date in August 2025. Voluntary prepayment of the Illinois Center Loan without payment of any prepayment premium is permitted on or after the due date in April 2025. Provided no event of default under the Illinois Center Loan documents has occurred and is continuing, at any time prior to the maturity date and after the second anniversary of the securitization Closing Date, the Illinois Center Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Illinois Center Loan documents.

■	The Mortgaged Property. The Illinois Center Property consists of two adjoining Class A office towers that comprise part of the Illinois Center complex: 111 East Wacker Drive, consisting of 1,018,462 SF and constructed in 1969, and 233 North Michigan Avenue, consisting of 1,073,427 SF and constructed in 1972. Both buildings underwent renovations between 2011 and 2014. The buildings are connected by a main concourse area at the second level, along with a lower-level pedestrian concourse and four levels of subterranean parking which contains 872 parking spaces for a parking ratio of 0.41. The typical floor plate is approximately 34,000 SF. Total Occupancy and Owned Occupancy at the Illinois Center Property were 79.3% for 111 East Wacker Drive and 65.7% for 233 North Michigan Avenue as of June 29, 2015.

The following table presents certain information relating to the major tenants at the Illinois Center Property:

Tenant Name	Tenant Description	Renewal/Extension Options
General Services Administration

General Services Administration leases the space on behalf of the U.S. Department of Health and Human Services (“HHS”). HHS provides for effective health and human services and fosters advances in medicine, public health, and social services. The Region 5 division serves state and local organizations in Illinois, Indiana, Michigan, Minnesota, Ohio, and Wisconsin. According to the 2014 Summary of Performance and Financial Information, HHS reported total assets of $482.3 billion and a net position of $358.2 billion.

NA

Bankers Life and Casualty	Founded in 1879, Bankers Life and Casualty (“Bankers Life”) provides life and health insurance products for Americans who are near or in retirement. With over 300 offices nationwide, Bankers Life serves over 1.4 million customers. Bankers Life is a part of CNO Financial Group which reported financials for Calendar Year End (“CYE”) 2014 with total assets of $31.2 billion and a net income of $51.4 million, which can be compared to financials for CYE 2013 with total assets of $34.8 billion and a net income of $478 million.	2, 5-year options

Combined Insurance Company

Combined Insurance Company specializes in supplemental insurance and offers products in North America, Europe, and Asia. The company was founded in 1922 and sold to current owner ACE Limited (NYSE: ACE) in 2008. ACE Limited is the parent company of ACE Group, a multiline property and casualty insurer with operations in 54 countries. ACE Limited reported financials for CYE 2014 with total assets of $98.2 billion and a net income of $2.9 billion, which can be compared to CYE 2013 with total assets of $94.5 billion and a net income of $3.8 billion.

2, 5-year options

Clear Channel Broadcasting	IHeartMedia, Inc. (OTCBB: IHRT), formerly known as Clear Channel Broadcasting, owns and operates 858 broadcast radio stations and the industry-leading iHeartRadio digital service, serving more than 245 million monthly listeners.	1, 5-year option

Young & Rubicam, Inc.	Young & Rubicam, Inc. (“Y&R”) is a marketing and communications company specializing in advertising, digital and social media, sales promotion, direct marketing and brand identity consulting.	1, 5-year option

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Illinois Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
General Services Administration	NR / Aaa / NR	184,042	8.8%	$5,109,580	16.6%	$27.76	11/30/2020	NA
Bankers Life and Casualty(2)	BB+ / Ba1 / BB+	139,252	6.7	2,710,612	8.8	19.47	8/31/2023	2, 5-year options
Combined Insurance Company(3)	NR / NR / NR	99,204	4.7	1,717,364	5.6	17.31	7/14/2021	2, 5-year options
Clear Channel Broadcasting	NR / NR / NR	73,353	3.5	1,441,860	4.7	19.66	7/31/2024	1, 5-year option
Young & Rubicam, Inc.	BBB+ / NR / BBB	69,292	3.3	1,323,477	4.3	19.10	11/30/2018	1, 5-year option
Zenith Media Services, Inc.(4)	NR / Baa2 / BBB+	66,768	3.2	1,300,036	4.2	19.47	7/31/2019	1, 5-year option
Taft Stettinius & Hollister	NR / NR / NR	69,298	3.3	1,175,690	3.8	16.97	5/31/2025	1, 5-year option
American Health Information	NR / NR / NR	34,780	1.7	702,904	2.3	20.21	10/31/2024	1, 5-year option
Burrell Communications Group(5)	NR / NR / NR	34,508	1.6	690,160	2.2	20.00	12/31/2023	NA
State Boards of Nursing	NR / NR / NR	35,174	1.7	666,036	2.2	18.94	4/30/2022	1, 5-year option
Ten Largest Tenants		805,671	38.5%	$16,837,718	54.7%	$20.90
Remaining Tenants		707,060	33.8	13,949,676	45.3	19.73
Vacant		579,158	27.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		2,091,889	100.0%	$30,787,394	100.0%	$20.35

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Bankers Life and Casualty has the right to reduce its premises by 16,500 SF to a total of 17,500 SF on August 31, 2019.
(3)	Combined Insurance Company has a contraction right to reduce its premises by 20,000 SF on July 14, 2017 with between 14 to 18 months’ notice and payment of a contraction fee. The tenant also has an option to terminate its lease on July 14, 2018 with at least 12 months’ notice and payment of a termination fee.
(4)	Zenith Media Services, Inc. has an option to terminate its lease on January 31, 2017 with 12 months’ notice.
(5)	Burrell Communications Group has an option to terminate its lease on December 31, 2021 with 12 months’ notice.

The following table presents the lease rollover schedule at the Illinois Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	32,020	1.5%	1.5%	$392,356	1.3%	$12.25	19
2015	5,083	0.2	1.8%	127,470	0.4	25.08	2
2016	118,800	5.7	7.5%	2,345,795	7.6	19.75	23
2017	108,617	5.2	12.6%	2,312,555	7.5	21.29	19
2018	129,786	6.2	18.8%	2,620,885	8.5	20.19	19
2019	100,655	4.8	23.7%	1,918,218	6.2	19.06	7
2020	249,393	11.9	35.6%	6,232,832	20.2	24.99	10
2021	169,498	8.1	43.7%	3,073,096	10.0	18.13	7
2022	48,956	2.3	46.0%	1,044,309	3.4	21.33	4
2023	223,270	10.7	56.7%	4,626,316	15.0	20.72	8
2024	144,061	6.9	63.6%	2,761,571	9.0	19.17	4
2025	94,294	4.5	68.1%	1,783,062	5.8	18.91	4
2026 & Thereafter	88,298	4.2	72.3%	1,548,929	5.0	17.54	6
Vacant	579,158	27.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,091,889	100.0%		$30,787,394	100.0%	$20.35	132

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Approximately 16,599 SF of the month-to-month space represents non-rentable space at the Illinois Center Property. Such space is currently utilized as a conference center, fitness center and security and management office and does not contribute any rental income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Illinois Center Property:

Historical Leased %(1)

	2010(2)	2011(2)	2012(2)	2013(2)	2014(2)	As of 6/29/2015
Owned Space	84.0%	90.9%	82.9%	74.9%	73.6%	72.3%

(1)	As provided by the borrowers and which reflects average occupancy for the specified year unless otherwise indicated.
(2)	The Illinois Center Property was remeasured in 2013/2014 resulting in increased total rentable square footage. Historical occupancy figures are based on total square footage of 2,026,835 for all years prior to 2015.

The following table presents certain information relating to the historical average annual rent per SF at the Illinois Center Property:

Historical Average Base Rent per SF(1)

	2013	2014	TTM 6/30/2015
Base Rent per SF (Triple Net Basis)	$17.06	$17.38	$15.11

(1)	Base Rent per SF calculation is based on borrower-provided rental figures and total square footage of 2,026,835 for years 2013 and 2014. The Illinois Center Property was acquired by the borrowers in 2015, and operating statements for years prior to 2013 were not provided.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Illinois Center Property:

Cash Flow Analysis(1)

	2013	2014	TTM 6/30/2015(2)(3)	Underwritten(2)	Underwritten $ per SF
Base Rent	$25,897,606	$23,366,087	$22,853,746	$29,093,671	$13.91
Contractual Rent Steps(4)	0	0	0	1,693,723	0.81
Gross Up Vacancy	0	0	0	18,079,522	8.64
Total Rent	$25,897,606	$23,366,087	$22,853,746	$48,866,916	$23.36
Total Reimbursables	16,224,217	14,398,844	15,954,033	16,694,403	7.98
Parking Income	4,572,178	4,840,830	4,925,213	4,925,213	2.35
Other Income(5)	860,193	846,936	892,964	892,964	0.43
Vacancy & Credit Loss	(70,052)	(256,544)	(683,173)	(18,079,522)	(8.64)
Effective Gross Income	$47,484,142	$43,196,152	$43,942,782	$53,299,974	$25.48

Real Estate Taxes	$12,058,223	$10,971,204	$10,893,219	$11,309,640	$5.41
Insurance	392,576	340,584	283,298	523,401	0.25
Management Fee	1,290,956	1,174,443	1,148,016	1,000,000	0.48
Other Operating Expenses	14,699,244	16,364,606	16,765,036	16,919,685	8.09
Total Operating Expenses	$28,440,999	$28,850,838	$29,089,569	$29,752,726	$14.22

Net Operating Income	$19,043,143	$14,345,314	$14,853,213	$23,547,248	$11.26
TI/LC	0	0	0	1,795,184	0.86
Replacement Reserves	0	0	0	418,378	0.20
Net Cash Flow	$19,043,143	$14,345,314	$14,853,213	$21,333,686	$10.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The increase between TTM 6/30/2015 and Underwritten Effective Gross Income is primarily due to an increase in Base Rent and Total Reimbursements from new leases signed during the first half of 2015, rent credits or abatements provided to tenants under the leases, and Contractual Rent Steps. The 2013, 2014, and TTM 6/30/2015 Effective Gross Income is based on actual collections during the time period. Underwritten Effective Gross Income is based on the actual leases in-place and does not take into account any rent credits or abatements provided to tenants under the leases. On origination date of the Illinois Center Loan, the borrowers funded a reserve of $9,522,058 for all future rent credits or abatements provided to tenants under the leases.
(3)	The Net Operating Income for the period beginning on January 1, 2015 and ending on June 30, 2015 was $9,694,657.
(4)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases on August 1, 2016 for 111 East Wacker and on December 1, 2016 for 233 North Michigan Avenue.
(5)	Other income includes other services income, design directory income, miscellaneous license agreements, and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisal. According to the appraisal, the Illinois Center Property had an “as-is” appraised value of $390,000,000 as of June 24, 2015 and an “as stabilized” appraised value of $470,000,000 as of July 1, 2017 based on an assumed stabilized occupancy rate of 89.0%.

■	Environmental Matters. Based on the Phase I environmental report dated August 4, 2015, there were no recommendations for further action for the Illinois Center Property other than the continuation of an operations and maintenance plan for asbestos specifically for the 111 East Wacker property, which was in place at origination of the Illinois Center Loan.

■	Market Overview and Competition. The Illinois Center Property is located between North Michigan and Stetson Avenues on East Wacker in Chicago’s Central Business District. Land uses in the immediate area west of Michigan Avenue primarily consist of a mixture of mid- to high-rise commercial office and retail properties, hotels, and government facilities. Millennium and Grant Parks, as well as the Art Institute of Chicago are located to the east of the Illinois Center Property on Michigan Avenue. The Chicago Transit Authority elevated tracks are situated just one block west of the Illinois Center Property at Randolph Street and Wabash Avenue. The Illinois Center Property is also three blocks north of Congress Parkway, which becomes Interstate 290, and one mile east of Interstate 90/94. According to the appraisal, the 2015 population within the 0.25-, 0.5-, and 1.0-mile radii are 5,041, 29,355, and 73,280, respectively. The 2015 estimated average household income within the 0.25-, 0.5-, and 1.0-mile radii are $121,665, $123,924 and $124,390, respectively.

The Illinois Center Property is part of the East Loop submarket which is generally bounded by the Chicago River along the north and west, Lake Michigan on the east and Congress Parkway on the south. Per the appraiser, the East Loop submarket is comprised of 22 million SF with a current vacancy of 15.8% and average gross asking rent of $33.57 per SF as of the first quarter of 2015. There is no new office construction specific to the East Loop underway or proposed.

The appraiser has identified five office lease comparables which have occupancy rates between 61% to 99% and quoted base rents of $16.00 to $26.00 per SF. The appraiser concluded a base rental rate of between $17.00 to $19.00 per SF for the office space, $55.00 and $80.00 per SF for the retail space at the 111 East Wacker property and the 233 North Michigan Avenue property, respectively, and $15.00 per SF for storage space. The appraiser also concluded a stabilized vacancy rate of 11% for the Illinois Center Property.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Illinois Center Property:

Office Lease Comparables(1)

	Illinois Center Property	One & Two Prudential Plaza	Aon Center	Borg Warner Building	Three Illinois Center	200 North LaSalle
Address	111 East Wacker Drive & 233 North Michigan Avenue	130 East Randolph Street & 180 North Stetson Avenue	200 E. Randolph Street	200 South Michigan Avenue	303 E. Wacker Drive	200 North LaSalle Street
Year Built / Renovated	1969, 1972 / 2011-2014	1955 / NAP	1972 / NAP	1957 / NAP	1979 / NAP	1984 / NAP
Total GLA	2,091,889	2,194,385	2,577,318	358,802	859,187	645,170
Occupancy %	72%	65%	83%	88%	61%	99%
Quoted Base Rent	-	$18.00 - $26.00	$18.00 - $22.00	$16.00 - $18.00	$17.00 - 22.00	$18.00 - $20.00
Expense Basis		Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrowers. The borrowers are IC 233 Building Company LLC and IC 111 Building Company LLC, two single-purpose, single-asset Delaware limited liability companies. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Illinois Center Loan Combination. The guarantor of the non-recourse carveouts is Michael Karfunkel.

Michael Karfunkel founded AmTrust Realty Corp. in 1993. AmTrust Realty Corp. owns eight million SF of commercial real estate including 59 Maiden Lane and 250 Broadway in downtown Manhattan, 303 South Broadway in Tarrytown, NY, AXA Towers in Syracuse, NY, 135 South LaSalle, 33 West Monroe, and 1 East Wacker Drive in Chicago, and Fifth Third Center in Toledo, OH.

■	Escrows. On the origination date of the Illinois Center Loan, the borrowers funded a reserve of (i) $1,922,899 for real estate taxes, (ii) $12,500,000 for tenant improvements and leasing commissions, (iii) $9,522,058 representing the amount of future rent credits or abatements under leases at the Illinois Center Property in place as of the origination date, (iv) $7,841,315 for unfunded tenant improvement and leasing commission obligations under leases at the Illinois Center Property in place as of the origination date, and (v) $819,250 for deferred maintenance.

On each due date, the borrowers are required to pay to the lender (i) one-twelfth of the taxes that the lender estimates will be payable over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrowers does not constitute an approved blanket or umbrella insurance policy under the Illinois Center Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve (the “Leasing Reserve”) subject to suspension and/or reduction as set forth below, and (iv) a replacement reserve in the amount of $34,865.

The borrowers are not required to make a monthly Leasing Reserve payment unless the Leasing Reserve account falls below a minimum balance (initially, $7,500,000), after which the borrowers must pay the Leasing Reserve monthly payment until the Leasing Reserve equals or exceeds the Leasing Reserve cap (initially, $15,000,000). If the Illinois Center Property achieves a debt yield of 10% (as determined by the lender in its reasonable discretion) for two consecutive calendar quarters, the Leasing Reserve cap will be reduced to $6,000,000 and the minimum balance will be reduced to $2,500,000. If for two consecutive calendar quarters (i) the Illinois Center Property achieves a debt yield of 13% (as determined by the lender in its reasonable discretion) and (ii) the physical occupancy rate for the Illinois Center Property equals or exceeds 95%, the Leasing Reserve cap will be reduced to $2,500,000, the minimum balance will be reduced to $0, and the Leasing Reserve monthly deposit amount will be reduced to $87,162.

■	Lockbox and Cash Management. The Illinois Center Loan documents require a hard lockbox with springing cash management. The Illinois Center Loan documents require the borrowers to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrowers with respect to the Illinois Center Property be promptly deposited into such lockbox account following receipt. So long as an Illinois Center Trigger Period is not in effect, all funds in the lockbox account are required to be swept and remitted on each business day to the borrowers’ operating account. During the continuance of an Illinois Center Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and if no event of default under the Illinois Center Loan documents is continuing, applied to pay debt service and operating expenses of the Illinois Center Property and to fund required reserves in accordance with the Illinois Center Loan documents. After the foregoing disbursements are made and so long as an Illinois Center Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the Illinois Center Loan Combination. During the continuance of an event of default under the Illinois Center Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Illinois Center Loan Combination and/or toward the payment of expenses of the Illinois Center Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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An “Illinois Center Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the Illinois Center Loan documents and continuing until the same is cured, or (ii) commencing on the date that the trailing 12-month debt service coverage ratio is less than 1.15x and continuing until the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

■	Property Management. The Illinois Center Property is currently managed by AmTrust Realty Corp., an affiliate of the borrowers. Under the Illinois Center Loan documents, the Illinois Center Property may not be managed by any party other than AmTrust Realty Corp.; provided, however, that so long as no event of default under the Illinois Center Loan documents exists, the borrowers can replace AmTrust Realty Corp. with a property manager upon notice to the lender, provided that (i) the replacement would not cause a termination right, right of first refusal, first offer or any other similar right or cause any termination fees to be due or cause a material adverse effect to occur under any reciprocal easement agreement or certain other documents affecting the Illinois Center Property, (ii) the replacement property manager meets certain criteria and is reasonably approved by the lender in writing, or is otherwise approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation) and (iii) if such property manager is an affiliate of the borrowers, a new non-consolidation opinion is provided from the borrowers’ counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrowers terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an Illinois Center Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

Parking at the Illinois Center Property is managed by System Parking, Inc., and the borrowers have the right to replace the parking manager upon notice to the lender provided that (i) no event of default has occurred and is continuing under the Illinois Center Loan documents, (ii) the borrowers deliver an officer’s certificate certifying that the replacement would not cause a termination right, right of first refusal, first offer or any other similar right or cause any termination fees to be due or cause a material adverse effect to occur under any reciprocal easement agreement or certain other Illinois Center Loan documents, and (iii) the replacement parking manager is one of certain specified parking managers and the replacement parking management agreement meets certain terms.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy with a deductible that is no higher than $25,000 that provides coverage for terrorism in an amount equal to the full replacement cost of the Illinois Center Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 6 months following restoration). See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

109

750 LEXINGTON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

110

750 LEXINGTON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

111

750 LEXINGTON AVENUE

CARTIFACT
750 Lexington Avenue
750 Lexington Avenue
New York, NY 10022
Central Park
Bloomingdale's
Plaza Hotel
General Motors Bldg
Apple
625 Madison
One Beacon Court
Bloomberg HQ
D & D Bldg
Solow Building
745 Fifth
600 Madison
Four Seasons
W 57TH STREET
E 57TH STREET
590 Madison
575 Madison
Trump Tower
Crown Building
Lombardy Hotel
252 E 57th
High School Of Art And Design
5TH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
717 Fifth
Sony Building
Coca-Cola Building
555 Madison
919 Third
Post Office
900 Third
680 Fifth
520 Madison
Lever House
399 Park
Citigroup Center
880 Third
Lipstick Bldg
666 Fifth
Park Ave Plaza
Seagram Bldg
866 Third
875 Third
Olympic Tower
488 Madison
477 Madison
350 Park
345 Park
Grolier Building
International Building
Saint Patrick's Cathedral
New York Palace
Mutual Of America Life Insurance Co.
General Electric Building
Doubletree Metropolitan
Saks Fifth Avenue
Swiss Bank Towers
I.T.T. American Building
Colgate Palmolive Bldg
Waldorf Astoria Hotel
W Hotel
1 Rock. Plaza
280 Park
Bankers Trust Building
299 Park
Inter-Continental Hotel
277 Park
New York
MANHATTAN
UPPER EAST SIDE
UPPER WEST SIDE
Metropolitan Museum of Art
Carnegie Hall
Times Square
Rockefeller Center
United Nations
MIDTOWN
Madison Sq Garden
Empire State Building
WEST NEW YORK
ASTORIA
LONG ISLAND CITY
HOBOKEN
NYU
SOHO
FINANCIAL DISTRICT
JERSEY CITY
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

112

750 LEXINGTON AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$45,500,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(1)	$340.09
Size (SF)	382,256	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 5/1/2015	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/1/2015	100.0%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	1986 / NAP	Mortgage Rate	4.5500%
Appraised Value	$300,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	60
Underwritten Revenues	$30,029,402
Underwritten Expenses	$17,373,051	Escrows
Underwritten Net Operating Income (NOI)	$12,656,351	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,781,648	Taxes	$2,724,550	$544,910
Cut-off Date LTV Ratio(1)	43.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	39.7%	Replacement Reserve	$0	$6,371
DSCR Based on Underwritten NOI / NCF(1)	1.59x / 1.48x	TI/LC(3)	$0	$32,232
Debt Yield Based on Underwritten NOI / NCF(1)	9.7% / 9.1%	Other(4)	$8,446,960	$348,480

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$130,000,000	99.9%	Loan Payoff	$71,547,059	55.0%
Other Sources	115,000	0.1	Principal Equity Distribution	44,336,230	34.1
Reserves	11,171,510	8.6
Closing Costs	2,616,056	2.0
Other Uses	444,144	0.3
Total Sources	$130,115,000	100.0%	Total Uses	$130,115,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 750 Lexington Avenue Loan Combination.

(2)	The 750 Lexington Avenue Loan, with an outstanding principal balance as of the Cut-off Date of $45,500,000, is evidenced by the non-controlling note A-2, and is part of the $130,000,000 750 Lexington Avenue Loan Combination evidenced by two pari passu notes. The companion loan, evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $84,500,000 and was contributed to the GS Mortgage Securities Trust 2015–GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (“GSMS 2015-GC34”) securitization transaction. See “—The Mortgage Loan” below.

(3)	The TI/LC Reserve is subject to a $1,933,920 cap (with replenishment).

(4)	Other upfront reserves represent a tenant improvements and leasing commissions reserve of $7,750,000 associated with the Lock Lorde space, and a ground rent reserve of $696,960. See “—Escrows” below. Other monthly reserve represents one-twelfth of the borrower’s annual ground rent payments.

■	The Mortgage Loan. The mortgage loan (the “750 Lexington Avenue Loan”) is part of a loan combination (the “750 Lexington Avenue Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple and leasehold interests in a 31-story office and retail building located in Midtown Manhattan, New York (the “750 Lexington Avenue Property”). The 750 Lexington Avenue Loan, which is evidenced by note A-2 and represents a non-controlling interest in the 750 Lexington Avenue Loan Combination, had an original principal balance of $45,500,000, has an outstanding principal balance as of the Cut-off Date of $45,500,000 and represents approximately 4.1% of the Initial Pool Balance. The related companion loan (the “750 Lexington Avenue Companion Loan”), which is evidenced by note A-1 and represents the controlling interest in the 750 Lexington Avenue Loan Combination, had an original principal balance of $84,500,000, has an outstanding principal balance as of the Cut-off Date of $84,500,000, and was contributed to the GSMS 2015-GC34 securitization transaction. The 750 Lexington Avenue Loan Combination was originated by Citigroup Global Markets Realty Corp. on September 10, 2015, had an original principal balance of $130,000,000, has an outstanding principal balance as of the Cut-off Date of $130,000,000 and accrues interest at an interest rate of 4.5500% per annum. The proceeds of the 750 Lexington Avenue Loan Combination were primarily used to refinance the 750 Lexington Avenue Property, pay origination costs and fund reserves.

The 750 Lexington Avenue Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 118 months. The 750 Lexington Avenue Loan requires interest only payments on each due date through and including the due date occurring in October 2020 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the 750 Lexington Avenue Loan is the due date in October 2025. Voluntary prepayment of the 750 Lexington Avenue Loan without payment of any prepayment premium is permitted on or after the due date in July 2025. Provided no event of default under the 750 Lexington Avenue Loan Combination documents has occurred and is continuing, at any time prior to the maturity date and after the second anniversary of the securitization Closing Date, the 750 Lexington Avenue Loan

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Combination may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 750 Lexington Avenue loan documents.

■	The Mortgaged Property. The 750 Lexington Avenue Property consists of a 382,256 SF, 31-story, Class A office building with ground floor retail located on Lexington Avenue between East 59th and 60th Streets in Midtown Manhattan. The 750 Lexington Avenue Property was built in 1986 and is comprised of 335,576 SF of office space, 22,680 SF of retail space, and 24,000 SF of parking space. The retail space is 100% leased to three tenants, Sephora, USA, Jones Retail Corp (dba Nine West) and Zara International. The parking garage is located in concourse level 2, contains 134 spaces, and is operated under a parking service agreement by Ampco Parking Svc. Total Occupancy and Owned Occupancy at the 750 Lexington Avenue Property were both 100.0% as of May 1, 2015. A portion of the 750 Lexington Avenue Property, containing 7,676 SF of the 24,602 SF site, located at the southwest corner of East 60th Street and Lexington Avenue, is ground leased by the borrower pursuant to terms as described below.

■	Ground Lease. 7,676 SF of the 24,602 SF site is encumbered by a ground lease between the borrower, as ground lessee, and Siegel Family Associates, as ground lessor. The current term of the ground lease expires on December 31, 2041 with three, 12-year renewal options (December 31, 2077 being the fully extended expiration date). The ground rent from January 2012 through December 2017 is calculated as 110% of the prior rent (calculated as 9% of the fair market value of the land during the period January 1, 2006 through December 31, 2011) and currently is equal to $4,181,760. In January 2018 and for each successive 12-year period, the ground rent resets to the greater of (i) 110% of the prior period’s rent or (ii) 110% of 9% of the fair market value of the land, with a fixed 10% increase after year six of each reset. The appraisal concluded a land value of $54,000,000 as of June 1, 2015. We cannot assure you that the land value will be $54,000,000 at the time of the ground rent reset in January 2018.

Underwritten Ground Rent Calculation(1)

Year	# Months	Ground Rent ($)	Assumption
2015	3	$1,045,440	3 months of contractual ground rent
2016	12	4,181,760	1 year of contractual ground rent
2017	12	4,181,760	1 year of contractual ground rent
2018	12	5,346,000(2)	Reset to 110% of 9% of $54,000,000 land value
2019	12	5,346,000(2)	Reset to 110% of 9% of $54,000,000 land value
2020	12	5,346,000(2)	Reset to 110% of 9% of $54,000,000 land value
2021	12	5,346,000(2)	Reset to 110% of 9% of $54,000,000 land value
2022	12	5,346,000(2)	Reset to 110% of 9% of $54,000,000 land value
2023	12	5,346,000(2)	Reset to 110% of 9% of $54,000,000 land value
2024	12	5,880,600(2)	110% of 2023 ground rent
2025	9	4,410,450(2)	110% of 2023 ground rent
Total / Wtd. Avg.	120	$5,177,601

(1)	Represents ground rent during the term of the 750 Lexington Avenue Loan Combination.

(2)	For purposes of this estimation, ground rent is calculated based on the current appraised land value of $54,000,000 as of June 1, 2015. Under the lease, beginning in 2018, rent will be calculated based on a future appraised value. We cannot assure you that the land value will be $54,000,000 at the time of the ground rent reset in January 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the 750 Lexington Avenue Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF		Lease Expiration	Renewal / Extension Options
Locke Lord(2)	NR / NR / NR	119,350	31.2%	$5,849,635	21.0%	$49.01		6/30/2016	NA
Sephora, USA (Retail)	NR / NR / NR	7,000	1.8	5,000,000	17.9	714.29	(3)	1/31/2025	NA
Zara International (Retail)	NR / NR / NR	11,500	3.0	2,800,000	10.0	243.48	(4)	9/30/2018	1, 5-year option
Scientific Games Corp	NR / NR / NR	22,700	5.9	1,793,300	6.4	79.00		4/30/2018	NA
EIM Management	NR / NR / NR	22,700	5.9	1,722,076	6.2	75.86		10/31/2018	1, 5-year option
The Invus Group	NR / NR / NR	14,700	3.8	1,176,000	4.2	80.00		10/31/2021	2, 3-year options
Keryx Biopharmaceuticals	NR / NR / NR	18,460	4.8	1,114,360	4.0	60.37		9/30/2016	NA
J. Choo USA	NR / NR / NR	20,000	5.2	1,100,000	3.9	55.00		1/31/2021	NA
Jones Retail Corp dba Nine West (Retail)	NR / NR / NR	4,180	1.1	950,000	3.4	227.27	(5)	7/31/2019	NA
Guaranteed Rate, Inc.	NR / NR / NR	17,350	4.5	694,008	2.5	40.00		8/31/2021	1, 5-year option
Ten Largest Tenants		257,940	67.5%	$22,199,379	79.6%	$86.06
Remaining Owned Tenants		124,316	32.5	5,673,346	20.4	45.64
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		382,256	100.0%	$27,872,725	100.0%	$72.92

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Locke Lord currently subleases 37,100 SF of its premises.

(3)	Sephora, USA occupies 6,042 SF of corner grade space and 958 SF of concourse storage space. The appraiser concluded to a market rent of $850 per SF for corner grade space and $25 per SF for concourse storage space, resulting in a weighted average market rent of $737.09 per SF for the Sephora, USA space.

(4)	Zara International occupies 2,911 SF of corner grade space and 8,589 SF of concourse retail space. The appraiser concluded to a market rent of $850 per SF for corner grade space and $75 per SF for concourse retail space, resulting in a weighted average market rent of $271.18 per SF for the Zara International space. The current base rent of $243.48 per SF is 10.2% below the appraiser’s concluded market rent of $271.18 per SF.

(5)	Jones Retail Corp dba Nine West executed its lease in 2009. Jones Retail Corp dba Nine West occupies 1,700 SF of midblock grade space, 1,880 SF of concourse storage space and 600 SF of mezzanine storage space. The appraiser concluded to a market rent of $800 per SF for the midblock storage space and $25 per SF for the concourse storage space and mezzanine storage space, resulting in a weighted average market rent of $340.19 for the Jones Retail Corp dba Nine West space. The current base rent of $227.27 per SF is 33.2% below the appraiser’s concluded market rent of $340.19 per SF.

The following table presents the lease rollover schedule at the 750 Lexington Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	24,000(2)	6.3%	6.3%	$0	0.0%	$0.00	1
2015	0	0.0	6.3%	0	0.0	0.00	0
2016	146,849	38.4	44.7%	7,439,781	26.7	50.66	6
2017	26,319	6.9	51.6%	1,551,835	5.6	58.96	9
2018	69,324	18.1	69.7%	7,024,828	25.2	101.33	6
2019	19,396	5.1	74.8%	1,982,684	7.1	102.22	4
2020	4,880	1.3	76.1%	244,000	0.9	50.00	1
2021	61,654	16.1	92.2%	3,542,957	12.7	57.47	6
2022	0	0.0	92.2%	0	0.0	0.00	0
2023	0	0.0	92.2%	0	0.0	0.00	0
2024	0	0.0	92.2%	0	0.0	0.00	0
2025	7,000	1.8	94.0%	5,000,000	17.9	714.29	1
2026 & Thereafter	22,834	6.0	100.0%	1,086,640	3.9	47.59	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	382,256	100.0%		$27,872,725	100.0%	$72.92	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Represents the parking space at the 750 Lexington Avenue Property which is operated under a parking service agreement by Ampco Parking SVC.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the 750 Lexington Avenue Property:

Historical Leased %(1)

	2010	2011	2012	2013	2014	As of 5/1/2015
Owned Space	88.9%	94.2%	98.0%	96.6%	100.0%	100.0%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 750 Lexington Avenue Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten	Underwritten $ per SF
Base Rent	$22,096,157	$22,274,103	$24,891,129	$25,784,950	$27,517,000	$71.99
Contractual Rent Steps(2)	0	0	0	0	355,725	0.93
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$22,096,157	$22,274,103	$24,891,129	$25,784,950	$27,872,725	$72.92
Total Reimbursables	681,586	947,481	1,712,497	1,427,124	1,550,758	4.06
Parking Income	1,237,857	1,230,576	1,160,447	1,155,021	1,155,021	3.02
Other Income(3)	849,963	748,860	903,704	922,072	922,072	2.41
Vacancy & Credit Loss	0	0	0	0	(1,471,174)	(3.85)
Effective Gross Income	$24,865,562	$25,201,019	$28,667,776	$29,289,167	$30,029,402	$78.56

Real Estate Taxes	$5,040,712	$5,324,180	$5,897,818	$5,897,818	$6,077,375	$15.90
Insurance	159,973	165,353	185,928	174,566	133,862	0.35
Management Fee	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	2.62
Ground Rent(4)	4,181,760	4,181,760	4,181,760	4,181,760	5,177,601	13.54
Other Operating Expenses	4,976,869	4,898,810	4,911,489	4,845,872	4,984,213	13.04
Total Operating Expenses	$15,359,314	$15,570,103	$16,176,995	$16,100,015	$17,373,051	$45.45

Net Operating Income	$9,506,248	$9,630,916	$12,490,781	$13,189,151	$12,656,351	$33.11
TI/LC	0	0	0	0	798,252	2.09
Replacement Reserves	0	0	0	0	76,451	0.20
Net Cash Flow	$9,506,248	$9,630,916	$12,490,781	$13,189,151	$11,781,648	$30.82

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

(2)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases on November 1, 2016.

(3)	Other income includes electricity reimbursements, tenant services income, and minor miscellaneous income sources.

(4)	Underwritten ground rent is based on the assumed average ground rent over the 10 year term of the 750 Lexington Avenue Loan Combination. The ground rent from January 2012 through December 2017 is calculated as 110% of the prior rent (calculated as 9% of the fair market value of the land during the period January 1, 2006 through December 31, 2011) and currently is equal to $4,181,760. In January 2018 and for each successive 12-year period, the ground rent resets to the greater of (i) 110% of the prior period’s rent or (ii) 110% of 9% of the fair market value of the land (assumed to be $54,000,000 for these calculations), with a fixed 10% increase after year six of each reset. See “—Ground Lease” above for calculation of underwritten ground rent.

■	Appraisal. According to the appraisal, the 750 Lexington Avenue Property had an “as-is” appraised value of $300,000,000 as of June 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated May 21, 2015, there were no recommendations for further action for the 750 Lexington Avenue Property.

■	Market Overview and Competition. The 750 Lexington Avenue Property is located in Midtown Manhattan at 750 Lexington Avenue between East 59th and 60th Streets within the East Side Office Submarket. According to a third party report, the East Side Class A office submarket contains approximately 17.4 million SF with a 4.4% vacancy rate and average rental rate of $67.33 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The appraiser has identified 10 office rental comparables with direct asking rents ranging from $57 to $90 PSF on a gross basis. The appraiser concluded market rent of $65 per SF for floors 4-6, $70 per SF for floors 7-20, $75 per SF for floors 21-27 and $80 per SF for floors 28-31 at 750 Lexington Avenue Property. The weighted average concluded market rent for the office space is $71.28 per SF on a gross basis. The weighted average underwritten in-place office rent at the 750 Lexington Avenue Property is $56.98 per SF, or 20.1% below the weighted average office market rent concluded to by the appraiser.

The following table presents certain information relating to certain directly competitive office buildings provided in the appraisal for the 750 Lexington Avenue Property:

Directly Competitive Office Buildings(1)

	750 Lexington Avenue	135 East 57th Street	560 Lexington Avenue	126 East 56th Street	875 Third Avenue	885 Third Avenue	900 Third Avenue	950 Third Avenue
Total GLA	382,256	340,000	327,000	157,265	662,588	581,339	515,200	270,000
Direct Occupancy	100.0%	55.2%	100.0%	98.3%	98.5%	96.2%	99.1%	99.2%
Total Occupancy	100.0%	51.4%	100.0%	98.3%	98.5%	96.2%	99.1%	99.2%
Direct Asking Rent (per SF)	$68-$82	$75-$90	NA	$70-$80	$60-$70	$62-$82	$55-$75	$59-$82

(1)	Source: Appraisal.

■	The Borrower. The borrower is International Plaza Associates L.P., a single-purpose, single-asset New York limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 750 Lexington Avenue Loan. The guarantor of the non-recourse carveouts under the 750 Lexington Avenue Loan is Charles Steven Cohen.

Charles Steven Cohen is the President and CEO of Cohen Brothers Realty Corporation (“CBRC”). CBRC is a private real estate development and management firm that has been in business for over 50 years. CBRC is headquartered in New York City, and has commercial properties in New York, Houston, South Florida, and Southern California. CBRC owns more than 12 million SF of commercial real estate.

■	Escrows. On the origination date of the 750 Lexington Avenue Loan Combination, the borrower funded a reserve of (i) $2,724,550 for real estate taxes, (ii) $7,750,000 for tenant improvements and leasing commissions with respect to the Locke Lord premises, and (iii) $696,960 for ground rent.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 750 Lexington Avenue Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $32,232, subject to a cap of $1,933,920, (iv) a replacement reserve in the amount of $6,371 and (v) one-twelfth of the ground rent that the lender estimates will be payable during the next ensuing 12 months.

■	Lockbox and Cash Management. The 750 Lexington Avenue loan documents require a hard lockbox with springing cash management. The 750 Lexington Avenue loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the 750 Lexington Avenue Property be promptly deposited into such lockbox account following receipt. So long as a 750 Lexington Avenue Trigger Period is not in effect, all funds in the lockbox account are required to be swept on each business day to the borrower’s operating account. During the continuance of a 750 Lexington Avenue Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and, if no event of default

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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under the 750 Lexington Avenue Loan documents is continuing, applied to pay debt service and operating expenses of the 750 Lexington Avenue Property and to fund required reserves in accordance with the 750 Lexington Avenue Loan documents. After the foregoing disbursements are made and so long as a 750 Lexington Avenue Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the 750 Lexington Avenue Loan. During the continuance of an event of default under the 750 Lexington Avenue Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 750 Lexington Avenue Loan and/or toward the payment of expenses of the 750 Lexington Avenue Property, in such order of priority as the lender may determine.

A “750 Lexington Avenue Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 750 Lexington Avenue Loan documents and continuing until the same is cured, or (ii) commencing on the date that the debt service coverage ratio as calculated under the 750 Lexington Avenue Loan documents based on a trailing 12-month period is less than 1.20x and continuing until the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters.

■	Property Management. The 750 Lexington Avenue Property is currently managed by CBRC, an affiliate of the borrower. Under the 750 Lexington Avenue Loan documents, the 750 Lexington Avenue Property may not be managed by any party other than CBRC; provided, however, that so long as no event of default under the 750 Lexington Avenue Loan documents exists, the borrower can replace CBRC with a property manager upon notice to the lender, provided that (i) the replacement would not cause a termination right, right of first refusal, first offer or any other similar right or cause any termination fees to be due or cause a material adverse effect to occur under any reciprocal easement agreement, the ground lease or certain other documents affecting the 750 Lexington Avenue Property, (ii) the replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation) and (iii) if such property manager is an affiliate of the borrower, a new non-consolidation opinion is provided from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists a 750 Lexington Avenue Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 750 Lexington Avenue Property (plus eighteen months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 750 Lexington Avenue Loan Combination, but in such event the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ANCHORAGE MARRIOTT DOWNTOWN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Anchorage Marriott Downtown
820 West 7th Avenue
Anchorage, AK 99501
ELMENDORF AIR FORCE BASE
GOVERNMENT HILL
MOUNTAIN VIEW
MCKINLEY EXPLORER
DOWNTOWN
RUSSIAN JACK PARK
Northway Mall
MERRILL FIELD
FAIRVIEW
Alaska Regional Hospital
SOUTH ADDITION
Knik Arm
Chester Creek Sports Complex
NORTH STAR
AIRPORT HEIGHTS
Anchorage
TURNAGAIN
Mall at Sears
ROGERS PARK
University of Alaska-Anchorage
Alaska Pacific University
UNIVERSITY AREA
LAKE HOOD STRIP AIRPORT
Providence Alaska Medical Center
TUDOR AREA
MIDTOWN
SPENARD
Alaska Native Medical Center
CAMPBELL PARK
TED STEVENS ANCHORAGE INT'L AIRPORT
TAKU-CAMPBELL
SAND LAKE
MINNESOTA DR
Dimond Center
BAYSHORE-KLATT
Turnagain Arm
ALASKA
Fairbanks
CANADA
Anchorage
Juneau

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Anchorage, Alaska	Cut-off Date Principal Balance(3)		$37,926,518
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$193,503
Size (Rooms)	392	Percentage of Initial Pool Balance		3.4%
Total TTM Occupancy as of 8/31/2015	68.5%	Number of Related Mortgage Loans		2
Owned TTM Occupancy as of 8/31/2015	68.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / 2012	Mortgage Rate		4.6700%
Appraised Value	$108,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$21,884,808	Original Interest-Only Period (Months)		NAP
Underwritten Expenses	$12,519,868
Underwritten Net Operating Income (NOI)	$9,364,940	Escrows
Underwritten Net Cash Flow (NCF)	$8,270,700		Upfront	Monthly
Cut-off Date LTV Ratio(1)	69.9%	Taxes	$245,311	$61,328
Maturity Date LTV Ratio(1)(2)	51.7%	Insurance	$58,129	$29,064
DSCR Based on Underwritten NOI / NCF(1)	1.99x / 1.76x	FF&E(4)	$0	$91,187
Debt Yield Based on Underwritten NOI / NCF(1)	12.3% / 10.9%	Other(5)	$366,979	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$75,950,000	99.9%	Loan Payoff	$46,113,191	60.6%
Other Sources	100,000	0.1	Principal Equity Distribution	28,639,029	37.7
			Reserves	670,419	0.9
			Closing Costs	627,362	0.8

Total Sources	$76,050,000	100.0%	Total Uses	$76,050,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Anchorage Marriott Downtown Loan Combination.

(2)	The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $119,500,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value of $108,500,000 is 56.9%.

(3)	The Anchorage Marriott Downtown Loan has an outstanding principal balance as of the Cut-off Date of $37,926,518 and represents the controlling note A-1 of the $75,950,000 Anchorage Marriott Downtown Loan Combination, which is evidenced by two pari passu notes. The related companion loan, which is evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $37,926,518, is expected to be contributed to one or more future securitization transactions. See “—The Mortgage Loan” below.

(4)	The monthly FF&E reserve is the greater of (a) one-twelfth of 5% of total revenue per the terms of the Anchorage Marriott Downtown Loan agreement and (b) the deposit that may be required by any franchisor under the franchise agreement. See “—Escrows” below.

(5)	Other reserve represents an upfront seasonality reserve of $362,604, an upfront comfort letter reserve of $2,500 and an upfront deferred maintenance reserve of $1,875. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Anchorage Marriott Downtown Loan”) is part of a loan combination (the “Anchorage Marriott Downtown Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 392-room full service hotel located in Anchorage, Alaska (the “Anchorage Marriott Downtown Property”). The Anchorage Marriott Downtown Loan, which is evidenced by note A-1 and represents a controlling interest in the Anchorage Marriott Downtown Loan Combination, had an original principal balance of $37,975,000, has an outstanding principal balance as of the Cut-off Date of $37,926,518 and represents approximately 3.4% of the Initial Pool Balance. The related companion loan (the “Anchorage Marriott Downtown Companion Loan”), which is evidenced by note A-2 and represents the non-controlling interest in the Anchorage Marriott Downtown Loan Combination, had an original principal balance of $37,975,000, has an outstanding principal balance as of the Cut-off Date of $37,926,518, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions. The Anchorage Marriott Downtown Loan Combination was originated by Citigroup Global Markets Realty Corp. on October 7, 2015. The Anchorage Marriott Downtown Loan Combination had an original principal balance of $75,950,000, has an outstanding principal balance as of the Cut-off Date of $75,853,035 and accrues interest at an interest rate of 4.6700% per annum. The proceeds of the Anchorage Marriott Downtown Loan Combination were primarily used to refinance the existing debt on the Anchorage Marriott Downtown Property, pay origination costs and fund reserves.

The Anchorage Marriott Downtown Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Anchorage Marriott Downtown Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Anchorage Marriott Downtown Loan is the due date in November 2025. Provided that no event of default has occurred and is continuing under the Anchorage Marriott Downtown Loan documents, at any time after the earlier of the fourth anniversary of origination of the Anchorage Marriott Downtown Loan and the second anniversary of the securitization of the last portion of the Anchorage Marriott Downtown Loan Combination, the Anchorage Marriott Downtown Loan may be defeased with certain direct full faith and credit obligations of the United States

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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of America or other obligations which are “government securities” permitted under the Anchorage Marriott Downtown Loan documents. Provided that no event of default has occurred and is continuing under the Anchorage Marriott Downtown Loan documents, voluntary prepayment of the Anchorage Marriott Downtown Loan without a prepayment premium or yield maintenance charge is permitted on or after the due date in September 2025.

■	The Mortgaged Property. The Anchorage Marriott Downtown Property is a 20-story, 392-room, full service hotel located in Anchorage, Alaska. The Anchorage Marriott Downtown Property was constructed in 2000 and renovated in 2012. The Anchorage Marriott Downtown Property is situated in the downtown portion of Anchorage near the Dena’ina Civic and Convention Center and Delaney Park. Guestrooms at the Anchorage Marriott Downtown Property are located on floors three through twenty with the following room mix: 173 king rooms, 219 double-double rooms and three parlor suites that are not included in the guestroom count. The Anchorage Marriott Downtown Property operates under a franchise agreement with Marriott International, Inc., that expires at the end of 2020.

The Anchorage Marriott Downtown Property offers a variety of amenities including a business center, fitness center, indoor swimming pool, two restaurants and lounge and approximately 10,334 SF of meeting space. The Anchorage Marriott Downtown Property currently has use of ten parking spaces in a third-party parking garage adjacent to the Anchorage Marriott Downtown Property pursuant to an agreement (the “Parking Agreement”) with Anchorage Community Development Authority – EasyPark. The Parking Agreement is scheduled to expire on December 31, 2015, with Anchorage Community Development Authority – EasyPark having the option to extend the term through December 31, 2016. Additionally, per the appraisal, there are multiple surface and structured parking options in close proximity to the Anchorage Marriott Downtown Property.

The following table presents certain information relating to the estimated 2014 demand analysis with respect to the Anchorage Marriott Downtown Property based on market segmentation, as provided in the appraisal for the Anchorage Marriott Downtown Property:

Estimated 2014 Market Mix Accommodated Room Night Demand(1)

Property	Commercial	Meeting & Group	Leisure	Crew
Anchorage Marriott Downtown	46.0%	19.0%	20.0%	15.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM July 31, 2015 penetration rates relating to the Anchorage Marriott Downtown Property and various market segments, as provided in the July 2015 travel research report for the Anchorage Marriott Downtown Property:

TTM July 31, 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Anchorage Marriott Downtown	102.8%	117.0%	120.3%

(1)	Source: July 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Anchorage Marriott Downtown Property:

Anchorage Marriott Downtown

	2013(1)	2014(1)	TTM 8/31/2015(2)
Occupancy	67.3%	67.3%	68.5%
ADR	$158.16	$163.03	$171.98
RevPAR	$106.40	$109.73	$117.73

(1)	Source: July 2015 travel research report.

(2)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Anchorage Marriott Downtown Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 8/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$13,864,712	$14,828,870	$15,989,568	$16,844,576	$16,844,576	$42,971
Food & Beverage Revenue	3,870,730	4,644,231	4,143,502	4,323,962	4,323,962	11,031
Other Revenue(2)	586,057	669,413	686,015	716,270	716,270	1,827
Total Revenue	$18,321,500	$20,142,514	$20,819,085	$21,884,808	$21,884,808	$55,829

Room Expense	$2,421,408	$2,361,962	$2,589,494	$2,626,056	$3,368,915	$8,594
Food & Beverage Expense	2,283,305	2,496,797	2,331,740	2,328,284	2,462,753	6,283
Other Expense	289,850	286,496	314,553	305,837	104,024	265
Total Departmental Expense	$4,994,563	$5,145,255	$5,235,787	$5,260,177	$5,935,692	$15,142
Total Undistributed Expense	4,223,826	4,429,213	4,662,437	4,942,270	5,531,236	14,110
Total Fixed Charges	925,265	1,056,371	1,131,331	1,122,056	1,052,940	2,686
Total Operating Expenses	$10,143,655	$10,630,839	$11,029,555	$11,324,503	$12,519,868	$31,938

Net Operating Income	$8,177,845	$9,511,675	$9,789,531	$10,560,305	$9,364,940	$23,890
FF&E	0	0	0	874,247	1,094,240	2,791
Net Cash Flow	$8,177,845	$9,511,675	$9,789,531	$9,686,058	$8,270,700	$21,099

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue consists of parking, gift shop sales, vending sales, guaranteed no-show sales and miscellaneous income.

■	Appraisal. According to the appraisal, the Anchorage Marriott Downtown Property had an “as-is” appraised value of $108,500,000 as of September 1, 2015 and is expected to have an “as stabilized” appraised value of $119,500,000 as of September 1, 2017.

■	Environmental Matters. According to the Phase I environmental report, dated July 22, 2015, there are no recognized environmental conditions or recommendations for further action at the Anchorage Marriott Downtown Property.

■	Market Overview and Competition. According to the appraisal, Anchorage is home to over 50 parks and recreational facilities and numerous museums. The Ted Stevens Anchorage International Airport serves approximately five million passengers annually. Per the appraisal, one million tourists came through Anchorage in 2014 with industry projections indicating a two to three percent growth in visitors statewide in 2015. According to the appraisal, Anchorage has major roads and routes that run through the city, including Alaska State Route 1, Glenn Highway and Seward Highway; public transportation is provided by People Mover Bus System throughout the city.

The Anchorage Marriott Downtown Property is located within the city and municipality of Anchorage, Alaska. According to the appraisal, the Anchorage Metropolitan Statistical Area (MSA) had an estimated 2014 population of 399,000 representing a compound annual growth rate of approximately 2.1% from 2006. Per the appraisal, the city’s population is projected to increase by a compounded annual growth rate of 2.9% to 420,000 by 2019. The top employers are in health services, grocery and merchandise, oil services, airline and financial services industries. The largest employers in the area include: Providence Health & Services, Walmart/Sam’s Club, Carrs/Safeway, Fred Meyer, ASRC Energy Services and BP Exploration Alaska. According to the appraisal, the leisure and hospitality sector is anticipated to account for 16,900 jobs in 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Anchorage Marriott Downtown Property and its competitive set, as provided in a market report for the Anchorage Marriott Downtown Property:

Historical Statistics(1)

	Anchorage Marriott Downtown			Competitive Set			Penetration
	2013	2014	TTM 8/31/2015(2)	2013	2014	TTM 7/31/2015	2013	2014	TTM 7/31/2015
Occupancy	67.3%	67.3%	68.5%	65.5%	68.3%	66.2%	102.6%	98.5%	102.8%
ADR	$158.16	$163.03	$171.98	$139.57	$141.72	$146.16	113.3%	115.0%	117.0%
RevPAR	$106.40	$109.73	$117.73	$91.47	$96.83	$96.71	116.3%	113.3%	120.3%

(1)	Source: July 2015 travel research report.

(2)	As provided by the borrower.

Anchorage Marriott Downtown Property Competitive Set(1)

Property	Number of Rooms	Year Opened
Anchorage Marriott Downtown	392	2000
Sheraton Hotel & Spa Anchorage	370	1979
Hilton Anchorage	600	1972
Millennium The Lakefront Anchorage	248	1986
Courtyard Anchorage Airport	154	1997
Hilton Garden Inn Anchorage	125	2002
Total	1,889

(1)	Source: Appraisal

■	The Borrower. The borrower is Columbia Properties Anchorage, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Anchorage Marriott Downtown Loan. The non-recourse carveout guarantors are Columbia Sussex Corporation and CSC Holdings, LLC. Columbia Sussex Corporation is a large, private, hotel company with a portfolio that primarily consists of Marriott and Hilton brand hotels.

■	Escrows. On the origination date, the borrower funded aggregate reserves of $670,419 with respect to the Anchorage Marriott Downtown Property, comprised of (i) $362,604 for a seasonality reserve, (ii) $245,311 for real estate tax expenses, (iii) $58,129 for insurance expenses, (iv) $1,875 for deferred maintenance and (v) $2,500 for expenses related to the transfer of the comfort letter.

On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay insurance over the then succeeding 12-month period, (iii) a reserve for FF&E, in an amount equal to the greater of (a) the FF&E Payment and (b) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the franchise agreement and (iv) a seasonality reserve in an amount equal to the applicable Seasonality Reserve Monthly Deposit.

No property improvement plan (“PIP”) was required under the franchise agreement at origination. In the event that at any time following origination a PIP is required by a franchisor, the borrower will be required to deposit an amount equal to 120% of the costs of the related PIP work (as estimated by the lender in its reasonable discretion) (A) in the case of any existing or renewal franchise agreement, prior to the required commencement date of any PIP imposed thereunder and (B) in the case of any new franchise agreement, on or prior to the date such new franchise agreement is executed and delivered. Additionally, if, on or prior to the date that is 18 months prior to the expiration of the franchise agreement (“Franchise Renewal Date”), a Franchise Renewal Event has not occurred within 12 months of the Franchise Renewal Date, the borrower is required to post a letter of credit or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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cash in amount equal to 120% of the Additional PIP Work Costs, less any sums then on deposit in the FF&E escrow and the PIP escrow.

The “Additional PIP Work Costs” means the costs associated with any PIP included in the renewal or extension of the existing franchise agreement or a new franchise agreement as set forth in a PIP budget submitted by the borrower and approved by the lender in its reasonable discretion, or, if such costs are not set forth in the PIP budget or if there is no PIP budget approved by the lender, as set forth in the appraisal delivered in connection with the closing of the Anchorage Marriott Downtown Loan. At origination, it was estimated that the costs associated with a PIP in conjunction with a new franchise agreement would be approximately $5,900,000.

An “Anchorage Marriott Downtown Trigger Period” means a period (a) commencing upon the occurrence of an event of default and continuing until the cure or the landlord’s waiver of such event of default, (b) commencing upon the occurrence of the debt service coverage ratio being less than 1.30x, and continuing until the debt service coverage ratio is equal to or greater than 1.35x for two consecutive calendar quarters, (c) commencing upon the occurrence of a Franchise Agreement Trigger Event and continuing until the borrower has cured all defaults under the franchise agreement, the borrower and the franchisor have reaffirmed the franchise agreement, the Anchorage Marriott Downtown Property continues to be operated pursuant to the franchise agreement and all permits applicable to the franchise agreement are in full force and effect, (d) commencing upon the non-delivery of an estoppel attesting to an extension of the franchise agreement or its replacement with a qualifying agreement for a term no shorter than expiring three years after the maturity date of the Anchorage Marriott Downtown Loan, which franchise agreement or qualified replacement is in full force and effect without defaults thereunder, and for which any required renovation reserve has been deposited, on or before eighteen months prior to the expiration of the franchise agreement, and continuing until the delivery of such estoppel, or (e) commencing upon the occurrence of a bankruptcy action of the manager and continuing until such manager is replaced in accordance with the Anchorage Marriott Downtown Loan documents or (f) commencing upon the occurrence of the debt yield being less than 8.25%, and continuing until the debt yield is equal to or greater than 8.50% for two consecutive calendar quarters.

An “FF&E Payment” means, with respect to the monthly payment date, an amount equal to (1) during the continuance of an Anchorage Marriott Downtown Trigger Period where an approved annual budget exists as of the date of determination, one-twelfth of 5% of the greater of (x) the annual gross revenues for the hotel related operations at the Anchorage Marriott Downtown Property for the immediately preceding calendar year as reasonably determined by the lender and (y) the projected annual gross revenues for the hotel related operations at the Anchorage Marriott Downtown Property for the calendar year in which such monthly payment date occurs as set forth in the approved annual budget, or (2) if no Anchorage Marriott Downtown Trigger Period is continuing or during the continuance of an Anchorage Marriott Downtown Trigger Period where no approved annual budget exists as of the date of determination, one-twelfth of 5% of the annual gross revenues for the hotel related operations at the Anchorage Marriott Downtown Property for the immediately preceding calendar year as reasonably determined by the lender. The FF&E reserve monthly deposit must (A) initially be determined for the balance of the 2015 calendar year as of the closing date and (B) thereafter adjusted and determined by the lender annually on the monthly payment date in April 2016 and on each monthly payment date falling in each subsequent April thereafter. Notwithstanding anything herein to the contrary, the lender may require the borrower to increase the monthly deposits required pursuant to the Anchorage Marriott Downtown Loan documents upon 30 days’ notice to the borrower if (1) an Anchorage Marriott Trigger Period is continuing and the lender determines in its reasonable discretion that an increase is necessary to maintain proper maintenance and operation of the Anchorage Marriott Downtown Property and/or (2) the lender determines in its reasonable discretion that an increase is necessary to reflect increased FF&E expenditures required under the franchise agreement and/or set forth in any amendment to the most recently determined approved annual budget.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Franchise Agreement Trigger Event” means the occurrence of any of the following: (i) the borrower being in default under the franchise agreement beyond any applicable notice and cure periods; (ii) the borrower or franchisor giving notice that it is terminating the franchise agreement; and (iii) any termination or cancellation of the franchise agreement and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect.

A “Franchise Renewal Event” shall mean the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable franchisor) that (i) the related franchise agreement has been extended or replaced by a new franchise agreement in accordance with the terms of the Anchorage Marriott Downtown Loan documents, in each case, for a term expiring no earlier than three years after the maturity date of the Anchorage Marriott Downtown Loan, (ii) such franchise agreement (as so extended) or such replacement franchise agreement, as applicable, is in full force and effect with no defaults thereunder and (iii) to the extent a PIP is required in connection with the foregoing, a deposit has been made to the PIP escrow in accordance with the terms of the Anchorage Marriott Downtown Loan documents.

The “Seasonality Reserve Monthly Deposit” is equal to 110% of the quotient of (x) the aggregate amount by which operating income at the Anchorage Marriott Downtown Property for the calendar month is insufficient to establish a debt service coverage ratio of 1.00x based on the then-current annual budget (“Negative Monthly Amount”) for the 12-month period divided by (y) the number of months for which there is no Negative Monthly Amount, based on the then-current seasonality annual budget adjusted annually on February 1 of each calendar year by the lender.

■	Lockbox and Cash Management. The Anchorage Marriott Downtown Loan is structured with a lender-controlled lockbox in place at origination and springing cash management. The borrower sent letters to all credit card companies directing such credit card companies to pay all sums directly to the lender-controlled lockbox account, and the borrower is required to deposit all revenue generated by the Anchorage Marriott Downtown Property in the lockbox account. Prior to the occurrence of an Anchorage Marriott Downtown Trigger Period, funds in the lockbox account are disbursed to the borrower’s operating account. Upon the occurrence of an Anchorage Marriott Downtown Trigger Period, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service and property operating expenses, and for the funding of monthly escrows, with any excess to be (i) to the extent the Anchorage Marriott Downtown Trigger period was caused solely by the failure of a Franchise Renewal Event to occur on or before the Franchise Renewal Date, deposited to the PIP escrow and (ii) to the extent the Anchorage Marriott Downtown Trigger Period was caused by any event other than as described in the preceding clause (i), held as additional collateral by the lender until the expiration of the applicable Anchorage Marriott Downtown Trigger Period after which it is returned to the borrower.

■	Property Management. The Anchorage Marriott Downtown Property is currently managed by Columbia Sussex Management, LLC, an affiliate of the borrower. The borrower may not replace Columbia Sussex Management, LLC as the property manager of the Anchorage Marriott Downtown Property unless, among other requirements, no event of default is continuing, the replacement would not cause a termination right, right of first refusal or offer, termination fees, or a material adverse event to occur, and the replacement manager and agreement have been approved by the lender which approval may require delivery of a Rating Agency Confirmation. The lender may replace (or require the borrower to replace) the property manager if: (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an Anchorage Marriott Downtown Trigger Period (other than an Anchorage Marriott Downtown Trigger Period caused by the occurrence of an event described in subsection (b), (c) or (d) of the definition of an “Anchorage Marriott Downtown Trigger Period”; (c) the property manager has engaged in fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement. The borrower must provide notice to the franchisor of any termination of the management agreement except in extraordinary circumstances.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Anchorage Marriott Downtown Property, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses of the Anchorage Marriott Downtown Property for a period continuing from the time of loss until restoration, not to exceed 18 months plus a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $100,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MAP © 2018 CARTIFACT · DATA © OSM
CARTIFACT
CANADA
MEXICO
Gulf of Mexico
Atlantic Ocean
Missoula
MT
Billings
ND
Bismarck
Fargo
MN
Minneapolis
Green Bay
WI
Rapid City
SD
Sioux Falls
Casper
WY
Milwaukee
Lake Michigan
MI
Detroit
Buffalo
NE
IA
Chicago
Cedar Rapids
Toledo
Cleveland
PA
Salt Lake City
Omaha
Pittsburgh
Denver
IN
OH
Columbus
UT
IL
Indianapolis
CO
Kansas City
Cincinnati
KS
St. Louis
MO
WV
Wichita
Lexington
St George
VA
KY
Nashville
OK
NC
TN
Flagstaff
Okalahoma City
Charlotte
AR
Memphis
Albuquerque
Little Rock
AZ
NM
SC
Atlanta
Phoenix
Birmingham
MS
GA
AL
Fort Worth
Dallas
Tucson
Las Cruces
Jackson
TX
LA
Austin
Jacksonville
Houston
New Orleans
San Antonio
Orlando
Tampa
FL
Miami
1
2
3
4
5
6
7

Hammons Hotel Portfolio

	PROPERTY NAME	CITY/STATE	ZIP CODE
1	Embassy Suites Concord, NC	Concord, NC	28027
2	Embassy Suites Murfreesboro, TN	Murfreesboro, TN	37129
3	Embassy Suites Norman, OK	Norman, OK	73069
4	Courtyard by Marriott Dallas/Allen, TX	Allen, TX	75002
5	Renaissance by Marriott Phoenix/Glendale, AZ	Glendale, AZ	85305
6	Embassy Suites Huntsville, AL	Huntsville, AL	35801
7	Residence Inn by Marriott Kansas City, MO	Kansas City, MO	64153

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(4)	$32,933,903
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)	$133,718.03
Size (Rooms)	1,869	Percentage of Initial Pool Balance	3.0%
Total TTM Occupancy as of 6/30/2015	74.8%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 6/30/2015	74.8%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	2006, 2007, 2008, 2010 / 2015	Mortgage Rate	4.9535%
Appraised Value(1)	$367,320,502	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$104,481,960
Underwritten Expenses	$73,369,148
Underwritten Net Operating Income (NOI)	$31,112,812	Escrows
Underwritten Net Cash Flow (NCF)	$26,933,534	Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	68.0%	Taxes	$3,172,482	$358,585
Maturity Date LTV Ratio(2)(3)	55.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.94x / 1.68x	FF&E(5)	$0	$360,433
Debt Yield Based on Underwritten NOI / NCF(2)	12.4% / 10.8%	Other(6)	$8,562,974	$98,159

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$250,800,000	100.0%	Loan Payoff	$214,972,179	85.7%
Principal Equity Distribution	20,464,715	8.2
Reserves	11,735,456	4.7
Closing Costs	3,627,650	1.4
Total Sources	$250,800,000	100.0%	Total Uses	$250,800,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Hammons Hotel Portfolio Properties of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. The Cut-off Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value without adding the capital deduction is 68.7%. See “—Appraisals” below.

(2)	Calculated based on the aggregate outstanding principal balance of the Hammons Hotel Portfolio Loan Combination.

(3)	The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $371,300,000 which includes “as stabilized” appraised values for three of the Hammons Hotel Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value adding the $3,570,502 capital deduction is 56.1% and the Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value without adding the $3,570,502 capital deduction is 56.6%. See “—Appraisals” below.

(4)	The Cut-off Date Principal Balance of $32,933,903 represents the non-controlling note A-4 of a $250,800,000 loan combination evidenced by four pari passu notes. The related companion loans are respectively evidenced by the controlling note A-1 with an outstanding principal balance of $99,648,722 as of the Cut-off Date, which was contributed to the Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates, Series 2015-GC33 (“CGCMT 2015-GC33”) transaction, a non-controlling note A-2 with an outstanding principal balance of $72,245,323 as of the Cut-off Date, which was contributed to the GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (“GSMS 2015-GC34”) and note A-3 with an outstanding principal balance of $45,091,047, which is expected to be contributed to the GSMS 2015-GS1 transaction.

(5)	On each due date, the borrowers are required to fund the FF&E reserve in an amount equal to the greater of (i) any franchise-mandated amount and (ii) 4.0% of the actual revenues from the respective properties for the most recently ended calendar month. See “—Escrows” below.

(6)	Other reserve represents property improvement costs ($7,890,000) and a ground lease reserve ($672,974 upfront and $98,159 monthly). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hammons Hotel Portfolio Loan”) is part of a loan combination (the ”Hammons Hotel Portfolio Loan Combination”) evidenced by four pari passu notes that are secured by first mortgages encumbering the borrowers’ fee simple and/or leasehold interests in a portfolio of full service, limited service and extended stay hotels located in various states (each individually, a “Hammons Hotel Portfolio Property” and, collectively, the ”Hammons Hotel Portfolio Properties”). The Hammons Hotel Portfolio Loan (evidenced by note A-4), which represents a non-controlling interest in the Hammons Hotel Portfolio Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $32,933,903 and represents approximately 3.0% of the Initial Pool Balance. The related companion loans (the “Hammons Hotel Portfolio Companion Loans”), are evidenced by note A-1, which represents the controlling interest in the Hammons Hotel Portfolio Loan Combination and was contributed to the CGCMT 2015-GC33 transaction, note A-2, which represents a non-controlling interest in the Hammons Hotel Portfolio Loan Combination and was contributed to the GSMS 2015-GC34 transaction and note A-3, which represents a non-controlling interest in the Hammons Hotel Portfolio Loan Combination and is expected to be contributed to the GSMS 2015-GS1 transaction. The Hammons Hotel Portfolio Companion Loans have an aggregate outstanding principal balance as of the Cut-off Date of $216,985,092. The Hammons Hotel Portfolio Loan Combination was originated by Goldman Sachs Mortgage Company on August 13, 2015. The Hammons Hotel Portfolio Loan Combination had an original principal balance of $250,800,000 and each note accrues interest at a rate of 4.9535% per annum. The borrowers utilized the proceeds of the Hammons Hotel Portfolio Loan Combination to refinance the existing debt on the Hammons Hotel Portfolio Properties, fund reserves, pay origination costs and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Hammons Hotel Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Hammons Hotel Portfolio Loan Combination requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hammons Hotel Portfolio Loan Combination is the due date in September 2025. Other than in connection with the release of a Hammons Hotel Portfolio Property as described under “—Release of Collateral” below, voluntary prepayment of the Hammons Hotel Portfolio Loan is permitted on or after the due date in June 2025 without payment of any prepayment premium. Provided that no event of default under the Hammons Hotel Portfolio Loan Combination is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

In addition, at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited, in connection with a partial defeasance of the Hammons Hotel Portfolio Loan Combination, the borrower is permitted to prepay the Hammons Hotel Portfolio Property only to the extent necessary to cause the debt service coverage ratio (as calculated under the related loan documents) for the related trailing 12-month period (ending on the last day of any fiscal quarter) to be no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release, and which prepayment is required to include the applicable yield maintenance premium (as described under the related loan documents).

■	The Mortgaged Properties. The Hammons Hotel Portfolio Properties consist of seven hotels totaling 1,869 rooms, including four Embassy Suites hotels, one Courtyard by Marriott hotel, one Residence Inn by Marriott hotel and one Renaissance by Marriott hotel. Four of the Hammons Hotel Portfolio Properties have convention centers located immediately adjacent to the respective hotel and are included as collateral for the Hammons Hotel Portfolio Loan Combination. The borrower sponsor developed the Hammons Hotel Portfolio Properties between 2006 and 2010, with an estimated cost basis in excess of $378,000,000.

Embassy Suites Concord, NC Property

The Embassy Suites Concord, NC Property opened in 2007 and consists of a 308-room, full service hotel and an adjacent approximately 42,000 SF convention center located in Concord, North Carolina, east of Charlotte. The respective borrower has a fee simple ownership interest in the hotel and a leasehold ownership interest in the convention center at the Embassy Suites Concord, NC Property. There are no significant planned renovations at the Embassy Suites Concord, NC Property.

Embassy Suites Murfreesboro, TN Property

The Embassy Suites Murfreesboro, TN Property opened in 2008 and consists of a 283-room, full service hotel and an adjacent approximately 41,802 SF convention center located in Murfreesboro, Tennessee, just south of Nashville. An owner of the respective borrower has a fee simple ownership interest in the Embassy Suites Murfreesboro, TN Property. Approximately $26,400 of underwritten revenue is attributed to third-party antenna leases at the Embassy Suites Murfreesboro, TN Property. There are no significant planned renovations at the Embassy Suites Murfreesboro, TN Property.

Embassy Suites Norman, OK Property

The Embassy Suites Norman, OK Property opened in 2008 and consists of a 283-room, full service hotel and the adjacent approximately 43,346 SF convention center located in Norman, Oklahoma, within five miles of the University of Oklahoma’s main campus. The respective borrower has a fee simple ownership interest in the Embassy Suites Norman, OK Property. There are no significant planned renovations at the Embassy Suites Norman, OK Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Courtyard by Marriott Dallas/Allen, TX Property

The Courtyard by Marriott Dallas/Allen, TX Property opened in 2010 and consists of a 228-room, limited service hotel located in Allen, Texas, approximately 35 miles north of Dallas. The Courtyard by Marriott Dallas/Allen, TX Property is adjacent to the Allen Event Center and surrounded by retail and entertainment space. The respective borrower has a fee simple ownership interest in the Courtyard by Marriott Dallas/Allen, TX Property. Approximately $60,000 of underwritten revenue is attributed to third-party antenna leases at the Courtyard by Marriott Dallas/Allen, TX Property. There are planned renovations and capital improvements including new flooring and wall vinyl for common areas and guestrooms, totaling approximately $1,944,314 (for which the borrower has reserved $1,940,000) at the Courtyard by Marriott Dallas/Allen, TX Property.

Renaissance by Marriott Phoenix/Glendale, AZ Property

The Renaissance by Marriott Phoenix/Glendale, AZ Property opened in 2007 and consists of a 320-room, full service hotel located in Glendale, Arizona, a parking garage and the adjacent approximately 147,503 SF convention center and expo hall. The Renaissance by Marriott Phoenix/Glendale, AZ Property is adjacent to the University of Phoenix Stadium (home of the NFL’s Arizona Cardinals), the Gila River Arena (home of the NHL’s Arizona Coyotes), and the Westgate Entertainment District (featuring 8,000,000 SF of retail and entertainment space). The respective borrower has a fee simple ownership interest in the hotel and a space lease interest in the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property. Approximately $6.3 million of underwritten revenue is attributed to operations from the space lease interest in the convention center, expo hall and parking garage. Approximately $12,000 of underwritten revenue is attributed to a third party antenna lease at the Renaissance by Marriott Phoenix/Glendale, AZ Property. There are planned renovations and capital improvements in 2016 totaling approximately $650,000 and a full property renovation beginning in 2017 which will include new flooring for all common areas and guestrooms (for which the borrower has reserved $5,000,000) at the Renaissance by Marriott Phoenix/Glendale, AZ Property.

Embassy Suites Huntsville, AL Property

The Embassy Suites Huntsville, AL Property opened in 2006 and consists of a 295-room, full service hotel and parking garage located in Huntsville, Alabama. The Embassy Suites Huntsville, AL Property is adjacent to, and is the only hotel with an interior skywalk connecting to the Von Braun Center, which is a 170,000 SF conference center that includes a 21,624 SF arena. The respective borrower has a leasehold ownership interest in the hotel and parking garage at the Embassy Suites Huntsville, AL Property. Approximately $285,000 of underwritten revenue is attributed to a lease with Ruth’s Chris Steakhouse, and approximately $11,500 of underwritten revenue is attributed to a lease with a gift shop at the Embassy Suites Huntsville, AL Property. There are no significant planned renovations at the Embassy Suites Huntsville, AL Property.

Residence Inn by Marriott Kansas City, MO Property

The Residence Inn by Marriott Kansas City, MO Property opened in 2007, was renovated in 2015 and consists of a 152-room, extended stay hotel located in Kansas City, Missouri. The Residence Inn by Marriott Kansas City, MO Property is within 5 miles of the Kansas City airport and the respective borrower has a fee simple ownership interest in the hotel at the Residence Inn by Marriott Kansas City, MO Property. There are planned renovations and capital improvements, including guestroom updates and new flooring/wall vinyl for common areas, totaling approximately $976,188 (for which the borrower has reserved $950,000) at the Residence Inn by Marriott Kansas City, MO Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the Hammons Hotel Portfolio Properties:

Property	Cut-off Date Allocated Loan Amount	Rooms	Occupancy	Year Built	Appraised Value(1)	UW NCF	UW NCF per Room
Embassy Suites Concord, NC	$8,208,526	308	75.5%	2007	$89,300,000	$7,292,421	$23,677
Embassy Suites Murfreesboro, TN	6,664,257	283	78.0%	2008	72,500,000	5,706,173	20,163
Embassy Suites Norman, OK	5,162,271	283	74.3%	2008	54,600,000	3,945,402	13,941
Courtyard by Marriott Dallas/Allen, TX	4,098,079	228	77.9%	2010	43,344,314	3,170,771	13,907
Renaissance by Marriott Phoenix/Glendale, AZ	3,943,827	320	63.8%	2007	55,200,000	3,046,468	9,520
Embassy Suites Huntsville, AL	3,327,532	295	78.2%	2006	36,200,000	2,640,907	8,952
Residence Inn by Marriott Kansas City, MO	1,529,411	152	80.9%	2007	16,176,188	1,131,392	7,443
Total / Wtd. Avg.	$32,933,903	1,869	74.8%		$367,320,502	$26,933,534	$14,411

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Hammons Hotel Portfolio Properties of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. See “—Appraisals” below.

The following table presents certain information relating to the 2014 demand analysis with respect to the Hammons Hotel Portfolio Properties based on market segmentation, as provided in the appraisals for the Hammons Hotel Portfolio Properties:

Estimated 2014 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure	Government
Embassy Suites Concord, NC	70.0%	15.0%	15.0%	0.0%
Embassy Suites Murfreesboro, TN	45.0%	45.0%	10.0%	0.0%
Embassy Suites Norman, OK	35.0%	45.0%	15.0%	5.0%
Courtyard by Marriott Dallas/Allen, TX	40.0%	20.0%	40.0%	0.0%
Renaissance by Marriott Phoenix/Glendale, AZ	10.0%	45.0%	45.0%	0.0%
Embassy Suites Huntsville, AL	40.0%	30.0%	10.0%	20.0%
Residence Inn by Marriott Kansas City, MO	20.0%	20.0%	20.0%	40.0%

(1)	Source: Appraisals.

The following tables present certain information relating to historical occupancy, ADR and RevPAR at the Hammons Hotel Portfolio Properties:

Hammons Hotel Portfolio(1)

	2010	2011	2012	2013	2014	TTM June 2015
Occupancy(2)	63.9%	66.0%	68.6%	72.1%	73.9%	74.8%
ADR	$120.36	$121.21	$122.00	$122.95	$127.57	$130.39
RevPAR	$76.85	$79.98	$83.66	$88.59	$94.27	$97.59

(1)	As provided by the borrower.

(2)	Reflects average occupancy as of December 31 for the specified year unless otherwise noted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hammons Hotel Portfolio Properties(1)

	2010			2011			2012
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Embassy Suites Concord, NC	70.4%	$131.65	$92.69	70.0%	$133.41	$93.41	72.3%	$137.23	$99.16
Embassy Suites Murfreesboro, TN	64.5%	$124.62	$80.39	64.0%	$127.03	$81.28	70.5%	$126.27	$88.97
Embassy Suites Norman, OK	59.4%	$114.39	$67.97	59.1%	$116.10	$68.63	67.6%	$112.29	$75.91
Courtyard by Marriott Dallas/Allen, TX	47.9%	$93.70	$44.93	66.5%	$99.18	$66.00	72.0%	$104.98	$75.58
Renaissance by Marriott Phoenix/Glendale, AZ	58.5%	$142.83	$83.52	55.7%	$147.42	$82.09	53.2%	$147.42	$78.36
Embassy Suites Huntsville, AL	77.0%	$113.04	$87.07	78.4%	$113.42	$88.94	77.4%	$113.47	$87.80
Residence Inn by Marriott Kansas City, MO	66.9%	$101.77	$68.09	71.0%	$99.39	$70.59	69.6%	$103.42	$71.97
Hammons Hotel Portfolio Properties	63.90%	$120.36	$76.85	66.0%	$121.21	$79.98	68.6%	$122.00	$83.66

	2013			2014			TTM June 2015
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Embassy Suites Concord, NC	71.4%	$139.80	$99.87	74.2%	$146.44	$108.72	75.5%	$147.60	$111.43
Embassy Suites Murfreesboro, TN	76.2%	$129.23	$98.42	78.5%	$133.64	$104.94	78.0%	$134.42	$104.82
Embassy Suites Norman, OK	72.8%	$115.41	$84.00	74.1%	$118.12	$87.57	74.3%	$118.40	$87.99
Courtyard by Marriott Dallas/Allen, TX	75.0%	$111.78	$83.80	75.5%	$113.96	$86.00	77.9%	$115.61	$90.01
Renaissance by Marriott Phoenix/Glendale, AZ	60.1%	$141.54	$85.00	59.8%	$149.77	$89.57	63.8%	$163.99	$104.66
Embassy Suites Huntsville, AL	74.2%	$113.48	$84.21	78.6%	$115.22	$90.56	78.2%	$114.52	$89.55
Residence Inn by Marriott Kansas City, MO	81.0%	$97.75	$79.19	82.3%	$105.81	$87.04	80.9%	$106.41	$86.03
Hammons Hotel Portfolio Properties	72.1%	$122.95	$88.59	73.9%	$127.57	$94.27	74.8%	$130.39	$97.59

(1)	As provided by the borrower.

(2)	Reflects average occupancy as of December 31 for the specified year unless otherwise noted.

The following table presents certain information relating to the historical penetration rates for the Hammons Hotel Portfolio Properties, as provided in the June 2015 travel research reports:

Historical Penetration Rates(1)

	TTM June 2013			TTM June 2014			TTM June 2015
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Embassy Suites Concord, NC	106.7%	127.9%	136.5%	104.1%	130.7%	136.1%	102.0%	127.1%	129.7%
Embassy Suites Murfreesboro, TN	110.3%	132.7%	146.5%	115.3%	131.8%	152.1%	109.8%	132.5%	145.5%
Embassy Suites Norman, OK	101.8%	115.5%	117.6%	115.9%	112.4%	130.3%	124.7%	114.5%	142.8%
Courtyard by Marriott Dallas/Allen, TX	109.7%	115.3%	126.4%	100.4%	115.7%	116.2%	106.9%	111.5%	119.2%
Renaissance by Marriott Phoenix/Glendale, AZ	94.0%	113.2%	106.4%	99.6%	109.9%	109.5%	102.0%	108.9%	111.1%
Embassy Suites Huntsville, AL	132.8%	116.5%	154.8%	132.5%	119.5%	158.4%	130.7%	117.8%	154.0%
Residence Inn by Marriott Kansas City, MO	110.9%	135.9%	150.7%	119.3%	133.2%	158.9%	107.9%	135.7%	146.5%

(1)	Source: June 2015 travel research reports.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hammons Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$61,425,531	$64,130,610	$66,391,088	$64,811,132	$34,677
Food & Beverage Revenue(2)	33,448,924	35,898,278	38,903,418	37,037,054	19,817
Other Operating Revenue	2,853,230	2,749,355	2,835,248	2,633,773	1,409
Total Revenue	$97,727,685	$102,778,243	$108,129,754	$104,481,960	$55,903

Room Expense	$15,260,928	$15,727,948	$16,151,008	$15,835,594	$8,473
Food & Beverage Expense	16,262,019	17,024,443	17,715,009	16,864,241	9,023
Other Operating Expense	1,671,361	1,648,390	1,743,394	1,703,452	911
Total Departmental Expense	$33,194,308	$34,400,781	$35,609,411	$34,403,288	$18,407
Total Undistributed Expense	28,982,253	30,959,247	31,369,431	32,367,283	17,318
Total Fixed Expense(3)	5,876,809	6,659,044	6,885,581	6,598,578	3,531
Total Operating Expenses	$68,053,370	$72,019,072	$73,864,423	$73,369,148	$39,256

Net Operating Income	$29,674,315	$30,759,171	$34,265,331	$31,112,812	$16,647
FF&E	3,909,107	4,111,130	4,325,190	4,179,278	2,236
Net Cash Flow	$25,765,208	$26,648,041	$29,940,141	$26,933,534	$14,411

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten food & beverage revenue includes approximately $6.3 million of revenue attributed to operations from the space lease interest in the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property.

(3)	Underwritten total fixed expense includes space lease rent associated with the Renaissance by Marriott Phoenix/Glendale, AZ Property ($1,419,741) and ground lease rent associated with the Embassy Suites Huntsville, AL Property ($224,595).

■	Appraisals. According to the appraisals, dated between June 8, 2015 and June 11, 2015, the Hammons Hotel Portfolio Properties had an aggregate “as-is” appraised value of $363,750,000 and a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties ($1,944,314 for the Courtyard by Marriott Dallas/Allen, TX Property, $650,000 for the Renaissance by Marriott Phoenix/Glendale, AZ and $976,188 for the Residence Inn by Marriott Kansas City, MO Property). The Hammons Hotel Portfolio Properties have an aggregate “as stabilized” appraised value of $371,300,000, based on the “as stabilized” appraised values for the three Marriott properties as of dates ranging from June 2016 to June 2017 assuming stabilized occupancy and completion of the franchise mandated capital improvements at the three Marriott properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Environmental Matters. According to a Phase I environmental report, dated June 25, 2015, a landfill was historically present at the Embassy Suites Huntsville, AL Property. A prior Phase II environmental report, dated September 22, 2008, identified arsenic in soil samples at concentrations in excess of the Alabama Department of Environmental Management (ADEM) preliminary screening levels for both commercial and residential use. The Phase I environmental consultant identified the landfill as a recognized environmental condition due to the elevated arsenic concentrations. Based on the non-volatile nature of the fill materials, the concrete and asphalt caps formed by the parking lot and building and the Embassy Suites Huntsville, AL Property’s commercial use, the Phase I environmental report recommended no further action.

According to the other Phase I environmental reports, each dated June 24, 2015 or June 25, 2015, there are no recognized environmental conditions or recommendations for further action at any of the other Hammons Hotel Portfolio Properties.

■	Market Overview and Competition. The Hammons Hotel Portfolio consists of seven hotel properties with two different flags and four different brands. The Hammons Hotel Portfolio Properties are located within seven separate markets across seven states.

Embassy Suites Concord, NC Property

The Embassy Suites Concord, NC Property is located in the Concord, North Carolina market near Charlotte, North Carolina. According to the appraisal, the Embassy Suites Concord, NC Property’s competitive set collectively had an average occupancy of 74.0%, ADR of $121.80, and RevPAR of $89.87 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Concord, NC Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Concord, NC	308	2007	75%	$147.37	$109.94
Homewood Suites Charlotte North University Research Park	112	1990	73%	$95.00	$69.35
Residence Inn Charlotte University Research Park	91	1988	74%	$100.00	$74.00
Hilton Charlotte University Place	393	1986	71%	$135.00	$95.85
Courtyard Charlotte University Research Park	152	1990	71%	$110.00	$78.10
Holiday Inn Charlotte University Executive Park	174	1989	76%	$95.00	$72.20
Residence Inn Charlotte/Concord	130	2009	77%	$117.00	$90.09
Courtyard Charlotte/Concord	123	2009	77%	$125.00	$96.25
Hilton Garden Inn Charlotte/Concord	118	2010	76%	$110.00	$83.60

(1)	Source: Appraisal.

Embassy Suites Murfreesboro, TN Property

The Embassy Suites Murfreesboro, TN Property is located in the Murfreesboro, Tennessee submarket near Nashville, Tennessee. According to the appraisal, the Embassy Suites Murfreesboro, TN Property’s competitive set collectively had an average occupancy of 79.0%, ADR of $119.13, and RevPAR of $92.45 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Murfreesboro, TN Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Murfreesboro, TN	283	2008	78%	$133.64	$104.29
Residence Inn by Marriott Murfreesboro	112	2015	80%	$130.00	NA
Hilton Garden Inn Murfreesboro	100	2014	70%	$135.00	$94.51
Hampton Inn & Suites Murfreesboro	101	2007	82%	$125.00	$102.50
Candlewood Suites Murfreesboro	85	2010	90%	$87.00	$78.30
Fairfield Inn-Murfreesboro	69	2005	83%	$102.00	$84.66
DoubleTree Hotel Murfreesboro	168	1988	78%	$112.00	$87.36
Comfort Suites Murfreesboro	82	2007	76%	$90.00	$68.40

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Embassy Suites Norman, OK Property

The Embassy Suites Norman, OK Property is located in the Norman, Oklahoma submarket near Oklahoma City, Oklahoma. According to the appraisal, the Embassy Suites Norman, OK Property’s competitive set collectively had an average occupancy of 62.2%, ADR of $105.29, and RevPAR of $66.17 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Norman, OK Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Norman, OK	283	2008	74%	$118.18	$87.19
Embassy Suites Oklahoma City	236	1982	65%	$108.00	$70.20
Sheraton Reed Conference Center Norman	151	2006	60%	$102.00	$61.20
Courtyard by Marriott Norman	113	2009	70%	$95.50	$66.85
Sheraton Oklahoma City	396	1976	59%	$131.50	$77.59
The Norman (formerly Holiday Inn) Norman	149	1984	40%	$72.00	$28.80
The Tower (formerly Marriott) Oklahoma City	354	1985	60%	$83.50	$50.10
Hilton Garden Inn Norman	121	2008	69%	$102.00	$70.38

(1)	Source: Appraisal.

Courtyard by Marriott Dallas/Allen, TX Property

The Courtyard by Marriott Dallas/Allen, TX Property is located in the Allen, Texas submarket near Dallas, Texas. According to the appraisal, the Courtyard by Marriott Dallas/Allen, TX Property’s competitive set collectively had an average occupancy of 72.1%, ADR of $109.86, and RevPAR of $79.60 as of TTM March 2015.

The following table presents certain information relating to the primary competition for the Courtyard by Marriott Dallas/Allen, TX Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM March 2015 Occupancy	TTM March 2015 ADR	TTM March 2015 RevPAR
Courtyard by Marriott Dallas/Allen, TX	228	2010	76%	$114.83	$87.80
Hilton Garden Inn Allen	150	2002	69%	$107.36	$73.86
Holiday Inn Express & Suites Allen	87	2006	70%	$103.23	$72.36
Hampton Inn & Suites Allen	103	2006	73%	$112.42	$82.52
Holiday Inn & Suites McKinney	99	2008	68%	$112.51	$76.84
La Quinta Inn & Suites Allen	90	2008	69%	$77.38	$53.08
Homewood Suites	114	2010	75%	$129.33	$97.00

(1)	Source: Appraisal.

Renaissance by Marriott Phoenix/Glendale, AZ Property

The Renaissance by Marriott– Phoenix/Glendale, AZ Property is located in the Glendale, Arizona submarket, near Phoenix, Arizona. According to the appraisal, the Renaissance by Marriott Phoenix/Glendale, AZ Property and its competitive set collectively had an average occupancy of 63.3%, ADR of $129.40, and RevPAR of $80.89 as of TTM December 2014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the Renaissance by Marriott Phoenix/Glendale, AZ Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM December 2014 Occupancy	TTM December 2014 ADR	TTM December 2014 RevPAR
Renaissance by Marriott Phoenix/Glendale, AZ	320	2007	60%	$149.77	$89.32
Courtyard Phoenix West/Avondale-Phoenix	127	2008	64%	$110.00	$70.40
Comfort Suites University Phoenix Stadium-Glendale	100	2008	66%	$98.00	$64.68
Hampton Inn & Suites Phoenix Glendale-Westgate-Glendale	149	2007	70%	$95.00	$66.50
Residence Inn Glendale Sports & Ent. Dist.–Glendale	126	2007	68%	$120.00	$81.60
SpringHill Suites Glendale Sports & Ent. Dist.–Glendale	120	2007	65%	$90.00	$58.50
Wigwam Resort & Spa-Litchfield Park	331	1929	60%	$160.00	$96.00

(1)	Source: Appraisal.

Embassy Suites Huntsville, AL Property

The Embassy Suites Huntsville, AL Property is located in the Huntsville, Alabama metropolitan statistical area. According to the appraisal, the Embassy Suites Huntsville, AL Property’s competitive set collectively had an average occupancy of 65.9%, ADR of $106.94, and RevPAR of $71.21 as of TTM May 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Huntsville, AL Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM May 2015 Occupancy	TTM May 2015 ADR	TTM May 2015 RevPAR
Embassy Suites Huntsville, AL	295	2006	79%	$114.17	$89.65
Marriott Huntsville	290	1986	61%	$112.00	$68.32
Hilton Garden Inn Huntsville	101	2005	67%	$101.00	$67.67
Holiday Inn Huntsville	200	1986	57%	$89.00	$50.73
Westin Huntsville	210	2008	70%	$125.00	$87.50
Four Points Huntsville	146	1996	55%	$85.00	$46.75

(1)	Source: Appraisal.

Residence Inn by Marriott Kansas City, MO Property

The Residence Inn by Marriott Kansas City, MO Property is located in the Kansas City, Missouri market. According to the appraisal, the Residence Inn by Marriott Kansas City, MO Property’s competitive set collectively had an average occupancy of 75.0%, ADR of $86.73, and RevPAR of $65.42 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Residence Inn by Marriott Kansas City, MO Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Residence Inn by Marriott Kansas City, MO	152	2007	83%	$106.45	$88.32
Four Points Kansas City	200	1974	65%	$83.00	$53.95
Chase Suites Kansas City	112	1986	70%	$73.70	$51.59
Courtyard by Marriott Kansas City	149	1990	83%	$107.00	$88.81
Drury Inn & Suites Kansas City Airport Kansas City	122	1998	75%	$77.50	$58.13
Extended Stay America KCI Kansas City	89	1998	75%	$50.50	$37.88
Hyatt Place Kansas City	134	1999	80%	$105.00	$84.00
Holiday Inn KCI Kansas City	141	2006	75%	$74.00	$55.50
Candlewood Suites Kansas City	88	2010	75%	$74.00	$55.50

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrowers. The borrowers are JQH-Allen Development, LLC, JQH-Concord Development, LLC, JQH-Glendale, AZ Development, LLC, Hammons of Huntsville, LLC, JQH-Kansas City Development, LLC, JQH-Murfreesboro Development, LLC, and JQH-Norman Development, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Hammons Hotel Portfolio Loan Combination. The Revocable Trust of John Q. Hammons, dated December 28, 1989, as Amended and Restated (“JQH”), an indirect owner of the borrowers, is the non-recourse carveout guarantor under the Hammons Hotel Portfolio Loan Combination.

The borrowers are indirectly wholly owned by JQH. As of October 2015, JQH indirectly owns and manages 37 hotels. JQH is required to maintain a minimum net worth and liquidity of $100 million (excluding the equity in the Hammons Hotel Portfolio Properties) and $7 million, respectively, throughout the term of the Hammons Hotel Portfolio Loan.

As security for a line of credit, JQH has pledged its ownership interest in John Q. Hammons Hotels Development, LLC, which is the parent entity of 4 of the borrowers as well as 2 other affiliates who own hotel properties that are not part of the collateral for the Hammons Hotel Portfolio Loan. The lender under that credit line has alleged a breach of representations and warranties related to certain net worth requirements of the JQH, the guarantor on the line of credit, and certain other defaults, including a violation of a loan-to-value covenant with respect to permitted indebtedness. Additionally, JD Holdings, LLC and Atrium Hotels, L.P., 2 companies controlled by Jonathan Eilian, have filed suit against the borrowers, JQH and certain other affiliates regarding rights under the partnership agreement for Atrium Hotels, L.P. and a certain right of first refusal agreement. These agreements and the related litigations may result in the marketing of the properties for sale, and JD Holdings, LLC or an affiliate would then be entitled to exercise certain rights of first refusal with respect to the Hammons Hotel Portfolio Properties. See“—Release of Collateral” below and “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus and the related exceptions to the representations and warranties set forth on Annex E-2 to the Free Writing Prospectus.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $3,172,482, (ii) a space rent reserve in the amount of $672,974 for eight months of the space rent payment associated with the Renaissance by Marriott Phoenix/Glendale, AZ Property and two months of the fixed ground rent payment associated with the Embassy Suites Huntsville, AL Property ground lease, and (iii) property improvement plan reserves to maintain the three Marriott properties in accordance with the applicable brand standards in the amount of $5,000,000 for the Renaissance by Marriott Phoenix/Glendale, AZ Property, $1,940,000 for the Courtyard by Marriott Dallas/Allen, TX Property, and $950,000 for the Residence Inn by Marriott Kansas City, MO Property related to capital expenditures and any future brand standard improvements.

On each due date, the borrowers will be required to fund (i) a tax, ground rent and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes, ground rent and insurance premiums over the then succeeding 12-month period (but excluding any payments in respect of taxes or insurance premiums to be made directly by one or more tenants or a ground lessor); provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Hammons Hotel Portfolio Loan documents and there is no continuing event of default and (ii) a FF&E reserve in the amount of: (a) on each due date from October 2015 through and including September 2016, $360,433, (b) beginning on the due date in October 2016, the greater of (1) the monthly amount required to be reserved for each Hammons Hotel Portfolio Property pursuant to the applicable franchise agreement for the replacement of furniture, fixtures and equipment and (2) one-twelfth of 4% of the operating income for each Hammons Hotel Portfolio Property (or, in the case of the Renaissance by Marriott Glendale, AZ Property beginning on the due date in October 2017, one-twelfth of 5% of the operating income) for the previous 12-month period (as determined on August 31 of each year).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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In addition, on each due date during the continuance of a Hammons Hotel Portfolio Trigger Period, the Hammons Hotel Portfolio Loan documents require an excess cash reserve or a property improvement plan reserve as discussed under “—Lockbox and Cash Management” below.

A “Hammons Hotel Portfolio Trigger Period” means any period (i) commencing upon the net operating income (as calculated under the Hammons Hotel Portfolio Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below the product of (x) $29,940,142 minus the net operating income as of the origination date of any Hammons Hotel Portfolio Property that has been released from the lien of the Hammons Hotel Portfolio Loan documents, times (y) 85%, and ending at the conclusion of the second consecutive fiscal quarter for which the net operating income is greater than or equal to such threshold; (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Hammons Hotel Portfolio Trigger Period is ongoing; (iii) during the continuance of a Hammons Hotel Portfolio Franchise Trigger Period; and (iv) commencing when the borrower sponsor fails to maintain a net worth in excess of $100,000,000 excluding any assets attributable to the Hammons Hotel Portfolio Properties or liquid assets in excess of $7,000,000 (excluding any funds that are held by the lender in one or more accounts and sub-accounts established pursuant to the Hammons Hotel Portfolio Loan documents) and ending when such net worth and liquid assets thresholds are satisfied.

A “Hammons Hotel Portfolio Franchise Trigger Period” means any period (a) commencing upon the occurrence of either (i) the failure to deliver, among other things, a replacement franchise agreement or management agreement (or an extension or written commitment by the applicable franchisor of an existing franchise agreement) with a term that extends at least 3 years beyond the maturity date of the Hammons Hotel Portfolio Loan Combination at least 18 months prior to the expiration date of such franchise agreement or (ii) the implementation of a property improvement plan as a condition to entering a replacement franchise agreement or the extension of the existing franchise agreement (other than the capital expenditures related to the upfront reserves for the Renaissance by Marriott Phoenix/Glendale, AZ Property, the Courtyard by Marriott Dallas/Allen, TX Property and the Residence Inn by Marriott Kansas City, MO Property described under “—Escrows” above) and (b) ending at the date upon which (x) the borrowers deliver, among other things, a replacement franchise agreement or management agreement (or an extension or written commitment by the applicable franchisor of an existing franchise agreement) with a term that extends at least 3 years beyond the maturity date of the Hammons Hotel Portfolio Loan Combination, and (y) if a property improvement plan is required in connection with such replacement (or extension or written commitment), the earlier to occur of (A) such property improvement plan being completed to the satisfaction of the applicable franchisor, (B) the balance in the property improvement plan reserve account being greater than or equal to 100% of the estimated cost to complete such property improvement plan, or (C) the delivery to the lender of a letter of credit in an amount equal to 100% of the estimated cost to complete such property improvement plan.

■	Lockbox and Cash Management. The Hammons Hotel Portfolio Loan Combination is structured with a hard lockbox and springing cash management. The Hammons Hotel Portfolio Loan documents require the borrowers to direct credit card companies to remit all credit card receivables directly to one or more lender-controlled lockbox accounts, and require that all cash revenues relating to the Hammons Hotel Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Hammons Hotel Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day that no Hammons Hotel Portfolio Trigger Period or event of default under the Hammons Hotel Portfolio Loan Combination is continuing, all funds in the lockbox accounts are required to be swept into one or more borrower-controlled operating accounts. On each business day during the continuance of a Hammons Hotel Portfolio Trigger Period or an event of default, all funds in the lockbox accounts are required to be swept into a lender-controlled cash management account and, at lender’s discretion during an event of default under the Hammons Hotel Portfolio Loan Combination, (a) be used to pay debt service, required reserves and operating expenses, and (b) for all remaining amounts, be reserved in (i) an excess cash flow reserve account during the continuance of a Hammons Hotel Portfolio Trigger Period (other than as described in clause (ii) below) or event of default or (ii) a property improvement plan reserve account during the continuance of a Hammons Hotel Portfolio Trigger Period caused by a Hammons Hotel Portfolio Franchise

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Trigger Period (up to a cap of 100% of the estimated cost to complete the property improvement plan, less amounts then on deposit).

During the continuance of an event of default under the Hammons Hotel Portfolio Loan Combination, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Hammons Hotel Portfolio Loan Combination to amounts payable under the Hammons Hotel Portfolio Loan documents and/or toward the payment of expenses of the Hammons Hotel Portfolio Properties, in such order of priority as the lender may determine.

■	Property Management. The Hammons Hotel Portfolio Properties are managed by John Q. Hammons Hotels Management, LLC pursuant to a management agreement. Under the Hammons Hotel Portfolio Loan documents, the Hammons Hotel Portfolio Properties are required to remain managed by (i) John Q. Hammons Hotels Management, LLC, (ii) Winegardner & Hammons, Inc. and John Q. Hammons Accounting Services, LLC for certain financial and accounting services for the Hammons Hotel Portfolio Properties, while John Q. Hammons Hotels Management, LLC is the property manager for any Hammons Hotel Portfolio Property, (iii) any management company that is affiliated with the franchisor or licensor of a franchise, (iv) any reputable and experienced professional hotel management company meeting certain experience requirements under the Hammons Hotel Portfolio Loan documents that is approved by the applicable franchisor, or (v) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Hammons Hotel Portfolio Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Ground Leases and Space Lease. The borrower for the Embassy Suites Concord, NC Property is a tenant under a ground lease underlying the convention center at the Embassy Suites Concord, NC Property (the ”Embassy Suites Concord Ground Lease”). The Embassy Suites Concord Ground Lease has an expiration date of December 9, 2059 (with three extension options through December 9, 2089). No ground rent is payable prior to November 21, 2022, at which time an annual ground lease payment of 0.25% of adjusted room sales for the previous calendar year (estimated to be approximately $27,188) will be due. The borrower for the Renaissance by Marriott Phoenix/Glendale, AZ Property is a tenant under a space lease for the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property. The space lease has an expiration date of January 29, 2063 (with two extension options through January 29, 2083). The annual lease payment under the space lease is currently $1,419,741, calculated based on a fixed component of $985,725 plus a variable component based on the trailing 12-month revenue generated from the parking garage and expo hall. The borrower for the Embassy Suites Huntsville, AL Property is a tenant under a ground lease for the hotel and parking garage at the Embassy Suites Huntsville, AL Property (the ”Embassy Suites Huntsville Ground Lease”). The Embassy Suites Huntsville Ground Lease has a term through February 15, 2104, and an annual ground lease payment of $224,595.

■	Release of Collateral. Provided no monetary default or event of default under the Hammons Hotel Portfolio Loan Combination is then continuing, at any time prior to the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan Combination and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited, the borrowers may obtain the release of one or more of the Hammons Hotel Portfolio Properties from the lien of the Hammons Hotel Portfolio Loan documents in connection with a bona fide third-party sale of such property or properties, subject to the satisfaction of certain conditions set forth in the Hammons Hotel Portfolio Loan documents, including among others: (i) prepayment in an amount equal to 115% of the allocated loan amount for each Hammons Hotel Portfolio Property being released and a prepayment fee equal to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMMONS HOTEL PORTFOLIO

the greater of (a) a yield maintenance premium calculated based on the excess, if any, of the present values of the remaining scheduled principal and interest payments, over the outstanding principal balance of the Hammons Hotel Portfolio Loan Combination (calculated based on the portion being prepaid), and (b) 1% of the principal amount being prepaid; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Hammons Hotel Portfolio Loan documents) for the remaining Hammons Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release; (iii) delivery of a Rating Agency Confirmation with respect to such partial release; and (iv) the satisfaction of certain REMIC requirements.

Provided no event of default under the Hammons Hotel Portfolio Loan Combination is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan Combination and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited, the borrowers may obtain the release of one or more of the Hammons Hotel Portfolio Properties from the lien of the Hammons Hotel Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Hammons Hotel Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the lesser of (A) 115% of the allocated loan amount for each Hammons Hotel Portfolio Property being released and (B) the outstanding principal balance of the Hammons Hotel Portfolio Loan Combination, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Hammons Hotel Portfolio Loan documents) for the remaining Hammons Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release; (iii) delivery of a Rating Agency Confirmation with respect to such partial defeasance; and (iv) the satisfaction of certain REMIC requirements.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Hammons Hotel Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Hammons Hotel Portfolio Loan Combination as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Hammons Hotel Portfolio Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Hammons Hotel Portfolio Properties are separately allocated to the Hammons Hotel Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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145

JW MARRIOTT SANTA MONICA LE MERIGOT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Santa Monica, California	Cut-off Date Principal Balance(2)		$31,162,303
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$356,140.61
Size (Rooms)	175	Percentage of Initial Pool Balance		2.8%
Total TTM Occupancy as of 8/31/2015	97.5%	Number of Related Mortgage Loans		2
Owned TTM Occupancy as of 8/31/2015	97.5%	Type of Security		Leasehold
Year Built / Latest Renovation	1999 / 2013-2014	Mortgage Rate		4.9700%
Appraised Value	$104,000,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest-Only Period (Months)		NAP
Underwritten Revenues	$25,647,276	Borrower Sponsor(3)		William J. Yung III
Underwritten Expenses	$17,260,703
Underwritten Net Operating Income (NOI)	$8,386,572	Escrows
Underwritten Net Cash Flow (NCF)	$7,104,208		Upfront	Monthly
Cut-off Date LTV Ratio(1)	59.9%	Taxes	$533,964	$66,746
Maturity Date LTV Ratio(1)	55.3%	Insurance	$70,120	$23,373
DSCR Based on Underwritten NOI / NCF(1)	2.09x / 1.77x	FF&E	$0	$106,864
Debt Yield Based on Underwritten NOI / NCF(1)	13.5% / 11.4%	Other(4)	$10,546,162	$136,125

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$62,400,000	78.4%	Loan Payoff	$34,658,321	43.5%
Subordinate Debt	17,000,000	21.4	Principal Equity Distribution	32,999,819	41.5
Other Sources	185,000	0.2	Reserves	11,150,246	14.0
			Closing Costs	776,615	1.0

Total Sources	$79,585,000	100.0%	Total Uses	$79,585,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the JW Marriott Santa Monica Le Merigot loan combination.

(2)	The JW Marriott Santa Monica Le Merigot Loan, with an outstanding principal balance as of the Cut-off Date of $31,162,303, is evidenced by the controlling note A-1, and is part of the $62,400,000 JW Marriott Santa Monica Le Merigot Loan Combination, which is evidenced by two pari passu notes. The companion loan, evidenced by the non-controlling note A-2 which has an outstanding principal balance as of the Cut-off Date of $31,162,303, is expected to be contributed to one or more future securitization transactions.

(3)	Columbia Sussex Corporation and CSC Holdings, LLC are the non-recourse carveout guarantors.

(4)	Other upfront reserve represents an upfront ground rent reset economic holdback reserve of $9,881,593, a seasonality reserve of $389,819, ground lease reserve of $272,250 and comfort letter reserve of $2,500. The monthly other reserve represents a ground lease reserve of $136,125. A monthly seasonality reserve calculated pursuant to the JW Marriott Santa Monica Le Merigot Loan documents is also required.

The following table presents certain information relating to the trailing 12-month August 31, 2015 penetration rates relating to the JW Marriott Santa Monica Le Merigot Property and various market segments, as provided in the August 2015 travel research report for the JW Marriott Santa Monica Le Merigot Property:

TTM August 31, 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
JW Marriott Santa Monica Le Merigot	120.2%	85.0%	102.2%

(1)	Source: August 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the JW Marriott Santa Monica Le Merigot Property:

JW Marriott Santa Monica Le Merigot(1)

	2013	2014	TTM 8/31/2015
Occupancy	98.8%	99.5%	97.5%
ADR	$290.34	$316.36	$317.79
RevPAR	$286.82	$314.88	$309.86

(1)	Source: August 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

146

JW MARRIOTT SANTA MONICA LE MERIGOT

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the JW Marriott Santa Monica Le Merigot Property:

Cash Flow Analysis

	2012	2013	2014	TTM 8/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$15,249,042	$17,776,376	$19,455,895	$19,738,506	$19,738,506	$112,791
Food & Beverage Revenue	3,044,616	3,966,611	4,208,318	4,041,499	4,041,499	23,094
Other Revenue(1)	1,822,660	1,936,990	1,925,553	1,867,270	1,867,270	10,670
Total Revenue	$20,116,318	$23,679,978	$25,589,767	$25,647,276	$25,647,276	$146,556

Room Expense	$3,064,597	$3,341,882	$3,553,352	$3,491,810	$3,947,701	$22,558
Food & Beverage Expense	2,201,919	2,604,354	2,759,161	2,688,703	2,688,703	15,364
Other Expense	897,028	891,841	925,586	935,822	732,328	4,185
Total Departmental Expense	$6,163,544	$6,838,077	$7,238,099	$7,116,335	$7,368,733	$42,107
Total Undistributed Expense	4,680,980	5,569,687	5,947,675	5,926,291	6,443,272	36,819
Total Fixed Charges	2,930,876	2,936,718	2,875,798	2,867,617	3,448,699	19,707
Total Operating Expenses	$13,775,400	$15,344,481	$16,061,572	$15,910,243	$17,260,703	$98,633

Net Operating Income	$6,340,918	$8,335,496	$9,528,195	$9,737,032	$8,386,572	$47,923
FF&E	1,005,816	1,183,999	1,279,488	1,282,364	1,282,364	7,328
Net Cash Flow	$5,335,102	$7,151,498	$8,248,707	$8,454,668	$7,104,208	$40,595

(1)	Other Revenue consists of guaranteed no-show revenue, attrition revenue, office & building rental and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

147

WILSHIRE CATALINA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance		$27,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$119.38
Size (SF)	226,165	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 10/1/2015	72.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2015	72.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1951 / NAP	Mortgage Rate		4.4400%
Appraised Value	$42,500,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	36
		Borrower Sponsor(1)	David Y. Lee

Underwritten Revenues	$3,500,207
Underwritten Expenses	$1,156,147	Escrows
Underwritten Net Operating Income (NOI)	$2,344,060		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,112,841	Taxes	$152,451	$19,053
Cut-off Date LTV Ratio	63.5%	Insurance	$15,414	$7,707
Maturity Date LTV Ratio	59.5%	Replacement Reserves	$0	$3,747
DSCR Based on Underwritten NOI / NCF	1.44x / 1.30x	TI/LC(2)	$0	$18,847
Debt Yield Based on Underwritten NOI / NCF	8.7% / 7.8%	Other(3)	$92,589	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,000,000	99.8%	Loan Payoff	$17,698,302	65.4%
Other Sources	50,000	0.2	Principal Equity Distribution	8,670,227	32.1
			Closing Costs	421,017	1.6
			Reserves	260,454	1.0
Total Sources	$27,050,000	100.0%	Total Uses	$27,050,000	100.0%

(1)	David Y. Lee is the non-recourse carveout guarantor under the Wilshire Catalina Loan.

(2)	TI/LC reserve capped at $1,130,823.

(3)	Upfront other reserve is comprised of $67,651 for free rent and $24,938 for deferred maintenance.

The following table presents certain information relating to the major tenants at the Wilshire Catalina Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Pathways LA	NR / NR / NR	18,613	8.2%	$332,704	10.9%	$17.87	8/31/2019	2, 5-year options
Chase Executive Suite	NR / NR / NR	16,341	7.2	282,765	9.2	17.30	11/30/2019	NA
Hollywood Enterprises	NR / NR / NR	8,040	3.6	246,989	8.1	30.72	6/30/2016	1, 5-year option
Marian Health	NR / NR / NR	13,262	5.9	241,809	7.9	18.23	5/31/2017	1, 5-year option
Educating Young Minds	NR / NR / NR	10,098	4.5	181,764	5.9	18.00	5/31/2017	NA
Uniti Bank	NR / NR / NR	6,064	2.7	163,000	5.3	26.88	3/31/2019	1, 5-year option
LA Pacific College	NR / NR / NR	5,351	2.4	92,594	3.0	17.30	2/28/2018	NA
Rodrigue Colaianni	NR / NR / NR	5,287	2.3	89,293	2.9	16.89	10/15/2015	NA
Kaplan, Lim, Brignoni & Ceniza	NR / NR / NR	4,910	2.2	88,380	2.9	18.00	12/31/2016	NA
American Lung Association	NR / NR / NR	4,117	1.8	78,278	2.6	19.01	11/30/2017	1, 5-year option
Ten Largest Tenants		92,083	40.7%	$1,797,575	58.7%	$19.52
Remaining Tenants		72,891	32.2	1,262,171	41.3	17.32
Vacant		61,191	27.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		226,165	100.0%	$3,059,747	100.0%	$18.55

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

148

WILSHIRE CATALINA

The following table presents the lease rollover schedule at the Wilshire Catalina Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	16,564	7.3%	7.3%	$224,504	7.34%	$13.55	17
2015	0	0.0	7.3%	0	0.0	0.00	0
2016	26,483	11.7	19.0%	567,894	18.6	21.44	11
2017	43,614	19.3	38.3%	804,633	26.3	18.45	17
2018	25,754	11.4	49.7%	463,616	15.2	18.00	11
2019	51,000	22.5	72.3%	942,882	30.8	18.49	9
2020	0	0.0	72.3%	0	0.0	0.00	0
2021	0	0.0	72.3%	0	0.0	0.00	0
2022	0	0.0	72.3%	0	0.0	0.00	0
2023	1,559	0.7	72.9%	56,217	1.8	36.06	1
2024	0	0.0	72.9%	0	0.0	0.00	0
2025	0	0.0	72.9%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	72.9%	0	0.0	0.00	0
Vacant	61,191	27.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	226,165	100.0%		$3,059,747	100.0%	$18.55	66

The following table presents certain information relating to historical leasing at the Wilshire Catalina Property:

Historical Leased %(1)

	2012	2013	2014	10/1/2015
Owned Space	65.1%	59.1%	62.8%	72.9%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise specified.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Wilshire Catalina Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$2,516,115	$2,124,978	$2,200,942	$2,551,065	$2,998,320	$13.26
Contractual Rent Steps(2)	0	0	0	0	61,427	0.27
Gross Up Vacancy	0	0	0	0	1,195,640	5.29
Total Rent	$2,516,115	$2,124,978	$2,200,942	$2,551,065	$4,255,386	$18.82
Total Reimbursables	29,622	21,415	9,350	14,700	14,700	0.06
Other Income	221,658	236,296	375,720	402,516	425,761	1.88
Vacancy & Credit Loss	0	0	0	0	(1,195,640)	(5.29)
Effective Gross Income	$2,767,395	$2,382,689	$2,586,012	$2,968,281	$3,500,207	$15.48

Real Estate Taxes	$238,851	$239,741	$234,364	$237,453	$221,820	$0.98
Insurance	20,589	21,519	24,649	25,353	114,139	0.50
Management Fee	83,022	71,481	77,580	89,048	105,006	0.46
Other Operating Expenses	727,435	603,470	632,952	684,201	715,182	3.16
Total Operating Expenses	$1,069,897	$936,211	$969,546	$1,036,055	$1,156,147	$5.11

Net Operating Income	$1,697,499	$1,446,478	$1,616,466	$1,932,226	$2,344,060	$10.36
TI/LC	0	0	0	0	186,256	0.82
Replacement Reserves	0	0	0	0	44,963	0.20
Net Cash Flow	$1,697,499	$1,446,478	$1,616,466	$1,932,226	$2,112,841	$9.34

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through October 1, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

149

CHANDLER FORUM

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Property	1	Loan Seller		CGMRC
Location (City/State)	Chandler, Arizona	Cut-off Date Principal Balance		$23,700,000
Property Type	Office	Cut-off Date Principal Balance per SF		$158.14
Size (SF)	149,863	Percentage of Initial Pool Balance		2.1%
Total Occupancy as of 11/5/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/5/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 / 2015	Mortgage Rate		4.8600%
Appraised Value	$33,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	12
		Borrower Sponsors(1)	H25A, LLC and Bruce Karsh

Underwritten Revenues	$2,478,607
Underwritten Expenses	$94,486	Escrows
Underwritten Net Operating Income (NOI)	$2,384,121		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,174,877	Taxes	$42,654	$21,327
Cut-off Date LTV Ratio	71.8%	Insurance	$18,573	$3,096
Maturity Date LTV Ratio	58.6%	Replacement Reserves	$0	$2,498
DSCR Based on Underwritten NOI / NCF	1.59x / 1.45x	TI/LC(2)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.2%	Other(3)	$957,268	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,700,000	67.1%	Purchase Price	$33,900,000	96.0%
Principal’s New Cash Contribution	11,581,141	32.8	Reserves	1,018,496	2.9
Other Sources	37,451	0.1	Closing Costs	400,096	1.1

Total Sources	$35,318,592	100.0%	Total Uses	$35,318,592	100.0%

(1)	H25A, LLC is the non-recourse carveout guarantor under the Chandler Forum Loan.

(2)	Ongoing TI/LC reserve deposits in the amount of $12,489 will commence on the monthly payment date in December 2019 subject to a cap of $299,726.

(3)	Upfront other reserve consists of (i) $601,835 for unfunded obligations and (ii) $355,433 for free rent related to AmeriCredit Financial Services.

The following table presents certain information relating to the sole tenant at the Chandler Forum Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AmeriCredit Financial Services(2)	BBB-/Ba1/BBB-	149,863	100.0%	$2,659,522	100.0%	$17.75	2/28/2022	1, 5-year option
Largest Owned Tenants		149,863	100.0%	$2,659,522	100.0%	$17.75
Vacant Space (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		149,863	100.0%	$2,659,522	100.0%	$17.75

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The tenant has an option to terminate the lease effective November 30, 2020 upon 12 months’ notice and payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CHANDLER FORUM

The following table presents the lease rollover schedule at the Chandler Forum Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	149,863	100.0	100.0%	2,659,522	100.0	17.75	1
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	149,863	100.0%		$2,659,522	100.0%	$17.75	1

The following table presents certain information relating to historical leasing at the Chandler Forum Property:

Historical Leased %(1)

As of 11/5/2015
Owned Space	100.0%

(1)	As provided by the borrower which reflects average occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chandler Forum Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$2,360,342	$15.75
Contractual Rent Steps(2)	299,180	2.00
Gross Up Vacancy	0	0.00
Total Rent	$2,659,522	$17.75
Total Reimbursables	94,486	0.63
Other Income	0	0.00
Vacancy & Credit Loss	(275,401)	(1.84)
Effective Gross Income	$2,478,607	$16.54

Real Estate Taxes	$0	$0.00
Insurance	23,676	0.16
Management Fee	70,810	0.47
Other Operating Expenses	0	0.00
Total Operating Expenses	$94,486	$0.63

Net Operating Income	$2,384,121	$15.91
TI/LC	179,272	1.20
Replacement Reserves	29,973	0.20
Net Cash Flow	$2,174,877	$14.51

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps are underwritten based on the present value of scheduled rent increases occurring through September 1, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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COMMERCE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	North Brunswick, New Jersey	Cut-off Date Principal Balance		$21,300,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$136.18
Size (SF)	156,412	Percentage of Initial Pool Balance		1.9%
Total Occupancy as of 6/1/2015	89.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2015	89.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1988, 1992, 1998, 1999, 2003 / NAP	Mortgage Rate		4.5900%
Appraised Value	$32,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	60
		Borrower Sponsor(1)	Shalem Family Entity

Underwritten Revenues	$3,249,505	Escrows
Underwritten Expenses	$1,331,455		Upfront	Monthly
Underwritten Net Operating Income (NOI)	$1,918,049	Taxes	$73,598	$73,598
Underwritten Net Cash Flow (NCF)	$1,789,119	Insurance	$48,199	$6,025
Cut-off Date LTV Ratio	65.5%	Replacement Reserves	$0	$1,955
Maturity Date LTV Ratio	60.1%	TI/LC(2)	$0	$10,417
DSCR Based on Underwritten NOI / NCF	1.47x / 1.37x	Deferred Maintenance	$41,250	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.4%	Environmental Reserve	$49,628	$0
		Other(3)	$153,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,300,000	99.7%	Loan Payoff	$17,365,492	81.3%
Other Sources	60,000	0.3	Principal Equity Distribution	3,138,942	14.7
			Closing Costs	489,890	2.3
			Reserves	365,675	1.7
Total Sources	$21,360,000	100.0%	Total Uses	$21,360,000	100.0%

(1)	Sam Shalem is the guarantor of the non-recourse carveouts under the Commerce Center Loan.

(2)	TI/LC reserve capped at $250,000.

(3)	Upfront other reserve is comprised of $90,000 for Perfect Foods Rent Reserve and $63,000 for parking repairs.

The following table presents certain information relating to the major tenants at the Commerce Center Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Regal Cinema	NR / NR / NR	75,785	48.5%	$771,110	36.0%	10.17	3/31/2024	1, 5-year option
CVS/Hook Superx	NR / NR / NR	10,880	7.0	310,296	14.5	28.52	1/31/2026	6, 5-year options
Chutney Partners	NR / NR / NR	11,544	7.4	202,713	9.5	17.56	3/31/2017	3, 5-year options
Buffalo Wild Wings	NR / NR / NR	7,440	4.8	188,232	8.8	25.30	10/31/2019	3, 5-year options
Perfect Foods / Rupee Room(1)	NR / NR / NR	10,061	6.4	184,686	8.6	18.36	Various(1)	NA
Longhorn Steakhouse	NR / NR / NR	5,000	3.2	127,050	5.9	25.41	6/30/2018	3, 5-year options
Pizza Hut	NR / NR / NR	3,674	2.3	84,056	3.9	22.88	12/31/2020	1, 5-year option
Seafood Empire	NR / NR / NR	3,268	2.1	59,896	2.8	18.33	11/30/2016	NA
Dental IA&T Solutions	NR / NR / NR	2,050	1.3	49,200	2.3	24.00	10/31/2019	NA
AVCO/Citifinancial	NR / NR / NR	1,727	1.1	40,757	1.9	23.60	10/31/2017	NA
Ten Largest Owned Tenants		131,429	84.0%	$2,017,997	94.2%	$15.35
Remaining Owned Tenants		7,881	5.0	125,069	5.8	15.87
Vacant Spaces (Owned Space)		17,102	10.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		156,412	100.0%	$2,143,066	100.0%	$15.38

(1)	Perfect Foods expiration is based off the space it currently occupies (6,335 SF) which has a lease expiration date of 8/31/2020 and an expansion space (3,726 SF) expiring October 31, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the Commerce Center Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	3,268	2.1	2.1%	59,896	2.8	18.33	1
2017	16,262	10.4	12.5%	276,055	12.9	16.98	3
2018	6,740	4.3	16.8%	154,890	7.2	22.98	2
2019	9,490	6.1	22.9%	237,432	11.1	25.02	2
2020	11,736	7.5	30.4%	241,242	11.3	20.56	3
2021	0	0.0	30.4%	0	0.0	0.00	0
2022	0	0.0	30.4%	0	0.0	0.00	0
2023	0	0.0	30.4%	0	0.0	0.00	0
2024	75,785	48.5	78.8%	771,110	36.0	10.17	1
2025	5,149	3.3	82.1%	92,145	4.3	17.90	2
2026 & Thereafter	10,880	7.0	89.1%	310,296	14.5	28.52	1
Vacant	17,102	10.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	156,412	100.0%		$2,143,066	100.0%	$15.38	15

The following table presents certain information relating to historical leasing at the Commerce Center Property:

Historical Leased %(1)

	2012	2013	2014	6/1/2015
Owned Space	95.5%	95.5%	95.6%	89.1%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Commerce Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$2,163,042	$2,188,243	$2,224,194	$2,235,375	$2,125,566	$13.59
Contractual Rent Steps	0	0	0	0	17,499	0.11
Gross Up Vacancy	0	0	0	0	459,756	2.94
Total Rent	$2,163,042	$2,188,243	$2,224,194	$2,235,375	$2,602,822	$16.64
Total Reimbursables	1,063,085	1,066,677	1,182,712	1,188,170	1,053,694	6.74
Other Income	43,444	49,897	48,259	48,245	48,245	0.31
Percentage Rent	2,418	13,480	46,601	5,549	4,500.03
Vacancy & Credit Loss	0	0	0	0	(459,756)	(2.94)
Effective Gross Income	$3,271,989	$3,318,297	$3,501,766	$3,477,339	$3,249,505	$20.78

Real Estate Taxes	$837,166	$881,390	$866,730	$853,341	$839,840	$5.37
Insurance	55,495	58,202	55,408	58,389	68,856	0.44
Management Fee	98,160	99,549	105,053	104,320	97,485	0.62
Repairs & Maintenance	94,039	151,062	285,062	240,708	240,708	1.54
Utilities	71,646	70,382	72,586	74,301	74,301	0.48
Other Operating Expenses(2)	34,139	29,855	7,110	13,820	10,265	0.07
Total Operating Expenses	$1,190,645	$1,290,440	$1,391,949	$1,344,879	$1,331,455	$8.51

Net Operating Income	$2,081,344	$2,027,857	$2,109,817	$2,132,460	$1,918,049	$12.26
TI/LC	0	0	0	0	105,469	0.67
Replacement Reserves	0	0	0	0	23,462	0.15
Net Cash Flow	$2,081,344	$2,027,857	$2,109,817	$2,132,460	$1,789,119	$11.44

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

(2)	Other Operating Expenses include payroll and benefits expenses as well as general and administrative expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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157

REYNOLDS MHC PORTFOLIO 4

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	13	Loan Seller	RMF
Location (City/State)	Various, Various	Cut-off Date Principal Balance	$21,051,274
Property Type	Manufactured Housing	Cut-off Date Principal Balance per unit	$18,812.58
Size (Pads)	1,119	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 9/15/2015 and 6/1/2015	92.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/15/2015 and 6/1/2015	92.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	5.3500%
Appraised Value	$29,390,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,825,759	Borrower Sponsor(1)	David H. Reynolds
Underwritten Expenses	$1,680,390	Escrows
Underwritten Net Operating Income (NOI)	$2,145,369	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,082,519	Taxes	$189,552	$21,061
Cut-off Date LTV Ratio	71.6%	Insurance	$0	$10,940
Maturity Date LTV Ratio	59.6%	Replacement Reserves	$0	$5,238
DSCR Based on Underwritten NOI / NCF	1.52x / 1.47x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.9%	Other(2)	$1,688,163	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,075,000	99.0%	Loan Payoff	$12,271,283	57.7%
Other Sources	205,000	1.0	Principal Equity Distribution	6,231,690	29.3
			Reserves	1,877,715	8.8
			Closing Costs	899,313	4.2
Total Sources	$21,280,000	100.0%	Total Uses	$21,280,000	100.0%

(1)	David H. Reynolds is the non-recourse carveout guarantor under the Reynolds MHC Portfolio 4 Loan.
(2)	The other upfront reserve represents a $1,485,000 reserve for borrower owned homes and a $203,163 reserve for deferred maintenance.

The following table presents certain information relating to the Reynolds MHC Portfolio 4 Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount(1)	Total Pads	Occupancy(2)	Year Built	Year Renovated	UW NCF
Willows	Fenton	MO	$2,841,277	121	95.9%	1988	NAP	$256,479
North Lamar MHC	Austin	TX	2,252,931	69	100.0	1968	NAP	169,123
Midway Village	Evansville	WI	2,123,782	69	95.7	1975	NAP	201,283
Pitcher Park & Pitcher North	Devils Lake	ND	1,779,386	149	71.1	1972	NAP	187,061
Oak Grove	Greenville	SC	1,600,012	91	100.0	1989	NAP	150,289
Apple Acres	Fruit Heights	UT	1,528,263	45	88.9	1960	NAP	157,492
Rolling Hills	Tulsa	OK	1,492,388	101	94.1	1968	NAP	170,178
North Star	Minot	ND	1,478,037	78	100.0	1960	NAP	154,625
Green Meadows	Greenville	SC	1,456,512	114	100.0	1966	NAP	136,911
Ennis MHC	Ennis	TX	1,384,763	92	79.3	1970	NAP	161,130
Grafton	Grafton	ND	1,140,815	61	93.4	1975	NAP	116,057
Cimarron Park	Rapid City	SD	1,033,192	48	100.0	1988	NAP	132,223
Walls MHC	Hamlet	NC	939,917	81	96.3	1965	NAP	89,668
Total / Wtd. Avg. Portfolio			$21,051,274	1,119	92.1%			$2,082,519

(1)	The related loan documents permit the release of an individual property with partial defeasance of 125% of the allocated loan amount.
(2)	As provided by the borrowers and represents physical occupancy based on the total number of pads for all Reynolds MHC Portfolio 4 Properties as of September 15, 2015 except Green Meadows, which is as of June 1, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

158

REYNOLDS MHC PORTFOLIO 4

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Reynolds MHC Portfolio 4 Properties:

Cash Flow Analysis(1)(2)

	Appraisal	Underwritten	Underwritten $ per Pad
Base Rent	$3,916,393	$3,532,344	$3,157
Gross Up Vacancy	0	289,032	258
Total Rent Revenue	$3,916,393	$3,821,376	$3,415
Other Income(3)	338,783	391,806	350
Vacancy & Credit Loss	(390,694)	(387,423)	(346)
Effective Gross Income	$3,864,482	$3,825,759	$3,419

Real Estate Taxes	253,299	252,736	226
Insurance	65,435	92,767	83
Management Fee	146,944	153,030	137
Other Operating Expenses	1,124,980	1,181,857	1,056
Total Operating Expenses	$1,590,658	$1,680,390	$1,502

Net Operating Income	$2,273,824	$2,145,369	$1,917
Replacement Reserves	28,575	62,850	56
Net Cash Flow	$2,245,249	$2,082,519	$1,861

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.
(2)	Historical financials were not available for all properties in the Reynolds MHC Portfolio 4; property-level historical cashflows are shown in Annex A to the Free Writing Prospectus.
(3)	Other Income consists of a mix of RUBs, late fees, application fees, miscellaneous credits, net square foot fees and administrative fees for all Reynolds MHC Portfolio 4 Properties, and billboard income for the North Lamar Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

159

OCEANEERING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Chesapeake, Virginia	Cut-off Date Principal Balance	$21,000,000
Property Type	Industrial	Cut-off Date Principal Balance per SF	$136.46
Size (SF)	153,894	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 10/1/2015	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2015	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2015 / NAP	Mortgage Rate	4.4780%
Appraised Value	$30,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	LCN North American Fund REIT
Underwritten Revenues	$2,128,899
Underwritten Expenses	$68,124	Escrows
Underwritten Net Operating Income (NOI)	$2,060,774	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,983,622	Taxes	$0	$17,565
Cut-off Date LTV Ratio	70.0%	Insurance	$6,371	$3,186
Maturity Date LTV Ratio	70.0%	Replacement Reserves(2)	$0	$0
DSCR Based on Underwritten NOI / NCF	2.16x / 2.08x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.4%	Other(3)	$20,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,000,000	69.2%	Purchase Price	$30,000,000	98.8%
Principal’s New Cash Contribution	9,364,601	30.8	Closing Costs	338,230	1.1
			Reserves	26,371	0.1

Total Sources	$30,364,601	100.0%	Total Uses	$30,364,601	100.0%

(1)	LCN North American Fund REIT is the borrower sponsor and non-recourse carveout guarantor for the Oceaneering Loan.
(2)	Replacement reserves are capped at $46,168.
(3)	Other upfront reserve represents unfunded obligations related to deferred maintenance.

The following table presents certain information relating to the sole tenant at the Oceaneering Property:

Tenant Name	Unit Type	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Oceaneering	Office	NR / Ba2 / BBB	86,065	55.9%	$1,088,722	55.9%	$12.65	4/30/2030	3, 5-year options
Oceaneering	Warehouse	NR / Ba2 / BBB	67,829	44.1	858,037	44.1	12.65	4/30/2030	3, 5-year options
Totals / Wtd. Avg. Tenants			153,894	100.0%	$1,946,759	100.0%	$12.65

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Oceaneering Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0	0	0.0	0.00	0
2016	0	0.0	0.0	0	0.0	0.00	0
2017	0	0.0	0.0	0	0.0	0.00	0
2018	0	0.0	0.0	0	0.0	0.00	0
2019	0	0.0	0.0	0	0.0	0.00	0
2020	0	0.0	0.0	0	0.0	0.00	0
2021	0	0.0	0.0	0	0.0	0.00	0
2022	0	0.0	0.0	0	0.0	0.00	0
2023	0	0.0	0.0	0	0.0	0.00	0
2024	0	0.0	0.0	0	0.0	0.00	0
2025	0	0.0	0.0	0	0.0	0.00	0
2026 & Thereafter	153,894	100.0	100.0	1,946,759	100.0	12.65	1
Vacant	0	0.0	0.0	0	0.0	0.00	0
Total / Wtd. Avg.	153,894	100.0%		$1,946,759	100.0%	$12.65	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

160

OCEANEERING

The following table presents certain information relating to historical occupancy at the Oceaneering Property:

Historical Leased %(1)(2)

2013	2014	As of 10/1/2015
NA	NA	100.0%

(1)	As provided by the borrower.
(2)	Historical leased figures are not available as the Oceaneering Property was built in 2015 with a lease start date of April 29, 2015.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Oceaneering Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,946,759	$12.65
Gross Up Vacancy	0	0.00
Total Rent	$1,946,759	$12.65
Total Reimbursables	63,924	0.42
Other Income(3)	184,057	1.20
Less Vacancy & Credit Loss(4)	(65,842)	(0.43)
Effective Gross Income	$2,128,899	$13.83

Total Operating Expenses	$68,124	$0.44

Net Operating Income	$2,060,774	$13.39
TI/LC	61,763	0.40
Capital Expenditures(5)	15,389	0.10
Net Cash Flow	$1,983,622	$12.89

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten net cash flow.
(2)	Underwritten cash flow based on contractual rents as of October 1, 2015 and contractual rent steps through June 30, 2016.
(3)	Other income based on a 10-year straight line average of rents.
(4)	Based on a 3% floor on vacancy.
(5)	Based on $0.10 per SF. The property condition assessment concluded $0.04 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

161

CHICAGO CROSSED PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		FCRE REL, LLC
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance		$19,923,391
Property Type	Office/Industrial	Cut-off Date Principal Balance per SF		$91.71
Size (SF)	217,235	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 10/29/2015 and 9/1/2015	93.1%	Number of Related Mortgage Loans(2)		3
Owned Occupancy as of 10/29/2015 and 9/1/2015	93.1%	Type of Security		Fee Simple
Year Built	1898 and 1930	Mortgage Rate		4.5200%/4.4800%
Latest Renovation	2000 and 2005	Original Term to Maturity (Months)		120
Appraised Value	$28,200,000	Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	NAP
		Borrower Sponsor(3)	Gregory A. Gienko and Randall B. Kuhn

Underwritten Revenues	$3,258,369	Escrows
Underwritten Expenses	$1,114,389
Underwritten Net Operating Income (NOI)	$2,143,982		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,962,022	Taxes	$27,274	$26,274
Cut-off Date LTV Ratio(1)	70.7%	Insurance	$46,242	$3,282
Maturity Date LTV Ratio(1)	57.4%	Replacement Reserves	$5,228	$5,228
DSCR Based on Underwritten NOI / NCF(1)	1.76x / 1.61x	TI/LC(4)	$11,032	$11,032
Debt Yield Based on Underwritten NOI / NCF(1)	10.8% / 9.8%	Other(5)	$802,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,000,000	91.8%	Loan Payoff	$14,237,668	65.4%
Principal’s New Cash Contribution	1,728,851	7.9	Principal Equity Distribution	6,382,436	29.3
Other Sources	48,750	0.2	Reserves	892,276	4.1
			Closing Costs	265,221	1.2
Total Sources	$21,777,601	100.0%	Total Uses	$21,777,601	100.0%

(1)	The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR based on Underwritten NOI/NCF and the Debt Yield based on Underwritten NOI/NCF of the 700 North Sacramento Boulevard and 627 North Albany Avenue loans are presented in the aggregate.

(2)	The Chicago Crossed Portfolio consists of two mortgage loans secured by the mortgaged properties identified on the Annex A to the Free Writing Prospectus as 700 North Sacramento Boulevard and 627 North Albany Avenue which are cross-collateralized and cross-defaulted with each other. One of the borrower sponsors of the Chicago Crossed Portfolio is also a borrower sponsor of the 935 West Randolph loan.

(3)	Gregory A. Gienko and Randall B. Kuhn are the guarantors of the non-recourse carveouts under the 700 North Sacramento Boulevard and 627 North Albany Avenue loans. Gregory A. Gienko is also the borrower sponsor and carve-out guarantor on a $1.25 million 935 West Randolph loan located in Chicago, IL.

(4)	700 North Sacramento Boulevard TI/LCs were calculated at $92,473 per annum and are capped at $125,000. 627 North Albany Avenue TI/LCs were calculated at $39,913 and are capped at $50,000.

(5)	The other reserve represents (i) $660,000 or $15.12 per SF for 700 North Sacramento Boulevard is to be used for the US Marshal’s lease renewal for a minimum of 5 years or for a replacement tenant lease acceptable to the lender and (ii) $142,500 for 627 North Albany Avenue, with $129,000 or $8 per SF to be used for the City of Chicago (Department of Internal Affairs) lease termination option and $13,500 reserved for deferred maintenance.

The following table presents certain information relating to the Chicago Crossed Portfolio Properties:

Property Name	City	State	Year Built	Total SF	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	UW NCF	UW NCF per SF	Appraised Value
700 North Sacramento Boulevard	Chicago	IL	1898	149,585	90.0%	$16,436,884	82.5%	$1,633,831	$10.92	$23,000,000
627 North Albany Avenue	Chicago	IL	1930	67,650	100.0	3,486,507	17.5	328,191	4.85	5,200,000
Total / Wtd. Avg				217,235	93.1%	$19,923,391	100.0%	$1,962,022	$9.03	$28,200,000

(1)	Occupancy of the 700 North Sacramento Boulevard Property and the 627 North Albany Avenue Property as of October 29, 2015 and September 1, 2015, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

162

CHICAGO CROSSED PORTFOLIO

The following table presents certain information relating to the major tenants at the 700 North Sacramento Boulevard Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
US Marshal Service	AAA / AAA / AA+	43,644	29.2%	$1,284,006	52.1%	$29.42	6/30/2019	NA
Kaleidoscope	NR / NR / NR	32,399	21.7	421,085	17.1	13.00	6/30/2024	1, 5-year option
Pioneer Environmental	NR / NR / NR	7,100	4.7	79,875	3.2	11.25	9/30/2017	1, 2-year option
Little City Foundation	NR / NR / NR	6,310	4.2	106,740	4.3	16.92	11/30/2017	Yes(1)
The Children’s Place	NR / NR / NR	5,904	3.9	78,287	3.2	13.26	11/30/2018	1, 5-year option
Mintex Inc.	NR / NR / NR	5,495	3.7	60,445	2.5	11.00	2/28/2021	1, 5-year option
PHLearn	NR / NR / NR	5,493	3.7	76,902	3.1	14.00	3/31/2020	NA
Lincare	NR / NR / NR	4,902	3.3	71,805	2.9	14.65	3/31/2017	2, 1-year options
A & O Recovery Services	NR / NR / NR	4,220	2.8	56,520	2.3	13.39	3/31/2019	NA
Prairie Shores Property Management	NR / NR / NR	3,729	2.5	34,787	1.4	9.33	03/31/2018	NA
Largest Tenants		119,196	79.7%	$2,270,452	92.1%	$19.05
Remaining Tenants		15,457	10.3	194,722	7.9	12.60
Vacant		14,932	10.0	0	0	0
Total / Wtd. Avg. All Tenants		149,585	100.0%	$2,465,174	100.0%	$18.31

(1)	The lease provides that the tenant has an extension option, but does not specify a defined extension term.

The following table presents certain information relating to the major tenants at the 627 North Albany Avenue Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
City of Chicago (Dept. of Internal Affairs)	NR / Baa1 / A-	16,065	23.7%	$196,416	38.6%	$12.23	9/30/2027	1, 10-year option
Milk & Honey Granola	NR / NR / NR	15,446	22.8	81,492	16.0	5.28	12/31/2017	2, 3-year options
The Metraflex Company	NR / NR / NR	12,524	18.5	79,626	15.7	6.36	8/31/2017	1, 3-year option
US Compliance	NR / NR / NR	9,893	14.6	62,974	12.4	6.37	4/30/2018	NA
Pioneer Environmental	NR / NR / NR	5,175	7.6	23,288	4.6	4.50	9/30/2017	NA
HUB Parking Technology	NR / NR / NR	4,430	6.5	38,400	7.6	8.67	3/31/2018	NA
N. Genius Solutions	NR / NR / NR	4,117	6.1	26,347	5.2	6.40	3/31/2018	NA
Largest Tenants		67,650	100.0%	$508,543	100.0%	$7.52
Remaining Tenants		0	0	0	0	0
Vacant		0	0	0	0	0
Total / Wtd. Avg. All Tenants		67,650	100.0%	$508,543	100.0%	$7.52

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

163

CHICAGO CROSSED PORTFOLIO

The following table presents the lease rollover schedule at the 700 North Sacramento Boulevard Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring GLA	% of Total GLA	Cumulative % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
2015	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	2,721	1.8	1.8%	33,644	1.4	12.36	1
2017	21,235	14.2	16.0%	289,428	11.7	13.63	4
2018	17,953	12.0	28.0%	228,216	9.3	12.71	5
2019	47,864	32.0	60.0%	1,340,526	54.4	28.01	2
2020	6,986	4.7	64.7%	91,830	3.7	13.14	2
2021	5,495	3.7	68.4%	60,445	2.5	11.00	1
2022	0	0.0	68.4%	0	0.0	0.00	0
2023	0	0.0	68.4%	0	0.0	0.00	0
2024	32,399	21.7	90.0%	421,085	17.1	13.00	1
Vacant	14,932	10.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	149,585	100.0%		$2,465,174	100.0%	$18.31	16

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents the lease rollover schedule at the 627 North Albany Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring GLA	% of Total GLA	Cumulative % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
2015	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	33,145	49.0	49.0%	184,406	36.3	5.56	3
2018	18,440	27.3	76.3%	127,721	25.1	6.93	3
2019	0	0.0	76.3%	0	0.0	0.00	0
2020	0	0.0	76.3%	0	0.0	0.00	0
2021	0	0.0	76.3%	0	0.0	0.00	0
2022	0	0.0	76.3%	0	0.0	0.00	0
2023	0	0.0	76.3%	0	0.0	0.00	0
2024 & Thereafter	16,065	23.7	100.0%	196,416	38.6	12.23	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	67,650	100.0%		$508,543	100.0%	$7.52	7

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

164

CHICAGO CROSSED PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow on an aggregate basis and per SF for the Chicago Crossed Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$2,780,411	$2,814,323	$2,634,168	$2,769,007	$2,976,093	$13.70
Contractual Rent Steps	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	256,112	1.18
Total Rent	$2,780,411	$2,814,323	$2,634,168	$2,769,007	$3,232,205	$14.88
Total Reimbursables	101,228	92,334	252,366	316,752	328,605	1.51
Vacancy & Credit Loss	0	0	0	0	(355,569)	(1.64)
Other Income	0	0	0	0	53,128	0.24
Effective Gross Income	$2,881,639	$2,906,656	$2,886,534	$3,085,759	$3,258,369	$15.00

Real Estate Taxes	$278,124	$243,021	$313,465	$350,684	$350,684	1.61
Insurance	39,437	40,258	67,789	67,684	49,475	0.23
Management Fee	90,000	90,000	93,500	98,000	130,335	0.60
Other Operating Expenses	565,022	603,828	648,345	627,679	583,894	2.69
Total Operating Expenses	$972,583	$977,107	$1,123,099	$1,144,047	$1,114,389	$5.13

Net Operating Income	$1,909,056	$1,929,549	$1,763,436	$1,941,711	$2,143,982	$9.87
TI/LC	9,019	14,926	27,365	48,881	119,224	0.55
Replacement Reserves	40,481	82,783	65,347	101,464	62,736	0.29
Net Cash Flow	$1,859,556	$1,831,840	$1,670,723	$1,791,367	$1,962,022	$9.03

(1)	General considerations from historicals used to determine underwritten projections.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

165

IRON GUARD STORAGE PORTFOLIO TX-AL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller		CGMRC
Location (City/State)	Various, Various	Cut-off Date Principal Balance		$18,550,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$41.14
Size (SF)	450,864	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of Various	77.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of Various	77.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.6300%
Appraised Value	$24,840,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		30
Underwritten Revenues	$2,678,050	Borrower Sponsors(1)	Chad D. Ross, David T. Ross, Kurtus A. Ross, Tyrrell G. Ross, Kimberly K. Michael
Underwritten Expenses	$1,063,140	Escrows
Underwritten Net Operating Income (NOI)	$1,614,910
Underwritten Net Cash Flow (NCF)	$1,569,824		Upfront	Monthly
Cut-off Date LTV Ratio	74.7%	Taxes	$272,837	$27,284
Maturity Date LTV Ratio	71.7%	Insurance	$30,012	$3,751
DSCR Based on Underwritten NOI / NCF	1.41x / 1.37x	Replacement Reserves(2)	$0	$3,757
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.5%	Other(3)	$131,156	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,550,000	74.1%	Purchase Price	$24,125,000	96.4%
Principal’s New Cash Contribution	5,747,958	23.0	Closing Costs	475,785	1.9
Other Sources	736,832	2.9	Reserves	434,005	1.7

Total Sources	$25,034,789	100.0%	Total Uses	$25,034,789	100.0%

(1)	Chad D. Ross, David T. Ross, Kurtus A. Ross, Tyrrell G. Ross and Kimberly K. Michael are the non-recourse carveout guarantors under the Iron Guard Storage Portfolio TX-AL Loan.

(2)	Replacement reserve is capped at $90,172.

(3)	Other upfront reserve represents a deferred maintenance reserve of $131,156.

The following table presents certain information relating to the Iron Guard Storage Portfolio TX-AL Properties:

Property Address	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
16920 FM 2920 Road	Tomball	TX	$3,731,732	73,700	80.1%	2004	NAP	$300,257
4405 Highway 71 East	Del Valle	TX	4,231,867	67,188	87.3%	2005-2012	NAP	350,168
4176 and 4141 Troy Highway	Montgomery	AL	3,455,455	134,850	71.2%	1972, 1995, 2000	NAP	329,077
5622 FM 2673	Canyon Lake	TX	2,706,255	57,500	86.0%	2008-2011	NAP	224,641
4215 North Frazier Street	Conroe	TX	3,087,406	59,513	83.9%	2010, 2014	NAP	257,355
1015 West Expressway 83	Donna	TX	1,337,285	58,113	58.6%	2002	NAP	108,327
Total / Wtd. Avg.			$18,550,000	450,864	77.0%			$1,569,824

(1)	As provided by the borrowers and represents physical occupancy based on square footage as of September 16, 2015 (Tomball), September 21, 2015 (Montgomery) and September 28, 2015 (Del Valle, Canyon Lake, Conroe, Donna) .

The following table presents certain information relating to historical leasing at the Iron Guard Storage Portfolio TX-AL Properties:

Historical Leased %(1)

Property Address	2013	2014	TTM 9/30/2015
16920 FM 2920 Road	65.7%	68.0%	71.3%
4405 Highway 71 East	58.9%	69.4%	73.4%
4176 and 4141 Troy Highway	NAV	72.0%	NAV
5622 FM 2673	48.6%	61.1%	70.4%
4215 North Frazier Street	68.1%	80.0%	80.6%
1015 West Expressway 83	52.4%	54.7%	57.2%
Total / Wtd. Avg.	59.1%	68.4%	70.7%

(1)	As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

166

IRON GUARD STORAGE PORTFOLIO TX-AL

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Iron Guard Storage Portfolio TX-AL Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015(2)	Underwritten	Underwritten $ per SF
Base Rent	$1,165,531	$1,431,461	$2,297,088	$2,593,677	$2,755,712	$6.11
Gross Up Vacancy	0	0	0	0	866,436	1.92
Total Rent Revenue	$1,165,531	$1,431,461	$2,297,088	$2,593,677	$3,622,148	$8.03
Other Income(3)	1,500	1,500	96,828	89,159	96,721	0.21
Vacancy & Credit Loss	0	0	0	(4,786)	(1,040,819)	(2.31)
Effective Gross Income	$1,167,031	$1,432,961	$2,393,916	$2,678,050	$2,678,050	$5.94

Real Estate Taxes	179,924	241,395	266,243	316,927	320,951	0.71
Insurance	18,300	19,446	33,825	34,890	42,874	0.10
Management Fee	46,681	57,318	95,757	107,122	107,122	0.24
Other Operating Expenses	378,291	393,988	633,879	652,955	592,193	1.31
Total Operating Expenses	$623,196	$712,148	$1,029,704	$1,111,894	$1,063,140	$2.36

Net Operating Income	$543,835	$720,814	$1,364,212	$1,566,156	$1,614,910	$3.58
Replacement Reserves	0	0	0	0	0	0
Historical Capital Expenses	0	0	0	0	45,086	0.10
Net Cash Flow	$543,835	$720,814	$1,364,212	$1,566,156	$1,569,824	$3.48

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	As of August 31, 2015, for Iron Guard Storage Montgomery.

(3)	Other Income consists of administrative fees, advertising, personnel, utilities and repairs & maintenance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

167

NORTH MYRTLE BEACH SELF STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		RMF
Location (City/State)	Various, SC	Cut-off Date Principal Balance		$15,100,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$68.89
Size (SF)	219,204	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 10/15/2015	89.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/15/2015	89.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.7000%
Appraised Value	$23,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$2,108,272	Borrower Sponsors(1)		Robert Morgan and Robert Moser
Underwritten Expenses	$568,520	Escrows
Underwritten Net Operating Income (NOI)	$1,539,752		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,533,121	Taxes	$74,113	$6,417
Cut-off Date LTV Ratio	64.0%	Insurance	$7,031	$3,348
Maturity Date LTV Ratio	56.3%	Replacement Reserves	$0	$2,740
DSCR Based on Underwritten NOI / NCF	1.64x / 1.63x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 10.2%	Other(2)	$3,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,100,000	79.0%	Purchase Price	$18,500,00	96.8%
Principal’s New Cash Contribution	4,015,543	21.0	Closing Costs	531,274	2.8
			Upfront Reserves	84,269	0.4
Total Sources	$19,115,543	100.0%	Total Uses	$19,115,543	100.0%

(1)	Robert Moser and Robert Morgan are the non-recourse carveout guarantors under the North Myrtle Beach Self Storage Portfolio Loan.

(2)	The other upfront reserve represents a $3,125 reserve for deferred maintenance.

The following table presents certain information relating to the North Myrtle Beach Self Storage Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount(1)	Total GLA	Occupancy(2)	Year Built	Year Renovated	UW NCF
High Ground Self Storage	Little River	SC	$8,100,000	112,374	89.4%	1978,1993	1993	$820,017
Guardian Self Storage	Longs	SC	7,000,000	106,830	89.0	2001	NAP	713,103
Total / Wtd. Avg. Portfolio			$15,100,000	219,204	89.2%			$1,533,121

(1)	The related loan documents permit the release of an individual property with partial defeasance of 115% of the allocated loan amount.

(2)	As provided by the borrowers and represents physical occupancy based on square footage as of October 15, 2015.

The following table presents certain information relating to historical leasing at the North Myrtle Beach Self Storage Portfolio Properties:

Historical Leased %(1)

Property Name	2012	2013	2014	10/15/2015
High Ground Self Storage	78.4%	80.9%	85.5%	89.4%
Guardian Self Storage	74.6%	79.5%	85.5%	89.0%
Total / Wtd. Avg. Portfolio	76.5%	80.2%	85.5%	89.2%

(1)	As provided by the borrowers and represents average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

168

NORTH MYRTLE BEACH SELF STORAGE PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the North Myrtle Beach Self Storage Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,592,552	$1,724,643	$1,861,947	$1,965,759	$2,000,616	$9.13
Gross Up Vacancy	0	0	0	0	228,689	1.04
Total Rent Revenue	$1,592,552	$1,724,643	$1,861,947	$1,965,759	$2,229,305	$10.17
Other Income(3)	67,492	80,908	95,526	107,656	107,656	0.49
Vacancy & Credit Loss	0	0	0	0	(228,689)	(1.04)
Effective Gross Income	$1,660,045	$1,805,551	$1,957,473	$2,073,415	$2,108,272	$9.62

Real Estate Taxes	73,968	82,138	81,232	81,109	177,073	0.81
Insurance	16,840	22,337	19,772	23,193	40,179	0.18
Management Fee	0	0	0	0	105,414	0.48
Other Operating Expenses	207,407	209,813	225,194	231,756	245,854	1.12
Total Operating Expenses	$298,215	$314,289	$326,199	$336,058	$568,520	$2.59

Net Operating Income	$1,361,830	$1,491,262	$1,631,274	$1,737,357	$1,539,752	$7.02
Replacement Reserves	0	0	0	0	6,632	0.03
Net Cash Flow	$1,361,830	$1,491,262	$1,631,274	$1,737,357	$1,533,121	$6.99

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on the October 15, 2015 rent roll across the North Myrtle Beach Self Storage Portfolio Properties.
(3)	Other Income consists of administrative fees, late fees, retail revenue and insurance revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

169

cortez plaza east

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Bradenton, Florida	Cut-off Date Principal Balance	$14,300,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$81.17
Size (SF)	176,164	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 8/31/2015	90.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/31/2015	90.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1968, 1971, 1972 / 1983	Mortgage Rate	5.5900%
Appraised Value	$19,550,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	18
Underwritten Revenues	$1,924,334	Borrower Sponsor(1)	Camille Mohaupt and Michael Lembo, Jr.
Underwritten Expenses	$589,198	Escrows
Underwritten Net Operating Income (NOI)	$1,335,137	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,225,778	Taxes	$32,073	$15,273
Cut-off Date LTV Ratio	73.1%	Insurance	$61,409	$14,621
Maturity Date LTV Ratio	65.7%	Replacement Reserves	$0	$2,202
DSCR Based on Underwritten NOI / NCF	1.36x / 1.25x	TI/LC	$0	$6,951
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.6%	Other(2)	$1,298,985	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,300,000	99.8%	Loan Payoff	$9,855,129	68.7%
Other Sources	35,000	0.2	Principal Equity Distribution	2,431,884	17.0
			Reserve	1,392,467	9.7
			Closing Cost	655,521	4.6
Total Sources	$14,335,000	100.0%	Total Uses	$14,335,000	100.0%

(1)	Camille Mohaupt and Michael Lembo, Jr. are the guarantors of the non-recourse carveouts under the Cortez Plaza East Loan.

(2)	Other upfront reserves represents a Five Below TI reserve deposit of $657,769, an immediate repairs reserve of $254,850, a free rent reserve of $148,157 for Five Below, a Twistee Treat TI reserve deposit of $134,158, a roof warranty deposit of $89,895 and a free rent reserve of $14,156 for Twistee Treat.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Cortez Plaza East Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Ross Dress for Less	NR/A3/A-	28,800	16.3%	$237,600	16.2%	$8.25	1/31/2019	$198	7.5%	2, 5-year options
Service Merchandise(3)	NR/NR/NR	53,243	30.2	230,010	15.7	4.32	2/28/2019	NA	NA	4, 5-year options
Party City	NR/NR/NR	15,275	8.7	152,410	10.4	9.98(4)	Various(5)	NA	NA	NA
Five Below	NR/NR/NR	7,956	4.5	135,252	9.2	17.00	4/30/2026	NA	NA	3, 5-year options
Dollar Tree	NR/Ba2/BB	10,400	5.9	98,800	6.7	9.50	8/30/2018	NA	NA	3, 5-year options
H&R Block	NR/NR/BBB	4,000	2.3	69,935	4.8	17.48	4/30/2017	NA	NA	1, 5-year option
Hancock Fabrics	NR/NR/NR	11,250	6.4	63,000	4.3	5.60	12/31/2018	$107	7.1%	NA
Rainbow Southeast Leasing	NR/NR/NR	3,500	2.0	57,750	3.9	16.50	5/15/2020	NA	NA	1, 5-year option
EasyHome Ltd.	NR/NR/NR	4,040	2.3	56,560	3.9	14.00	9/30/2017	NA	NA	2, 5-year options
Plato’s Closet	NR/NR/NR	2,780	1.6	55,239	3.8	19.87	2/28/2017	NA	NA	NA
Ten Largest Owned Tenants		141,244	80.2%	1,156,556	79.0%	8.19
Remaining Owned Tenants		17,480	9.9	307,432	21.0	17.59
Vacant Spaces (Owned Space)		17,440	9.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		176,164	100.0%	1,463,988	100.0%	9.22

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant Sales $ per SF are as of December 31, 2014.

(3)	Service Merchandise subleases approximately its entire space to Bed Bath & Beyond and Michael’s. Service Merchandise has been a tenant since 1998 and is under an approximately 20-year lease at a rental rate of $4.32 per SF expiring February 28, 2019, with four, 5-year renewal options. Bed Bath & Beyond (NR/Baa1/A-) has subleased 25,395 SF since 2002 under an approximately 15-year sublease expiring January 31, 2018, at a base rent of $5.80 per SF with three, 5-year renewal options at $6.50, $7.00, and $7.50 per SF. Michael’s (NR/B2/NR) has subleased approximately 28,243 SF since 2003 under an initial approximately 10-year sublease, which has been extended once. The current expiration date of the Michael’s sublease is February 28, 2019 with a base rent of $7.50 per SF. Michael’s has one, 5-year renewal option at a base rent of $8.50 per SF and one, 5-year renewal option at a base rent of $9.50 per SF remaining.

(4)	UW Base Rent $ per SF represents various rents range from $4.40 - $11.50 per SF for Party City.

(5)	Party City expiration dates range from MTM for 3,275 SF of storage space to January 31, 2019 for the 12,000 SF of anchor space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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cortez plaza east

The following table presents the lease rollover schedule at the Cortez Plaza East Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	4,475	2.5%	2.5%	$32,410	2.2%	$7.24	2
2015	0	0.0	2.5%	0	0.0	0.00	0
2016	1,000	0.6	3.1%	22,560	1.5	22.56	1
2017	14,420	8.2	11.3%	254,525	17.4	17.65	5
2018	27,250	15.5	26.8%	236,340	16.1	8.67	5
2019	97,003	55.1	81.8%	661,181	45.2	6.82	5
2020	4,020	2.3	84.1%	66,320	4.5	16.50	2
2021	0	0.0	84.1%	0	0.0	0.00	0
2022	0	0.0	84.1%	0	0.0	0.00	0
2023	0	0.0	84.1%	0	0.0	0.00	0
2024	0	0.0	84.1%	0	0.0	0.00	0
2025	2,600	1.5	85.6%	55,400	3.8	21.31	2
2026 & Thereafter	7,956	4.5	90.1%	135,252	9.2	17.00	1
Vacant	17,440	9.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	176,164	100.0%		$1,463,988	100.0%	$9.22	23

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain leases may have early termination options that are not considered in this chart.

The following table presents certain information relating to historical leasing at the Cortez Plaza East Property:

Historical Leased %(1)

	2012	2013	2014	TTM 8/31/2015
Owned Space	75.9%	75.9%	82.8%	90.1%

(1)	As provided by the borrower which reflects average occupancy for the indicated year, unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cortez Plaza East Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 8/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,279,357	$1,303,130	$1,340,649	$1,322,326	$1,463,988	$8.31
Contractual Rent Steps	0	0	0	0	3,873	0.02
Overage Rent	0	0	0	0	(5,199)	(0.03)
Gross Up Vacancy	0	0	0	0	223,384	1.27
Total Rent	$1,279,357	$1,303,130	$1,340,649	$1,322,326	$1,686,045	$9.57
Total Reimbursables	304,690	340,500	351,399	372,641	458,673	2.60
Other Income(3)	2,721	4,692	3,029	2,740	3,000	0.02
Less Vacancy & Credit Loss	0	0	0	0	(223,384)	(1.27)
Effective Gross Income	$1,586,768	$1,648,322	$1,695,077	$1,697,707	$1,924,334	$10.92

Total Operating Expenses	$462,739	$497,291	$444,199	$446,159	$589,198	$3.34

Net Operating Income	$1,124,030	$1,151,031	$1,250,878	$1,251,548	$1,335,137	$7.58
TI/LC	0	0	0	0	82,934	0.47
Capital Expenditures	0	0	0	0	26,425	0.15
Net Cash Flow	$1,124,030	$1,151,031	$1,250,878	$1,251,548	$1,225,778	$6.96

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 8/31/2015 and rent steps through 9/30/2016.

(3)	Other income includes easement income and late fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

171

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be a Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial, multifamily and manufactured housing community mortgage loans, whether newly originated or held in portfolios, that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

172

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms (and their consolidated affiliates) (each, an “Affected Investor”) investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5% in the transaction; and (b) a requirement (the “Due Diligence Requirement”) that the Affected Investor has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the Affected Investor. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive (the “AIFMD”)); (ii) will apply from January 1, 2016 to investments in securitizations by EEA insurance and reinsurance undertakings subject to the Solvency II Directive 2009/138/EC (“Solvency II”); and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities. Similar Requirements are not identical to the Retention Requirement and Due Diligence Requirement in CRR, and in particular, additional due diligence requirements apply to investors subject to AIFMD and Solvency II. Similar Requirements not yet in effect may, when they become effective, apply to securitization instruments already issued, including the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with the Retention Requirement or to take any other action which may be required by prospective investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the certificates may not be a suitable investment for Affected Investors or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer certificates or the price you may receive upon your sale of certificates.

—	The European Commission has recently published a legislative proposal for an EU framework for simple, transparent and standardized securitizations which, among other things, would repeal the risk retention requirements described above and replace them with a single regime. It is impossible to predict the effect that any such future changes would have on Affected Investors or the other types of EEA regulated investors mentioned above. Prospective investors are responsible for monitoring and assessing changes to the Retention Requirements, the Due Diligence Requirement and Similar Requirements.

—	The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations. New capital regulations, which were adopted by the banking regulators in July 2013 and began phasing in on January 1, 2014, implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. As a result of these regulations, investments in CMBS like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014, with conformance required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). Although prior to the deadlines for conformance, banking entities were or are required to make good-faith efforts to conform their activities and investments to the Volcker Rule, the general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

173

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending Is Dependent on Net Operating Income

—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date

—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases resulting from breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for FCRE REL, LLC, which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon stabilization” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, “as stabilized”, “prospective market value upon stabilization” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—	Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC. If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor. However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive. Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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